                                                                   EXHIBIT 10.53














           THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
                               (MASTER AGREEMENT)


              SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP AND
               OTHER SUBSIDIARIES OF SUNRISE ASSISTED LIVING, INC.
                                  AS BORROWERS

                              BANK OF AMERICA, N.A.
                             AS ADMINISTRATIVE AGENT
                        BANK UNITED, AS SYNDICATION AGENT
                   FLEET NATIONAL BANK, AS DOCUMENTATION AGENT

                         BANC OF AMERICA SECURITIES LLC
                     AS SOLE LEAD ARRANGER AND BOOK MANAGER





                                March 14, 2000

                                TABLE OF CONTENTS


    THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT..........................................................1

ARTICLE I................................................................................................................3

    DEFINITIONS..........................................................................................................3
        Section 1.1  Certain Defined Terms...............................................................................3
        Section 1.2  Accounting Terms and Other Definitional Provisions.................................................21

ARTICLE II..............................................................................................................22

    BORROWING...........................................................................................................22
        Section 2.1  The Loan...........................................................................................22
        Section 2.2  Procedure for Advances.............................................................................23
        Section 2.3  Fees...............................................................................................24
        Section 2.4  Interest Rate Matters..............................................................................25
        Section 2.5  Extensions.........................................................................................27
        Section 2.6  The Letter of Credit Facility......................................................................27
        Section 2.7  Permitted Costs....................................................................................28
        Section 2.8  Requisitions Demonstrating Expenses................................................................29
        Section 2.9  Co-Borrower Obligations............................................................................30
        Section 2.10 Agreement Among Borrowers..........................................................................31
        Section 2.11 Benefits to Borrowers..............................................................................31
        Section 2.12 Guaranty...........................................................................................32

ARTICLE III.............................................................................................................35

    COLLATERAL..........................................................................................................35
        Section 3.1  Collateral.........................................................................................35
        Section 3.2  Eligible Projects..................................................................................35
        Section 3.3  Assignment of Partnership Interests................................................................36
        Section 3.4  Guaranties.........................................................................................36
        Section 3.5  Collateral for Obligations.........................................................................36
        Section 3.6  Costs..............................................................................................36

ARTICLE IV..............................................................................................................37

    GENERAL FINANCING PROVISIONS........................................................................................37
        Section 4.1  Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust.....................37
        Section 4.2  Conditions Precedent to Determining Availability Under Borrowing Base..............................41
        Section 4.3  Conditions Under Which an Eligible Project is a Completed Facility.................................42
        Section 4.4  Computation of Interest and Fees...................................................................43
        Section 4.5  Liens; Setoff......................................................................................43
        Section 4.6  Payment and Performance of Obligations.............................................................43
        Section 4.7  Payments to Others for the Account of the Borrowers................................................44
        Section 4.8  Prepayment.........................................................................................44
        Section 4.9  Requisitions for the Operating Reserve.............................................................44
        Section 4.10 Assignments........................................................................................45
        Section 4.11 Liability of the Lenders...........................................................................45
        Section 4.12 Stored Materials...................................................................................45
        Section 4.13 Limitations on Advances or Readvances..............................................................45

ARTICLE V...............................................................................................................46

    REPRESENTATIONS AND WARRANTIES......................................................................................46

        Section 5.1  Existence/Good Standing............................................................................46
        Section 5.2  Power and Authority................................................................................46
        Section 5.3  Binding Agreements.................................................................................46
        Section 5.4  Litigation.........................................................................................47
        Section 5.5  No Conflicting Agreements..........................................................................47
        Section 5.6  Financial Information..............................................................................47
        Section 5.7  No Default.........................................................................................48
        Section 5.8  Taxes..............................................................................................48
        Section 5.9  Place(s) of Business and Location of Collateral....................................................48
        Section 5.10 Title to Properties................................................................................48
        Section 5.11 Margin Stock.......................................................................................48
        Section 5.12 ERISA..............................................................................................49
        Section 5.13 Governmental Consent...............................................................................49
        Section 5.14 Full Disclosure....................................................................................49
        Section 5.15 Business Names and Addresses.......................................................................50
        Section 5.16 Licenses and Certifications........................................................................50
        Section 5.17 Operating Agreements and Management Contracts......................................................50
        Section 5.18 Participation Agreements and Resident Agreements...................................................51
        Section 5.19 Compliance with Laws...............................................................................51
        Section 5.20 Presence of Hazardous Materials or Hazardous Materials Contamination...............................51
        Section 5.21 Nature of Credit Facility; Usury; Disclosures......................................................52
        Section 5.22 Compliance with Zoning.............................................................................52
        Section 5.23 Plans and Specifications...........................................................................52
        Section 5.24 Building Permits; Other Permits....................................................................52
        Section 5.25 Utilities..........................................................................................52
        Section 5.26 Access; Roads......................................................................................53
        Section 5.27 Other Liens........................................................................................53
        Section 5.28 Defaults...........................................................................................53
        Section 5.29 Survival; Updates of Representations and Warranties................................................53
        Section 5.30 Accounts...........................................................................................54
        Section 5.31 Year 2000..........................................................................................54
        Section 5.32 Development of Eligible Projects...................................................................54

ARTICLE VI..............................................................................................................55

    CONDITIONS OF LENDING...............................................................................................55
        Section 6.1  No Default.........................................................................................55
        Section 6.2  Opinion of Counsel for the Borrowers...............................................................55
        Section 6.3  Approval of Counsel for the Lenders................................................................55
        Section 6.4  Supporting Documents...............................................................................55
        Section 6.5  Financing Documents................................................................................56
        Section 6.6  Insurance..........................................................................................56
        Section 6.7  Security Documents.................................................................................56
        Section 6.8  Joinder Agreement..................................................................................56

ARTICLE VII.............................................................................................................56

    AFFIRMATIVE COVENANTS OF BORROWER...................................................................................56
        Section 7.1  Financial Statements...............................................................................57
        Section 7.2  Taxes and Claims...................................................................................58
        Section 7.3  Legal Existence....................................................................................58
        Section 7.4  Conduct of Business and Compliance with Laws.......................................................58
        Section 7.6  Insurance..........................................................................................59
        Section 7.7  Flood Insurance....................................................................................61
        Section 7.8  Maintenance of Properties..........................................................................62

        Section 7.9  Maintenance of the Collateral......................................................................62
        Section 7.10 Other Liens, Security Interests, etc...............................................................62
        Section 7.11 Defense of Title and Further Assurances............................................................62
        Section 7.12 Subsequent Opinion of Counsel as to Recording Requirements.........................................62
        Section 7.13 Books and Records..................................................................................63
        Section 7.14 Collections........................................................................................63
        Section 7.15 Notice to Account Debtors and Escrow Account.......................................................63
        Section 7.16 Business Names.....................................................................................64
        Section 7.17 ERISA..............................................................................................64
        Section 7.18 Change in Management...............................................................................64
        Section 7.19 Management.........................................................................................64
        Section 7.20 Surveys............................................................................................65
        Section 7.21 Inspections; Cooperation; Payment of Inspecting Engineer...........................................65
        Section 7.22 Vouchers and Receipts..............................................................................66
        Section 7.23 Payments for Labor and Materials...................................................................66
        Section 7.24 Correction of Construction Defects.................................................................66
        Section 7.25 Fees and Expenses; Indemnity.......................................................................66
        Section 7.26 Governmental Surveys or Inspections................................................................67
        Section 7.27  Cost Reports......................................................................................67
        Section 7.28 Updated Appraisals.................................................................................67
        Section 7.29 Notification of Certain Events, Events of Default and Adverse Developments.........................67
        Section 7.30 Compliance with Environmental Laws.................................................................69
        Section 7.31 Hazardous Materials; Contamination.................................................................69
        Section 7.32 Participation in Reimbursement Programs............................................................69
        Section 7.33 Minimum Pool A Projects............................................................................70
        Section 7.34 Subordination of Distributions and Management Fees.................................................70
        Section 7.35 Depository Bank....................................................................................70
        Section 7.36 Copies of Notices..................................................................................70
        Section 7.37 Commencement of Occupancy..........................................................................71
        Section 7.38 Removal of Eligible Project from Borrowing Base....................................................71

ARTICLE VIII............................................................................................................71

    NEGATIVE COVENANTS OF BORROWER......................................................................................71
        Section 8.1  Borrowings.........................................................................................71
        Section 8.2  Deeds of Trust and Pledges.........................................................................71
        Section 8.3  Sale or Transfer of Assets.........................................................................71
        Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc.........................................................72
        Section 8.5  Advances and Loans.................................................................................72
        Section 8.6  Contingent Liabilities.............................................................................72
        Section 8.7  Licenses...........................................................................................72
        Section 8.8  ERISA Compliance...................................................................................72
        Section 8.9  Transfer of Collateral.............................................................................73
        Section 8.10 Sale of Accounts or Receivables....................................................................73
        Section 8.11 Amendments; Terminations...........................................................................73
        Section 8.12 Prohibition on Hazardous Materials.................................................................74
        Section 8.13 Subsidiaries.......................................................................................74
        Section 8.14 Distributions to Partners or Members...............................................................74
        Section 8.15 Mergers or Acquisitions............................................................................74
        Section 8.16 Partnership Interests..............................................................................74
        Section 8.17 Impairment of Security.............................................................................75
        Section 8.18 Conditional Sales..................................................................................75
        Section 8.19 Changes to Plans and Specifications................................................................75
        Section 8.20 Construction Contract; Construction Management.....................................................75



                                      (iv)

ARTICLE IX..............................................................................................................75

    EVENTS OF DEFAULT...................................................................................................75
        Section 9.1  Failure to Pay and/or Perform the Obligations......................................................75
        Section 9.2  Breach of Representations and Warranties...........................................................76
        Section 9.3  Failure to Comply with Covenants...................................................................76
        Section 9.4  Failure to Comply with Books and Records...........................................................76
        Section 9.5  Other Defaults.....................................................................................76
        Section 9.6  Default Under Other Financing Documents............................................................76
        Section 9.7  Receiver; Bankruptcy...............................................................................76
        Section 9.8  Judgment...........................................................................................77
        Section 9.9  Execution; Attachment..............................................................................77
        Section 9.10 Default Under Other Borrowings.....................................................................77
        Section 9.12 Impairment of Position.............................................................................77
        Section 9.13 Change in Status or Ownership......................................................................78
        Section 9.14 Zoning.............................................................................................78
        Section 9.15 Change in Management...............................................................................78
        Section 9.16 Licenses...........................................................................................78
        Section 9.17 Damage to Improvements.............................................................................78
        Section 9.18 Disclosure of Contractors..........................................................................79
        Section 9.19 Mechanic's Lien....................................................................................79
        Section 9.20 Survey Matters.....................................................................................79
        Section 9.21 General Contractor Default.........................................................................79
        Section 9.22 Compliance with Law................................................................................79
        Section 9.23 Failure to Commence Occupancy......................................................................79

ARTICLE X...............................................................................................................79

    RIGHTS AND REMEDIES UPON DEFAULT....................................................................................79
        Section 10.1  DEMAND; ACCELERATION..............................................................................80
        Section 10.2  Further Advances; Immediate Acceleration..........................................................80
        Section 10.3  Specific Rights With Regard to Collateral.........................................................80
        Section 10.4  Performance by Lenders............................................................................82
        Section 10.5  Remedies on Default...............................................................................82
        Section 10.6  Uniform Commercial Code and Other Remedies........................................................83
        Section 10.7  Receiver or Other Court Order.....................................................................84
        Section 10.8  No Conditions Precedent to Exercise of Remedies...................................................84
        Section 10.9  Remedies Cumulative and Concurrent................................................................84
        Section 10.10 Strict Performance...............................................................................85

ARTICLE XI..............................................................................................................85

    MISCELLANEOUS.......................................................................................................85
        Section 11.1  Notices...........................................................................................85
        Section 11.2  Consents and Approvals............................................................................86
        Section 11.3  Remedies, etc. Cumulative.........................................................................86
        Section 11.4  No Waiver of Rights by the Lenders................................................................86
        Section 11.5  Entire Agreement..................................................................................87
        Section 11.6  Survival of Agreement; Successors and Assigns.....................................................87
        Section 11.7  Expenses..........................................................................................87
        Section 11.8  Counterparts......................................................................................88
        Section 11.9  Governing Law.....................................................................................88
        Section 11.10 Modifications.....................................................................................88
        Section 11.11 Illegality........................................................................................88
        Section 11.12 Gender, etc.......................................................................................88

        Section 11.13  Headings.........................................................................................89
        Section 11.14  Waiver of Trial by Jury..........................................................................89
        Section 11.15  No Warranty by Lenders...........................................................................89
        Section 11.16  Liability of the Lenders.........................................................................89
        Section 11.17  License of Tradename.............................................................................90
        Section 11.18  No Partnership...................................................................................90
        Section 11.19  Third Parties; Benefit...........................................................................90
        Section 11.20  Conditions; Verification.........................................................................91
        Section 11.21  Signs; Publicity.................................................................................91
        Section 11.22  Time of Essence..................................................................................91
        Section 11.23  Replacement Note.................................................................................91

    AMENDMENT TO SECOND AMENDED, RESTATED...............................................................................22

           THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

                               (MASTER AGREEMENT)

       THIS THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (the "Agreement") is made this 14th of March, 2000, by and among SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership ("SEAL"), SUNRISE SEAL, L.L.C., a Virginia limited liability company ("Sunrise SEAL"), SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, (collectively the "Original Borrowers") and SUNRISE WESTMINSTER ASSISTED LIVING, L.L.C., a Colorado limited liability company, SUNRISE PINEHURST ASSISTED LIVING LIMITED PARTNERSHIP, a Colorado limited partnership, SUNRISE PARMA ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE HAMILTON ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE EDINA ASSISTED LIVING, L.L.C., a Minnesota limited liability company, SUNRISE FARMINGTON HILLS ASSISTED LIVING, L.L.C., a Michigan limited liability company, SUNRISE BATON ROUGE ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE NEW ORLEANS ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE HOLLY ASSISTED LIVING LIMITED PARTNERSHIP, a Colorado limited partnership, SUNRISE WESTON ASSISTED LIVING LIMITED PARTNERSHIP, a Massachusetts limited partnership, SUNRISE NORTHSHORE ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership, SUNRISE CHESTERFIELD ASSISTED LIVING, L.L.C., a Missouri limited liability company, SUNRISE CLAREMONT ASSISTED LIVING, L.P., a California limited partnership (the "Additional Borrowers", collectively with the Original Borrowers and any other Additional Borrowers, as hereinafter defined, the "Borrowers"), and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for itself and for UNITED BANK, as syndication agent (the "Syndication Agent"), FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent") and certain additional lenders who are or shall be from time to time participating as lenders hereunder pursuant to the Agency Agreement, as hereinafter defined (collectively with the Administrative Agent, the "Lenders").


                                   RECITALS

       A. The Original Borrowers obtained from the Lenders a revolving credit facility in the maximum principal sum of $400,000,000 (the "Credit Facility"). The Original Credit Facility is evidenced by a Second Amended, Restated, Consolidated and Increased Master Promissory Note dated July 29, 1999 (the "Note").

       B. Advances and readvances under the Credit Facility have been governed by the terms and conditions of the Second Amended and Restated Financing and Security by and among the Original Borrowers and the Administrative Agent on behalf of the Lenders dated July 29, 1999 (the "Existing Financing Agreement").

       C. From time to time since the execution of the Existing Financing Documents, each of the Additional Borrowers has become a co-borrower with the Original Borrowers pursuant to the terms of a Joinder Agreement (as hereinafter defined) and granted to the Administrative Agent on behalf of the Lenders a first lien Deed of Trust on an Eligible Project and certain other related collateral.

       D. The Borrowers have applied to the Lenders to modify certain terms an conditions of the Existing Financing Agreement and of the Second Amended and Restated Guaranty of Payment Agreement dated July 29, 1999 by the Guarantor (as hereinafter defined) for the benefit of the Lenders (the "Existing Guaranty") and the Lenders have agreed on the condition, among others that the Existing Financing Agreement and the Existing Guaranty be amended and restated in their entirety.

       E. Except as otherwise set forth herein, advances or readvances of the Loan may be made to the Borrowers for the general business purposes of the Borrowers, including, but not limited to, financing the construction or purchase of assisted living facilities or independent living facilities and the repayment of advances to the Borrowers previously made by SALI or its Affiliates.

       F. The Borrowers and the Lenders have agreed to amend the terms of repayment of the indebtedness evidenced by the Note pursuant to that certain Amendment to the Second Amended, Restated, Consolidated and Increased Master Promissory Note of even date herewith (the "Note Modification").

       G. The Lenders have agreed to make available the Credit Facility upon the conditions that this Agreement amending and restating the Existing Financing Agreement be executed and delivered to the Administrative Agent.

                                   AGREEMENTS

       NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Administrative Agent, on behalf of the Lenders, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

       Section 1.1 Certain Defined Terms

       As used herein, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

       "Account", individually, and "Accounts", collectively, mean with respect to any and all Facilities, all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts arising out of or relating to any and all Facilities (including, without limitation, all rights to receive the payment of money or other consideration from, or on behalf of, any private pay patient), or by virtue of services rendered, loans and advances made or other considerations given, by or set forth in, or arising out of, any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements which gave rise to any or all of the foregoing, including all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including, without limitation, all rights to receive payment of money or other consideration from, or on behalf of, any private pay patient, all rights to receive payments under all Resident Agreements, and all third-party payor contracts (including Medicare and Medicaid to the extent permitted by Law), including, but not limited to, the Veterans Administration, Participation Agreements, and any and all depository accounts (other than resident trust accounts) into which the proceeds of all or any portion of such accounts may be now or hereafter deposited, and all proceeds (cash and non-cash) of the foregoing.

       "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

       "Act of Bankruptcy" means the filing of a petition in bankruptcy under the Bankruptcy Code or the other commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, now or hereafter in effect.

       "Additional Borrower" shall have the meaning set forth in the definition of Joinder Agreement.

       "Adjusted EBITDA" shall have the meaning set forth in Section 8.14 Distributions to Partners hereof.

       "Administrative Agent" means Bank of America, N.A., its successors and assigns.

       "Affiliate" means an entity in which SALI or another entity which SALI controls, holds an ownership interest equal to or greater than twenty-five percent (25%).

       "Agency Agreement" means that certain Second Amended and Restated Agency Agreement dated July 29, 1999 as amended pursuant to the Modification to second Amended and Restated Agency Agreement of even date herewith by and among the Administrative Agent and the other Lenders, as the same may be further amended, restated or substituted from time to time.

       "Agreement" means this Second Amended and Restated Financing and Security Agreement and all amendments, extensions, restatements, substitutions and supplements hereto which may from time to time become effective in accordance with the provisions of Section 11.10 Modifications hereof.

       "Appraised Value" means the appraised value of a Facility as stabilized, as reviewed by the Administrative Agent.

       "Acquisition Project" means a Facility purchased by a Borrower from a party which is not an Affiliate as a Completed Facility.

       "Architect" means the architect named in the Architect's Contract, if any, and his or its successors and permitted assigns.

       "Architect's Contract" means the architect's agreement by and between any of the Borrowers, as owner, or SDI as agent for any Borrower, and the architect for the particular Facility, or any contract for architectural services relating to the development of the Land and/or the construction of the Improvements for all of the Facilities made by any of the Borrowers and an architect and approved in writing by the Administrative Agent, as the same may be amended from time to time with the prior written approval of the Administrative Agent.

       "Assets Held for Sale" means each of the properties listed on EXHIBIT H attached hereto, which are currently being held by SALI (or an Affiliate of SALI) for resale.

       "Banking Day" means any day that is not a Saturday, Sunday or banking holiday in the Commonwealth of Virginia and a day on which banks are open for the transaction of business in U.S. Dollar deposits in London, England.

       "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

       "Borrowing Base" means at any time an amount equal to the lesser of (a) the aggregate dollar amounts of the Deed of Trust Lien Amounts for each of the Eligible Projects or, in cases where an appraisal is obtained pursuant to
Section 7.28 Updated Appraisals hereof, the lesser of the Deed of Trust Lien Amount or 75% of the Appraised Value of such Eligible Project; or (b) (i) for Eligible Projects constructed or being constructed by a Borrower, the aggregate dollar amount equal to 80% of the Costs Incurred to Date for each Pool A Project, 60% of the Costs Incurred to Date for each Pool B Project, and 40% of the Costs Incurred to Date for each Pool C Project or (ii) for Acquisition Projects which were owned by a Borrower for less than twelve (12) months as of the date the Eligible Project is added to the Borrowing Base the aggregate dollar amount equal to 80% of the Purchase Price for each Pool A Project, 60% of the Purchase Price for each Pool B Project and 40% of the Purchase Price for each Pool C Project; provided that for Acquisition Projects owned by a Borrower longer than twelve (12) months the Borrowing Base for an Acquisition Project shall be the lesser of the Deed of Trust Lien Amount or 75% of the Appraised Value of such Eligible Project.

       "Borrowing Base Deficiency" shall have the meaning set forth in Section
2.1 The Loan hereof.

       "Borrowing Base Report" shall have the meaning set forth in Section 2.1 The Loan hereof.

       "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

       "Collateral" means all of the Borrowers' Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, all right, title and interest of the Borrowers in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements, Physician Contracts, Participation Agreements, the Licenses (whether or not designated with initial capital letters), and all other management contracts, operating agreements, service agreements and any other agreements pertaining to the Eligible Projects as that term is defined herein and in the Uniform Commercial Code as presently adopted and in effect in the Commonwealth of Virginia, and shall also cover, without limitation, (i) any and all property specifically included in those respective terms in this Agreement or in the Financing Documents, (ii) all right, title and interest of the Borrowers in and to Leases or subleases, rents, royalties, issues, profits, revenues, earnings, income or other benefits of the Property, or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property, (iii) all right, title and interest of the Borrowers under all construction, architectural and design contracts and plans and specifications, (iv) any and all property and/or collateral described in any of the Security Documents, including, without limitation, this Agreement, the Deeds of Trust [and the Pledge, Assignment and Security Agreement], (v) any and all bank accounts or other deposit accounts of the Borrowers wherever located, and (vi) all proceeds (cash and non-cash, including, without limitation, insurance proceeds), of the foregoing.

       "Collateral Assignments" means collectively the Amended and Restated Collateral Assignment of Licenses, Participation Agreements and Resident Agreements dated December 23, 1997 between the Borrowers and the Administrative Agent and the Amended and Restated Collateral Assignment of Operating Agreements and Management Contracts dated December 23, 1997 among the Borrowers, the Management Company and the Administrative Agent each as amended and reconfirmed pursuant to the Confirmation of and Amendment to Security Documents dated July 29, 1999.

       "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with any of the Borrowers within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended and the regulations promulgated or issued thereunder.

       "Completed Facility" means an Eligible Project which has met the conditions set forth in Section 4.3 Conditions Under Which an Eligible Project is a Completed Facility of this Agreement.

       "Completion Date" shall mean the date which is fifteen (15) months from the recordation of the Deed of Trust on such Facility or upon the issuance of an occupancy permit.

       "Construction Contract" or "Construction Contracts" shall mean individually or collectively the general contractor's agreements by and between any of the Borrowers as owner, or SDI as agent for any Borrower, and a general contractor for the development of any of the Land and/or the construction of any of the Improvements and approved in writing by the Administrative Agent, as the same may be amended from time to time pursuant to Section 8.19 Changes to Plans and Specifications hereof, or otherwise with the prior written approval of the Administrative Agent.

       "Convertible Debt" means the $150,000,000 convertible subordinated notes of SALI due 2002.

       "Costs Incurred to Date" means as to an Eligible Project actual costs expended by or on behalf of any of the Borrowers under a Total Development Budget and reported to the Administrative Agent through the requisition process as verified by the Administrative Agent pursuant to the provisions of this Agreement; provided, however, no cost overruns not otherwise covered by a contingency category in the Total Development Budget will be included in the definition of Costs Incurred to Date without the Administrative Agent's prior written consent.

       "Credit Facility" means the revolving line of credit in a maximum principal sum at any one time outstanding equal to the Credit Facility Committed Amount and the Letter of Credit Facility.

       "Credit Facility Closing" shall mean the date on which the documents evidencing and securing the Credit Facility as modified in connection herewith, are executed and delivered to the Administrative Agent.

       "Credit Facility Committed Amount" means $400,000,000 or such larger amount which the Lenders may from time to time severally commit to lend to the Borrowers pursuant to the terms of Agency Agreement and the Note.

       "Debt Service" means for any period of determination an amount equal (i) if the Eligible Project is not an Acquisition Project, the lesser of (a) the Deed of Trust Lien amount or (b) 80% of an Eligible Project's Costs Incurred to Date (if a Facility constructed or being constructed by a Borrower or its Affiliate) or (ii) its Deed of Trust Lien Amount if an Acquisition Project, in either case multiplied by a mortgage constant of 10%.

       "Deed of Trust" or "Deeds of Trust" means, individually or collectively, a Deed of Trust, Assignment and Security Agreement, a Mortgage, Assignment and Security Agreement, an Indemnity Deed of Trust, Assignment and Security Agreement or an Indemnity Mortgage, Assignment and Security Agreement or comparable security documents covering Property and securing the Obligations as the same may be from time to time amended, modified, restated or substituted.

       "Deed of Trust Lien Amount" means the dollar amount of the first priority Lien created by a Deed of Trust on any Borrower's fee simple interest in an Eligible Project or on any Borrower's leasehold interest in a Qualified Ground Lease, the lien amount being the lesser of (i) 75% of such Eligible Project's Appraised Value, or (ii) (a) for any Eligible Project which is not a Completed Facility or which was constructed by a Borrower or Sunrise Affiliate and has been open less than twelve (12) months, 80% of such Eligible Project's Total Development Budget or (b) for any Eligible Project which is an Acquisition Project, (i) if owned for less than twelve (12) months the lesser of (aa) 80% of its Purchase Price or (bb) 75% of its appraised value or (ii) 75% of its appraised value if owned for more than twelve (12) months or (c) for any Acquisition Project or for a Completed Facility open more than twelve (12) months such lesser dollar amount as the Borrowers elect to designate with the consent of the Lenders holding 66.67% of the pro rata shares of the Credit Facility Committed Amount.

       "Default" means, with respect to each Financing Document, a default which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

       "Development Fee" shall have the meaning set forth in Section 2.1 The Loan hereof.

       "EBITDA" means earnings before interest, federal and state income taxes, depreciation, amortization, and any other non-cash and one-time, non-recurring charges consented to by the Administrative Agent in its sole discretion (provided that the consent of Lenders holding at least 66.67% of the pro rata shares of the Loan shall be required for adding back charges in excess of $5,000,000 in the aggregate in any one rolling four (4) quarter period, but after an imputed Replacement Reserve and a Management Fee equal to the greater of 5% of gross revenues or the actual Management Fee paid to the Management Company. Earnings shall include income from "Assets Held for Sale" through the date on which any such asset is actually sold and shall include the gain from any sale of an open operating Facility owned by SALI or an Affiliate of SALI up to but not exceeding an aggregate of twenty (20) of such sales in any twelve
(12) month period; provided, however that other one-time non-recurring gains including those from sales of Assets Held for Sale will not be included in EBITDA.

       "EBITDAR" means EBITDA plus Rent Expense.

       "Eligible Project" means any location in the United States where (a) a Borrower proposes to construct or has constructed a Facility (unless the Lenders also authorize inclusion of one or more Facilities acquired by a Borrower); (b) the Administrative Agent has received and reviewed an as-built appraisal of the Facility and a Phase I Environmental Assessment of the Property found them acceptable; (c) using the services of a consulting engineer selected by the Administrative Agent, the Administrative Agent has received, reviewed and found to be acceptable the Plans and Specifications and the Total Development Budget for the proposed Facility; (d) the Administrative Agent has received a pro forma operating budget acceptable to the Administrative Agent; (e) a first lien Deed of Trust has been recorded on the Property; (f) other documentation necessary to perfect a lien on the Collateral in favor of the Lenders has been executed and delivered to the Administrative Agent and recorded, if required; (g) a commitment for a mortgagee title insurance policy has been issued for the benefit of the Lenders and (h) construction has commenced or will commence within sixty (60) days and, once commenced, is being carried on in good faith with reasonable dispatch and is not abandoned or discontinued for a period of more than fifteen (15) consecutive days except for delays caused by Force Majeure. Each acceptable pro forma operating budget provided pursuant to (d) must demonstrate that the Facility does or can satisfy the criteria for a Pool A Project.

       "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lenders in connection with (a) the collection or enforcement of any or all of the Obligations, (b) the preparation of or changes to this Agreement, the Note, the Security Documents and/or any of the other Financing Documents, (c) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, including, without limitation, those sums paid or advanced, and costs and expenses, more specifically described in Section 7.11 Defense of Title and Further Assurances, Section 7.25 Fees and Expenses; Indemnity, Section 10.4 Performance by Lenders and Section 11.7 Expenses, (d) the monitoring, administration, processing, servicing of any or all of the Obligations and/or the Collateral (e) post-judgment enforcement or collection actions, and (f) bankruptcy proceedings of any Borrower or the Guarantor.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

       "Equipment" shall mean all equipment, machinery, furniture and fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

       "Eurodollar Period" or "Eurodollar Periods" shall have the meaning set forth in the Note.

       "Eurodollar Rate" means, for any advance under the Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any advance under the Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

       "Event(s) of Default" shall mean the occurrence of any one or more of the events specified in ARTICLE IX of this Agreement or in the Deeds of Trust and the continuance of such event beyond the applicable grace and/or cure periods therefor, if any, set forth in ARTICLE IX.

       "Expense Payments" shall have the meaning set forth in Section 10.4 Performance by Lenders hereof.

       "Facility" and "Facilities" mean, individually or collectively, an assisted living facility or independent living facility owned by one of the Borrowers.

       "Financing Documents" means at any time collectively and includes this Agreement, the Note, the Deeds of Trust, the Guaranty Agreement, the Performance Guaranty, any Joinder Agreements, the Management Fee Subordination Agreements, the Security Documents, the Interest Rate Protection Documents, the Letter of Credit Documents and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any of the Borrowers and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with any of the Obligations and/or in connection with this Agreement, the Note and/or any of the Security Documents, as the same may from time to time be amended, restated, supplemented or otherwise modified.

       "Fixed Charge Coverage Ratio" means starting after the first resident takes occupancy in any given Facility (regardless of whether a Borrower then owned the Facility or when the Facility was added to the Borrowing Base), such Facility shall maintain a ratio of EBITDA for the Facility to Debt Service for the Facility equal to not less than 0.6 to 1.0 as of the end of the second (2nd) full fiscal quarter, a ratio of 1.1 to 1.0 as of the end of the third (3rd) full fiscal quarter and a ratio of 1.25 to 1.0 as of the end of each of the fourth
(4th) through sixth (6th) full fiscal quarters and thereafter measured as of the end of each full fiscal quarter on a rolling four-quarter basis.

       "Force Majeure" shall mean events occasioned by strikes, lock-outs, labor unrest war or civil disturbance, materials shortages, unavailability of materials, fire, natural disaster or acts of God which cause a delay in any Borrower's performance of an obligation; provided, however, that such Borrower must give Notice to the Administrative Agent within ten (10) days after such Borrower knew of or should have known of the occurrence of an event which it believes to constitute an event of Force Majeure.

       "Funded Debt" of the Guarantor, at any time means the sum at such time of
(a) indebtedness for borrowed money (including specifically but without limiting the generality of the foregoing, the Convertible Debt), (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of the Guarantor, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of the Guarantor, (d) all liabilities secured by any property owned by the Guarantor to the extent attached to the Guarantor's interest in such property, even though the Guarantor has not assumed or become liable for the payment thereof, and in the case of the Guarantor (e) (i) amounts payable by the Guarantor under any terminated or defaulted interest rate protection products or which remain outstanding or (ii) take-out commitments (excluding a refinancing or a commitment of a third party) or purchase contracts including the deferred purchase price of property or services in each instance if the Guarantor does not control the incurring obligation, (f) (i) the amount of any guaranty of indebtedness for borrowed money or (ii) other debt owed by Persons other than the Guarantor which is in default and for which the creditor is pursuing payment by the Guarantor, (g) any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan (h) any synthetic lease obligations, (i) any other lease expenses for rented real property will be accounted for as debt based on eight times annualized lease payments (provided, however, that so long as the Guarantor or any Affiliate shall continue to own a 50% interest in the Facility located in Severna Park, Maryland known as "Sunrise of Severna Park", lease expenses for Sunrise of Severna Park will be accounted for as debt based on four times the annualized lease payments rather than eight times the annualized lease payments and (j) other amounts considered to be debt by all of the following: the Administrative Agent, the Syndication Agent and the Documentation Agent in a dollar amount to be mutually agreed upon by the

Administrative Agent and the Guarantor; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP, all of the above whether recourse or non-recourse, secured or unsecured. For purposes of the definition of Material Adverse Change in this Agreement, the term "Guarantor" as used in this definition of Funded Debt shall be deemed to read "Person".

       "GAAP" shall mean generally accepted accounting principles in effect in the United States of America from time to time.

       "General Contractor" or "General Contractors" shall mean individually or collectively the general contractors named in the Construction Contracts and his or its respective successors and permitted assigns.

       "General Intangibles" shall mean any and all general intangibles of every nature, whether presently existing or hereafter acquired or created arising out of or relating to any or all of the Facilities, including without limitation all books, correspondence, credit files, records, computer programs, computer tapes, cards and other papers and documents in the possession or control of the Borrowers claims (including without limitation all claims for income tax and other refunds), choses in action, judgments, patents, patent licenses, trademarks (excluding the "Sunrise", "Dignity Home Care", "Respect Home Care" or "Karrington" trademark or tradename), trademark licenses (excluding any license to any of the Borrowers for the "Sunrise," "Reminiscence", "Dignity Home Care", "Respect Home Care" or "Karrington" trademarks or tradenames), licensing agreements, rights in intellectual property, goodwill, as that term is defined in accordance with GAAP (including all goodwill of the Borrowers' business symbolized by, and associated with, any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, all Licenses, construction permits, Operating Agreements and Management Contracts, Participation Agreements and Resident Agreements, and all proceeds (cash and non-cash) of the foregoing.

       "Governmental Authority or Authorities" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

       "Guarantor" means Sunrise Assisted Living, Inc., a Delaware corporation.

       "Guaranty Agreement" means the Third Amended and Restated Master Guaranty of Payment Agreement by SALI of even date herewith.

       "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous waste, toxic substances or related materials, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde, radon, and any substance defined as or included in the definition of (a) any "hazardous waste" as defined by the Resource Conservation Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "toxic substance" as defined by the Toxic Substances Control Act, as amended from time to time, and regulations promulgated thereunder; (d) any hazardous or infectious medical waste including, but not limited to, cultures and stocks of infectious agents and associated biologicals, pathological wastes, human and animal blood specimens and blood products, anatomical materials, blood, blood-soiled articles, contaminated materials, microbiological laboratory wastes, sharps, chemical wastes, infectious wastes, chemotherapeutic wastes, and radioactive wastes; (e) any substance, the presence of which on any property now or hereafter owned, operated or acquired by any of the Borrowers is prohibited or regulated under any applicable Federal or state laws or regulations; and (f) any other substance, pollutant, contaminant, chemical, or industrial toxic hazardous substance or waste, including without limitation hazardous materials, which by law is prohibited or is otherwise regulated as a hazardous material.

       "Hazardous Materials Contamination" shall mean the contamination by, release or spill of (whether presently existing or occurring after the date of this Agreement), Hazardous Materials of or on any property owned, operated or controlled by any of the Borrowers, or for which any of the Borrowers, has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by any of the Borrowers, and any other contamination by Hazardous Materials for which any of the Borrowers is, or is claimed to be, responsible.

       "Home Healthcare Provider" means any Affiliate of SALI or of the Sunrise Foundation which is licensed as a home health care provider in any state in which assistance with tasks of daily living provided to a person must be provided by a home healthcare provider licensed in such state.

       "Hydric Soils" shall mean any soil category upon which building would be prohibited or restricted under applicable governmental requirements (including, without limitation, those imposed by the U.S. Army Corps of Engineers based upon its guidelines as to, among other things, soil, vegetation and effect on the ecosystem).

       "Improvements" shall have the meaning given to that term in each Deed of Trust.

       "Inspecting Engineer" shall mean such person or firm as the Administrative Agent may from time to time appoint or designate for purposes related to the inspection of the progress of the development of any of the Land and the construction of any of the Improvements, conformity of construction with the applicable Plans and Specifications, and for such other purposes as the

Administrative Agent may from time to time deem appropriate or as may be required by the terms of this Agreement.

       "Instruments" means any and all notes, notes receivable, drafts, acceptances, and similar instruments or documents, both now owned or hereafter created or acquired arising out of or relating to the Facility (or any part thereof).

       "Interest Rate Protection" means any or all of the interest rate protection agreements that have been or may from time to time be entered into between the Borrowers and the Administrative Agent or another Lender in connection with the Credit Facility.

       "Interest Rate Protection Documents" means the documents evidencing and governing the Interest Rate Protection at any time and from time to time.

       "Interest Reserve" shall have the meaning set forth in Section 2.1 The Loan (i) hereof.

       "Inventory" means any and all inventory of the Borrowers and all right, title and interest of the Borrowers in, and to, all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease arising out of or relating to any and all Facilities, including, without limitation, all supplies of any kind, nature or description which are used or consumed in the Borrowers' business and all documents of title or documents representing the same and all proceeds (cash and non-cash) and products of the foregoing.

       "Joinder Agreement" means a Joinder Agreement in the form attached hereto as EXHIBIT F executed by an additional Borrower (each an "Additional Borrower") to acknowledge its joinder as a party to this Agreement and a co-borrower jointly and severally liable for the Collateral Assignments and the Management Fee Subordination Agreements of the Obligations pursuant to and in connection with its delivery of a Deed of Trust.

       "Klaassens" means Paul J. Klaassen and Teresa M. Klaassen.

       "Land" shall mean the land described in the applicable Deed of Trust.

       "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority or any court or similar entity established by any thereof.

       "Lease" has the meaning set forth in a Deed of Trust.

       "Lender Tax" means any present or future tax, levy, cost or charge of any nature imposed by any Governmental Authority, excluding taxes on or measured by the net income of any Lender imposed by any jurisdiction in which the principal or relevant lending office of such Lender is located.

       "Letter of Credit" and "Letters of Credit" shall have the meanings described in Section 2.6 The Letter of Credit Facility hereof.

       "Letter of Credit Agreement" means the collective reference to each letter of credit application and agreement substantially in the form of the Administrative Agent's or other applicable Lender's then standard form of application for letter of credit or such other form as may be approved by the Lender, executed and delivered by the Borrower in connection with the issuance of a Letter of Credit, as the same may from time to time be amended, restated, supplemented or modified and "Letter of Credit Agreements" means all of the foregoing in effect at any time and from time to time.

       "Letter of Credit Documents" means any and all drafts under or purporting to be under a Letter of Credit, any Letter of Credit Agreement, and any other instrument, document or agreement executed and/or delivered by the Borrower or any other Person under, pursuant to or in connection with a Letter of Credit or any Letter of Credit Agreement.

       "Letter of Credit Facility" means the facility established by the Lenders pursuant to Section 2.6 The Letter of Credit Facility of this Agreement.

       "Letter of Credit Fee" and "Letter of Credit Fees" have the meanings described in Section 2.6 The Letter of Credit Facility hereof.

       "Letter of Credit Obligations" means all Obligations of the Borrower with respect to the Letters of Credit and the Letter of Credit Agreements.

       "Licenses" means any and all licenses, certificates of need, operating permits, franchises, and other licenses, authorizations, certifications, permits, or approvals, other than construction permits, issued by, or on behalf of, any Governmental Authority now existing or at any time hereafter issued, with respect to the acquisition, construction, renovation, expansion, leasing, management, ownership and/or operation of any and all Facilities, accreditation of any Facility, and/or the participation or eligibility for participation in any third party payment or reimbursement programs to the extent any of the Borrowers are participating in such programs (but specifically excluding any and all Participation Agreements to the extent required by law), any and all operating licenses issued by any state Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances," any and all licenses relating to the operation of food or beverage facilities or amenities, if any, and any and all certifications and eligibility for participation in Medicare, Medicaid, Blue Cross and/or Blue Shield, or any of the Managed Care Plans, private insurer, employee assistance programs or other third party payment or reimbursement programs as the same may from time to time be amended, renewed, restated, reissued, restricted, supplemented or otherwise modified.

       "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual, including, without limitation, any conditional sale or other title retention agreement, filed or un-filed tax liens, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

       "Liquid Assets" means cash, cash equivalents and readily marketable securities for purposes of any covenant under the Financing Documents, Liquid Assets held by the Borrowers to satisfy the requirements of Section 8.14 Distributions to Partners or Members hereof shall be included.

       "Liquidation Costs" shall have the meaning set forth in Section 10.6 Uniform Commercial Code and Other Remedies hereof.

       "Loan" shall have the meaning set forth in Section 2.1 The Loan hereof.

       "Major Subcontractor" means a subcontractor under a subcontract in an amount of $100,000 or more pertaining to any Facility.

       "Managed Care Plans" means any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.

       "Management Agreement" means any and all Management Agreements entered into or to be entered into by and between any of the Borrowers and the Management Company relating to the management of the Facilities, as the same may from time to time be amended, restated, supplemented or otherwise modified.

       "Management Company" means SALMI, its successors and assigns and any other Person which may become the manager of the Facilities.

       "Management Fees" shall have the meaning set forth in Section 7.19 Management.

       "Management Fee Subordination Agreement" shall have the meaning set forth in Section 7.19 Management hereof.

       "Material Adverse Change" means a significant adverse change in a Person's financial position or capacity including but not limited to significant adverse changes in (a) liquidity, (b) gross revenues, (c) total expenses, (d) such Person's net worth, or (e) ability to meet payment obligations under such Person's Funded Debt, the Obligations and/or contingent liabilities.

       "Material Lease" has the meaning set forth in a Deed of Trust.

       "Minimum Occupancy Requirement" means for an Eligible Project with 77 units or fewer, a minimum Resident Occupancy of (A) 50% by the sixth (6th) Operating Month, (B) 70% by the ninth (9th) Operating Month and (C) 85% by the twelfth (12th) Operating Month and thereafter and means for an Eligible Project with 78 units or more, a minimum Resident Occupancy of (A) 50% by the sixth (6th) Operating Month, (B) 70% by the ninth (9th) Operating Month, (C) 80% by the twelfth (12th) Operating Month and (D) 85% by the fifteenth (15th) Operating Month and thereafter.

       "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in SECTION 4001(a)(3) of ERISA.

       "Net Operating Income" means total operating revenue less total operating expenses (excluding interest, federal and state income taxes, depreciation and amortization) but including a management fee to the Management Company of the higher of five percent (5%) of gross revenues or the actual management fee for the period in question as shown in financial information provided by the Borrowers.

       "Note" shall have the meaning set forth in Section 2.1 The Loan hereof.

       "Notice" shall mean a written communication delivered as specified in
Section 11.1 Notices hereof.

       "Obligations" means all present and future debts, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrowers to the Administrative Agent or any Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Note, each Joinder Agreement, the Deeds of Trust, each Security Document, and any of the other Financing Documents, including, without limitation, the principal of, and interest on, the Note, late charges, Enforcement Costs, and other prepayment penalties (if any), Letter of Credit Fees or fees charged with respect to any guaranty of any Letter of Credit, any indebtedness to the Administrative Agent or other Lender or Lenders who make available the Interest Rate Protection arising out of such Interest Rate Protection pursuant to the Interest Rate Protection Documents, and also means all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrowers to the Lenders in connection with the Credit Facility of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

       "Operating Agreements and Management Contracts" means any and all contracts and agreements previously, now or at any time hereafter at any time entered into by any of the Borrowers with respect to the acquisition, construction or renovation of a significant nature, expansion, ownership, operation, maintenance, use or management of any or all of the Facilities or otherwise concerning the operations and business of any or all of the Facilities, including, without limitation, any and all service and maintenance contracts, any employment contracts, any and all management agreements, any and all consulting agreements, laboratory servicing agreements, pharmaceutical contracts, physician, other clinician or other professional services provider contracts, resident agreements, food and beverage service contracts, and other contracts for the operation and maintenance of, or provision of services to, a Facility, as the same may from time to time be amended, restated, supplemented, renewed, or modified.

       "Operating Month" means a full calendar month after the first resident takes occupancy in a Facility (regardless of whether the Facility was owned by a Borrower or included in the Borrowing Base at the time of such occurrence).

       "Operating Reserve" shall mean a reserve in an amount approved by the Administrative Agent included in each Total Development Budget to cover the costs of leasing up a Facility and initial operating deficits.

       "Outstanding Letter of Credit Obligations" has the meaning described in
Section 2.6 The Letter of Credit Facility hereof.

       "Participation Agreements" means any and all third party payor participation or reimbursement agreements now or at any time hereafter existing for the benefit of any of the Borrowers relating to rights to payment or reimbursement from, and claims against, private insurers, Managed Care Plans, material employee assistance programs, Blue Cross and/or Blue Shield, federal, state and local Governmental Authorities, including without limitation, Medicare and Medicaid, and other third party payors, as the same may from time to time be amended, restated, extended, supplemented or modified.

       "Performance Guaranty" means, individually or collectively, that certain Amended and Restated Guaranty of Completion dated December 23, 1997 as modified and confirmed pursuant to a Confirmation of and Amendment to Master Guaranty of Performance of dated July 29, 1999 executed by the Guarantor in favor of the Lenders and any Guaranty of Performance which may in the future be executed and delivered by the Guarantor in connection with any Facility Closing.

       "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Administrative Agent has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the applicable Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting such Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lenders; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lenders pursuant to the Credit Facility or the Interest Rate Protection; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) Liens approved by the Administrative Agent which have been created to secure permitted subordinated debt on a junior lien basis; and (f) such other Liens, if any, as are identified as Permitted Encumbrances as defined in the Deed of Trust.

       "Person" shall mean and include an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, any Governmental Authority or any other entity.

       "Plans and Specifications" shall mean any and all plans and specifications prepared in connection with the development of the Land and/or the construction of the Improvements for any Eligible Project and which are approved in writing by the Administrative Agent, including but not limited to, the plans and specifications prepared by the Architect, a copy of which have been initialed by the applicable Borrower, or SDI as agent for such Borrower, and the Administrative Agent for identification and delivered to the Administrative Agent.

       "Pledge, Assignment and Security Agreement" means the Amended and Restated Pledge Assignment and Security Agreement dated July 29, 1999 executed by the partners of the Borrower in favor of the Administrative Agent, pursuant to which such owners of the Borrower have pledged and assigned all of their respective partners' interests in the Borrower to the Lenders as additional security for the Credit Facility.

       "Pool A Project" means any Eligible Project for which, when the Borrowing Base is computed at the end of a reporting period, (a) either (i) construction has been on-going for not more than fifteen (15) months or (ii) it is a Completed Facility not later than fifteen (15) months after the date on which the applicable Deed of Trust was executed; or (b) after it is a Completed Facility or for any Acquisition Project, meets the Minimum Occupancy Requirement and Fixed Charge Coverage Ratio Requirement.

       "Pool B Project" means any Eligible Project which, when the Borrowing Base is computed at the end of any reporting period, does not meet the definition of a Pool A Project.

       "Pool C Project" means any Eligible Project which, when the Borrowing Base is computed at the end of two or more consecutive reporting periods, does not meet the definition of a Pool A Project.

       "Post Default Rate" means the interest rate on the Note in the absence of an Event of Default plus three percent (3%) per annum.

       "Primary Borrower" means SEAL or another Borrower or a Person designated as an attorney-in-fact for the Borrowers designated as such from time to time by the Borrowers by written notice to the Administrative Agent.

       "Property" means collectively the "Property" as that term is defined in each of the Deeds of Trust.

       "Purchase Price" means the gross purchase cost to a Borrower of an Acquisition Project.

       "Qualified Ground Lease" means (i) any lease (a) which is a direct ground lease (or indirect ground lease, so long as each ground lease in the chain of title meets the following criteria) granted by the fee owner of real property,
(b) which may be transferred and/or assigned without the consent of the Lessor (or as to which the lease expressly provides that (i) such lease may be transferred and/or assigned with the consent of the lessor and (ii) such consent shall not be unreasonably withheld or delayed), (c) which has a remaining term (including any renewal terms exercisable at the sole option of the lessee) of at least 50 years, (d) under which no material default has occurred and is continuing, (e) with respect to which a security interest may be granted without the consent of the lessor, and (f) which contains lender protection provisions reasonably acceptable to the Administrative Agent including, without limitation, provisions to the effect that (A) the lessor shall notify the Administrative Agent of the occurrence of any default by the lessee under such lease and shall afford the Administrative Agent the right to cure such default, and (B) in the event that such lease is terminated, the Administrative Agent shall have the option to enter into a new lease having terms substantially identical to those contained in the terminated lease. Upon the submission to the Administrative Agent of a written request for approval of the lender protection provisions and other terms of a proposed Qualified Ground Lease, the Administrative Agent may waive any non-compliances with the foregoing which it considers in its reasonable judgment not to be material and adverse with respect to the eligibility of the Facility subject to the Qualified Ground Lease, and shall use its best efforts to accept or reject such proposal within five (5) Banking Days, and shall accept or reject such proposal within ten (10) Banking Days, in each case following receipt of such request.

       "Receivables" means all of the Borrowers' now or hereafter owned, acquired or created Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments, and all cash and noncash proceeds and products thereof.

       "Rent Expense" means the actual rent expense incurred by the Borrower, the Guarantor or any Affiliate as a tenant under leases with respect to any Facility.

       "Replacement Reserves" means $250 per year per bed in each Facility (whether or not such Facility is stabilized).

       "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

       "Requisition" or "Requisitions" shall have the meaning set forth in
Section 2.8 Requisitions Demonstrating Expenses hereof.

       "Resident Agreements" means any and all contracts, authorizations, agreements and/or consents executed by, or on behalf of any resident or other person seeking services from any Borrower pursuant to which such Borrower provides or furnishes health or assisted living care and related services at any and all of the Facilities, including the consent to treatment, assignment of payment of benefits by third party, as the same may from time to time be amended, restated, supplemented or modified.

       "Resident Occupancy" means the number of residents who are in occupancy at a Facility and paying fees pursuant to a resident agreement divided by the pro forma resident occupancy for such Facility as contained in the pro forma operating budget of an Eligible Facility.

       "Revolving Credit Expiration Date" means July 29, 2002 or any date to which it may be extended from time to time pursuant to the terms of Section 2.5 Extensions hereof.

       "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Credit Facility is terminated pursuant to Section 10.5 Remedies on Default hereof or otherwise.

       "SALI" means Sunrise Assisted Living, Inc., a Delaware corporation.

       "SALII" means Sunrise Assisted Living Investments, Inc., a Virginia corporation.

       "SALMI" means Sunrise Assisted Living Management, Inc., a Virginia corporation, formerly known as Sunrise Terrace, Inc.

       "SDI" means Sunrise Development, Inc., a Virginia corporation.

       "Security Documents" means, collectively, any assignment, including, without limitation, any Pledge, Assignment and Security Agreement, the Collateral Assignments and any assignment, pledge agreement, security agreement, mortgage, deed of trust (including the Deeds of Trust), leasehold mortgage, leasehold deed of trust, deed to secure debt, financing statement, initial transaction statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lenders on any collateral to secure the Obligations, as the same may from time to time be amended, restated, supplemented or otherwise modified.

       "Stabilized Facility" means an Eligible Project with a Resident Occupancy of at least 85% and a ratio of Net Operating Income to Debt Service of not less than 1.25 to 1.00 measured for two consecutive fiscal quarters.

       "Stored Materials" shall have the meaning set forth in Section 4.12 Stored Materials hereof.

       "Survey" means a plat of the Land for any Facility which clearly designates at least (i) the location of the perimeter of such Land by courses and distances; (ii) the location of all easements, rights-of-way, alleys, streams, waters, paths and encroachments; (iii) the location of all building restriction lines and set-backs, however established; (iv) the location of any streets or roadways abutting such Land; and (v) the then "as-built" location of the Improvements located on such Land and the relation of such Improvements by courses and distances to the perimeter of such Land, building restriction lines and set-backs, all in conformity with the Minimum Standard

Detail Requirements for Land Title Surveys adopted by the American Congress on Surveying and Mapping (1992 Edition).

       "Tangible Net Worth" shall have the meaning set forth in Section 3.2 of the Guaranty.

       "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on any of the Borrowers or any of their properties or assets or any part thereof or in respect of any of their franchises, businesses, income or profits.

       "Total Development Budget" means the development, construction and opening operating expense budget for an Eligible Project as reviewed and approved by the Administrative Agent.

       "Unused Commitment Amount" shall have the meaning set forth in Section
2.3 Fees hereof.

       "Unused Line Fee" shall have the meaning set forth in Section 2.3 Fees hereof.

       "Wholly Owned Subsidiary" or "Wholly Owned Subsidiaries" means one or more subsidiaries 100% owned by SALI or a Borrower or by any Wholly Owned Subsidiary of SALI or a Borrower which is or has been created for the sole purpose of acquiring or constructing and owning and operating a Facility which is included in the Borrowing Base.

       Section 1.2 Accounting Terms and Other Definitional Provisions

       Unless otherwise defined in this Agreement, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined in this Agreement, and accounting terms only partly defined in this Agreement, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined by the Virginia Uniform Commercial Code shall have the same meanings as assigned to them by the Virginia Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, Section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                   ARTICLE II

                                    BORROWING

       Section 2.1 The Loan

              (a) The Lenders agree to lend to the Borrowers pursuant to the terms and conditions of this Agreement, and the Borrowers, jointly and severally, agree to borrow on a revolving basis from the Lenders from time to time the principal amount (the "Loan") not to exceed at any time outstanding the lesser of (i) the Credit Facility Committed Amount, or (ii) the Borrowing Base minus the aggregate face amount of all Letters of Credit outstanding.

              (b) The obligation of the Borrowers to repay the Loan shall be evidenced by the Second Amended, Restated, Consolidated and Increased Master Note dated July 29, 1999 as amended by the Note Modification (as further amended, restated, substituted, extended, renewed and otherwise modified from time to time, the "Note") payable to the Administrative Agent in the form attached hereto as EXHIBIT A. The Note shall bear interest and shall be repaid by the Borrowers in the manner and at the times set forth in the Note.

              (c) The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement. Advances shall be made by the Lenders on a pro rata basis based on their pro rata shares of the Credit Facility Committed Amount.

              (d) No advances may be made or be outstanding under the Credit Facility and no Letters of Credit may be issued until and during such times as there are at least eight (8) Eligible Projects in the Borrowing Base of which 83% must be Pool A Projects. The Borrowers will prepare a Borrowing Base Report (each a "Borrowing Base Report") in the form attached hereto as EXHIBIT B which must also be certified by the Borrowers listing for each of the Eligible Projects (i) the applicable Deed of Trust Lien Amount, (ii) the Costs Incurred to Date, and (iii) its status as of the most recent reporting date as a Pool A, Pool B or Pool C Project within forty-five (45) days after the end of each of the Borrowers' fiscal quarters. The Borrowing Base Report will be based on the outcome of the requisition procedures hereinafter described, appraisals obtained by the Administrative Agent and other information on the Eligible Projects provided by the Borrowers or obtained by the Administrative Agent. The Borrowing Base shall be computed based on the Borrowing Base Report most recently prepared by the Borrowers and reviewed and accepted by the Administrative Agent. In the event the Borrowers shall fail to furnish other current reports or information as reasonably required by the Administrative Agent pursuant to the Financing Documents, or in the event the Administrative Agent believes that a Borrowing Base Report is no longer accurate, the Administrative Agent may, in its reasonable discretion exercised from time to time and without limiting its other rights and remedies under the Financing Documents, upon notice to the Borrowers and the expiration of a cure period of five (5) Banking Days, designate any Eligible Project as a Pool C Project or suspend the making of or limit advances under the Loan. The Borrowing Base shall be subject to reduction as a result of the following events: (i) the release of an Eligible Project from the lien of the applicable Deed of Trust, (ii) by the change of any Eligible Project's status as a Pool A or B Project to a Pool B or C Project respectively as determined by the Administrative Agent quarterly, or (iii) the change in appraised value of an Eligible Project pursuant to Section 7.28 Updated Appraisals. The Borrowing Base shall be subject to increase as a result of the following events: (i) addition of Eligible Projects, (ii) increase in the Costs Incurred to Date as determined by the Administrative Agent quarterly, or (iii) the change of an Eligible Project's status as a Pool B or C Project to a Pool A as determined by the Administrative Agent quarterly. The Borrowers may request and the Requisite Lenders (as defined in the Agency Agreement) may in their sole discretion agree to include as an Eligible Project a Completed Facility which a Borrower has acquired which meets the conditions precedent to including a completed Facility as an Eligible Project.

              (e) The Borrowers shall furnish to the Administrative Agent such schedules, certificates, lists, records, reports, information and documents as required by the Administrative Agent from time to time so that the Administrative Agent may, in its reasonable discretion, determine the Borrowing Base.

              (f) If at any time the aggregate principal amount of the Loan outstanding and the Outstanding Letter of Credit Obligations exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers shall within three (3) Banking Days of notice thereof from the Administrative Agent either pay the amount and/or add Eligible Projects to increase the Borrowing Base to an amount which is at least equal to the aggregate principal amount outstanding under the Loan and the Outstanding Letter of Credit Obligations.

              (g) The current Borrowing Base Report is attached hereto as EXHIBIT C.

              (h) As of the date hereof the Borrower has designated and the Lenders have accepted certain Facilities into the Borrowing Base as Eligible Projects. This Agreement shall govern the procedures for verification by the Administrative Agent of Costs Incurred to Date on each Eligible Project. This Agreement shall also govern the terms, conditions and procedures under which Eligible Projects may be added to the Borrowing Base.

              (i) The Borrower will give notice to the Administrative Agent in writing in advance of its intention to add a particular Facility as an Eligible Project under the Credit Facility. Each Total Development Budget for an Eligible Project shall include an interest reserve (the "Interest Reserve"), and Operating Reserve, a hard cost contingency reserve of not less than five percent (5%) of the total budgeted construction costs and a development fee payable to SDI (the "Development Fee") and shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project will be designated as a Pool A Project.

       Section 2.2 Procedure for Advances

              (a) The Administrative Agent will make advances from time to time upon receipt of written request from the Borrowers in the form designated by the Administrative Agent, provided that after giving effect to the Borrowers' request, the outstanding principal balance of the Loan would not exceed the lesser of the Credit Facility Committed Amount or the Borrowing Base minus the aggregate face amounts of all Letters of Credit outstanding. Each advance under the Loan shall be in an amount of not less than $1,000,000, and in increments of $250,000 in excess thereof. Advances or the renewal of a Eurodollar Period shall be requested by the Borrowers orally or in writing by 10:00 A.M. (Baltimore time) three (3) Banking Days prior to the Banking Day on which the funds will be advanced. The Borrowers shall advise the Administrative Agent at the time of such notice which Eurodollar Period they are selecting. The Administrative Agent shall have no obligation to make any advance if at the time such advance is requested and/or is proposed to be funded, there exists an Event of Default or an event which upon notice or lapse of time or both would constitute an Event of Default under the Financing Documents. If the Borrowers fail to advise the Administrative Agent three (3) Banking Days in advance of the expiration of a Eurodollar Period of its intention to either pay off such portion of the Loan or renew the applicable Eurodollar Period, it shall be assumed by the Administrative Agent that the Eurodollar Period is to be renewed.

              (b) In addition, if the Administrative Agent has reason to believe a Default or an Event of Default has occurred, the Borrowers hereby irrevocably authorize the Lenders to make advances of the Loan at any time and from time to time, without further request from or notice to the Borrowers, which the Lenders, in their sole and absolute discretion, deem necessary or appropriate to protect the Lenders' interests under this Agreement or otherwise, including, without limitation, advances of the Loan made to cover interest on the Loan, fees, and/or Enforcement Costs, prior to, on, or after the termination of this Agreement, regardless of whether the aggregate amount of the advances of the Loan which the Lenders may make hereunder exceeds the Credit Facility Committed Amount. The Lenders shall have no obligation whatsoever to make any advance under this subsection and the making of one or more advances under this subsection shall not obligate the Lenders to make other similar advances. Any such advances will be evidenced by the Note secured by the Collateral and the Deeds of Trust.

       Section 2.3 Fees

       The Borrowers shall pay to the Administrative Agent the following fees:

              (a) Unused Line Fee. The Borrowers shall pay to the Administrative Agent for the benefit of the Lenders beginning on the date set forth below a quarterly revolving credit facility fee (the "Unused Line Fee") in an amount equal to twenty-five (25) basis points per annum of the average undisbursed portion of the "Unused Commitment Amount" for the applicable quarter specified in the right-hand column below. The accrued and unpaid portion of the Unused Line Fee shall be paid by the Borrower to the Administrative Agent as of the Credit Facility Closing Date and on the first day of each fiscal quarter and on the Revolving Credit Termination Date. For purposes hereof "Average Outstandings" shall mean the average daily principal under the Note plus the average daily principal amount of the aggregate face amounts of the Letters of Credit for the quarter then ended.

            Period                             Unused Commitment Amount
            ------                             ------------------------

 Quarter ending 3/31/2000                      $300,000,000 less the Average
                                               Outstandings

Quarter ending 6/30/2000                       $350,000,000 less the Average
                                               Oustandings

 Quarter ending 9/30/2000 and                  Credit Facility Committed
 each fiscal quarter there-                    Amount less the Average
 after                                         Outstandings

              (b) Appraisal Fees. Upon the receipt of an appraiser's invoice from the Administrative Agent, the Borrowers shall pay the fee of the appraiser for an Eligible Project.

              (c) Extension Fee. In the event the Revolving Credit Expiration Date of the Credit Facility is extended for a twelve-month period pursuant to the terms of Section 2.5 Extensions

       Section 2.4 Interest Rate Matters

              (a) Lender Tax Adjustment. Each payment made by the Borrowers under the Note shall either (i) be exempt from, and be made without reduction by reason of, any Lender Tax or (ii) to the extent that any such payment shall be subject to any Lender Tax, be accompanied by an additional payment by the Borrowers of such amount as may be necessary so that the net amount received by each Lender (after deducting all applicable Taxes) is the same as such Lender would have received had such payment not been subject to such Lender Tax. Upon any payment of Lender Tax by the Borrowers, the Borrowers shall promptly (and in any event within 30 days) furnish to the Administrative Agent and applicable Lender such tax receipts, certificates an other evidence of such payment as the Borrowers may have or the Administrative Agent or the applicable Lender may reasonably request.

              (b) Inability to Determine Eurodollar Rate. In the event that the Administrative Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the London interbank market, quotation of Eurodollar Rates for any portion of the Note are not being provided in the relevant amounts or for the relevant maturities for the purpose of determining a Eurodollar Rate for any portion of the principal sum, the Administrative Agent will give notice of such determination to the Borrowers and each Lender at least one day prior to the date of an advance or any subsequent Eurodollar Period for the Loan. If any such notice is given, no Lender shall have any obligation to make any advance or maintain any principal sum outstanding at a Eurodollar Rate. Until the earlier of the date any such notice has been withdrawn by the Administrative Agent or the date when the Lenders and the Borrowers have mutually agreed upon an alternate method of determining the rates of interest payable on the Loan, as the case may be, the Borrowers shall not have the right to have additional advances or maintain any portion of the Credit Facility at a Eurodollar Rate, whereupon the Lenders and the Borrowers shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or such Lender's portion of the principal outstanding under all the Note shall be immediately due and payable.

              (c) Illegality. Notwithstanding any other provision of the Financing Documents to the contrary, in the event that it shall become unlawful for any Lender to obtain funds in the London interbank market or for such Lender to maintain the Loan at the Eurodollar Rate, then, by written notice to the Borrowers and to the Administrative Agent, such Lender may declare that advances will not thereafter be made or the Loan maintained by such Lender hereunder at the Eurodollar Rate, whereupon the Lenders and the Borrowers shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or such Lender's portion of the principal outstanding under the Note shall be immediately due and payable.

              (d)    Increased Costs and Reduced Return.

                     (i) If any event shall occur (whether in the form of a
              reserve requirement (not included in the definition of the Eurodollar Rate), exchange control regulations, governmental charges, compliance with any guideline or request from any central bank or other Governmental Authority, changes in the London interbank market or the position of any Lender in such market or otherwise) and the result of any such event is, in such Lender's reasonable judgment, to increase the costs which such Lender determines are attributable to its making or maintaining the Loan at the Eurodollar Rate in excess of those costs already in effect as of July 1, 1999, or its obligation to make available the Loan at the Eurodollar Rate or to reduce the amount of any sum received or receivable by such Lender under the Note, then, within ten (10) days after demand by such Lender, Borrowers hereby agree to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

                     (ii) In addition to any amounts payable pursuant to Section
              (i), if any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any central bank or other Governmental Authority, charged with the enforcement or interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its making or maintaining the Loan or its incurring any obligations under this

              Agreement to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrowers hereby agree to pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

              (e) Notice of Amounts Payable to Lenders. If any Lender shall seek payment of any amounts from Borrowers pursuant to this Section or under
Section 2.4 Interest Rate Matters, it shall notify the Borrowers and the Administrative Agent of the amount payable by the Borrowers to such Lender hereunder. A certificate of such Lender seeking payment setting forth in reasonable detail the factual basis for and the computation of the amount specified, shall be conclusive and binding on all parties for all purposes, absent manifest error, as to the amounts owned. The Borrowers' obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

              (f) Change in Basis Point Spread. Any change in the basis point margin added to the Eurodollar Rate based on a change in the rating pursuant to the terms of the Note shall take effect one (1) Banking Day following notice by the Administrative Agent to the Lenders of such rate change.

       Section 2.5 Extensions

       At any time not later than thirty (30) days nor earlier than one hundred twenty (120) days prior to the Revolving Credit Expiration Date or any anniversary of the Facility Closing, the Borrowers may request that the Administrative Agent and the Lenders, in their sole discretion, may agree to extend the Revolving Credit Expiration Date one or more times for a period of twelve (12) months each.

       Section 2.6 The Letter of Credit Facility

              (a) Letters of Credit. Subject to and upon the provisions of this Agreement, and as a part of the Credit Facility Committed Amount, the Borrower may, upon the prior approval of the Administrative Agent, obtain standby letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from any Lender selected by the Borrowers from time to time until the Banking Day preceding the Revolving Credit Termination Date. Each Letter of Credit shall be issued for a business purpose of any Borrower, SALI or any Affiliate, provided that one or more Borrowers is a co-obligor with SALI or any Affiliate for the Obligations arising under such Letter of Credit and executes the applicable Letter of Credit Application to evidence such liability. The Borrower will not be entitled to obtain a Letter of Credit hereunder unless
(a) after giving effect to the request, the outstanding principal balance of the Loan and of the Letter of Credit Obligations would not exceed the lesser of (i) the Credit Facility Amount, or (ii) the most current Borrowing Base and (b) the sum of the aggregate face amount of the then outstanding Letters of Credit (including the face amount of the requested Letter of Credit) does not exceed Ten Million Dollars ($10,000,000).

              (b) Letter of Credit Fees. Prior to or simultaneously with the opening of each Letter of Credit, the Borrower shall pay to the Administrative Agent or the other issuing Lender for the benefit of all the Lenders, a letter of credit fee (each a "Letter of Credit Fee" and collectively the "Letter of Credit Fees") in an amount equal to eighty (80) basis points per annum of the amount of the Letter of Credit and a facing fee of 1/8th of 1% of the amount of the Letter of Credit for the benefit of the issuing Lender only. The Letter of Credit Fee but not the facing fee will be pro-rated if the initial term of a Letter of Credit is less than twelve (12) months. Such Letter of Credit Fees shall be paid upon the opening of the Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrower shall pay to the Lender any and all additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Letter of Credit Agreement; such additional fees are included in and a part of the "Fees" payable by the Borrower under the provisions of this Agreement.

              (c) Terms of Letters of Credit. Each Letter of Credit shall (a) be opened pursuant to a Letter of Credit Agreement, and (b) expire on a date not later than the Banking Day preceding the Revolving Credit Expiration Date; provided, however, if any Letter of Credit does have an expiration date later than the Banking Day preceding the Revolving Credit Termination Date, as of the Banking Day preceding the Revolving Credit Termination Date an advance of the Loan shall be made by the Lender in the face amount of such Letter of Credit (or Letters of Credit) and the proceeds thereof shall be deposited in an account titled in the name of the Administrative Agent as trustee for the Borrower. The proceeds of the trustee account referred to in the immediately preceding sentence shall be held as collateral for the Letter of Credit (or Letters of Credit) and in the event of a draw under the Letter of Credit (or Letters of Credit), used to pay any such draw. The aggregate face amount of all Letters of Credit at any one time outstanding and issued by the Administrative Agent or any other Lender pursuant to the provisions of this Agreement, plus the amount of any unpaid Letter of Credit Fees accrued or scheduled to accrue thereon, and less the aggregate amount of all drafts issued under or purporting to have been issued under such Letters of Credit that have been paid by the Administrative Agent or any other Lender, is herein called the "Outstanding Letter of Credit Obligations".

              (d) Procedure for Letters of Credit. The Borrower shall give the Administrative Agent written notice at least two (2) Banking Days prior to the date on which a Letter of Credit is requested to be opened of their request for a Letter of Credit. Such notice shall specify if a Lender other than the Administrative Agent is requested to be the issuing bank for such Letter of Credit shall be accompanied by a duly executed and delivered Letter of Credit Agreement. Upon receipt of the Letter of Credit Agreement and the Letter of Credit Fee, the Administrative Agent or other issuing Lender shall process such Letter of Credit Agreement in accordance with its customary procedures and open such Letter of Credit on the Banking Day specified in such notice.

       Section 2.7 Permitted Costs

       Advances under the Borrowing Base shall be made available by the Lenders pursuant to a Borrowing Base Report issued quarterly by the Administrative Agent or more frequently in the Administrative Agent's discretion and certified by the Borrowers in accordance with the terms of this Agreement. That portion of the Borrowing Base composed of Costs Incurred to Date shall be related to expenditures for each Eligible Facility described in the applicable Total Development Budget. Each Total Development Budget may include the cost of (i) the acquisition by the Borrowers of the Land which is the site of such Facility,
(ii) the construction on the Premises of a Facility containing residential units and common facilities (iii) marketing, staffing and similar pre-opening expenses and (iv) an Operating Reserve. Unless otherwise agreed to by the Administrative Agent and to the extent specifically permitted by the Administrative Agent, the process of verification of Requisitions shall confirm the payment by any of the Borrowers of the following costs and expenses related to the development of the Premises and the construction of the Improvements and no others may be included in a Total Development Budget: (i) the payment of interest when due without further authorization or consent of the Borrowers; (ii) the actual cost of the Land and all labor, services, materials, supervision, construction fees and the like reasonably incurred by any of the Borrowers in connection with the construction upon the Land of the Improvements in accordance with the Plans and Specifications; (iii) for the actual cost of pre-opening expenses, marketing expenses and operations of the Facility to the extent of operating deficits;
(iv) for the actual cost of commitment fees, extension fees, appraisal fees, closing or settlement costs, fees of attorneys, engineers, architects and accountants, insurance and bond premiums, ad valorem real estate taxes and other costs directly related to the development of the Land and the construction, marketing, initial start-up operating of the Improvements and (v) for the Development Fee and other pre-opening fees.

       Section 2.8 Requisitions Demonstrating Expenses

       Verification of the Borrowers' Costs Incurred to Date will be administered by the Administrative Agent's Real Estate Loan Administration Group. Requisitions for each Eligible Project shall be submitted by the Borrowers from time to time setting forth costs incurred by or on behalf of the Borrowers shall be in the form approved by the Administrative Agent (each a "Requisition" collectively, the "Requisitions") signed by James S. Pope, Larry Hulse, Christopher Slavin, Thomas B. Newell or David W. Faeder on behalf of the Borrowers and approved by the Architect, showing the percentage of completion and setting forth in trade breakdown form and in such detail as may be required by the Administrative Agent the amounts expended and/or costs incurred for work done and necessary materials incorporated in the Improvements. The Requisition shall also show the percentage of completion of each line item on the applicable Borrower's cost breakdown approved by the Administrative Agent. The Borrowers shall submit with each Requisition a statement that the work completed to the date of such Requisition is of quality consistent with the applicable Plans and Specifications. In addition, at the time of delivery of each Requisition by the Borrowers, the Borrowers shall furnish to the Administrative Agent such additional information (such as paid receipts, invoices, statements of accounts, etc.) as the Administrative Agent may reasonably require to assure that amounts shown in the Requisition have been paid by or on behalf of the Borrowers. Requisitions verified by the

Real Estate Loan Administration Group during the course of a fiscal quarter will be included in the calculation of the next Borrowing Base Report.

       Section 2.9 Co-Borrower Obligations

       Each Person included in the term "Borrowers", including each Additional Borrower, hereby covenants and agrees with the Administrative Agent on behalf of the Lendersas follows:

              (a) The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any one or more of the Additional Borrowers or the Existing Borrowers in connection with the Loan.

              (b) Reference in this Agreement and the other Financing Documents to the "Borrowers" or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of "Borrowers" shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise.

              (c) For administrative convenience, each Person included in the term "Borrowers" hereby irrevocably appoints the Primary Borrower as the Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Administrative Agent in the exercise of its sole and absolute discretion), in the name of the Primary Borrower or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as the Primary Borrower may so elect from time to time, including, without limitation, actions to (i) request advances under the Loan, and direct the Administrative Agent to disburse or credit the proceeds of any advance under the Loan directly to an account of the Primary Borrower, any one or more of such Persons or otherwise, which direction shall evidence the making of such advance and shall constitute the acknowledgment by each such Person of the receipt of the proceeds of the Loan,
(ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of the Primary Borrower. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Administrative Agent, and may be exercised from time to time through the Primary Borrower's duly authorized officer, officers or other Person or Persons designated by the Primary Borrower to act from time to time on behalf of the Primary Borrower.

              (d) Each Person included in the term "Borrowers" hereby irrevocably authorizes the Administrative Agent to make advances to any one or more or to all of such Persons, pursuant to the provisions of this Agreement upon the written, oral or telephonic request any one or more of the Persons who is from time to time a Responsible Officer of a Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term "Borrowers" on file with the Administrative Agent and also upon the written, oral or telephone request of any one of Responsible Officer.

              (e) The Administrative Agent assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Administrative Agent and any one or more of the Persons included in the term "Borrowers", any advance under the Loan or any other transaction in connection with the provisions of this Agreement except those resulting from the Administrative Agent's gross negligence or willful misconduct.

       Section 2.10 Agreement Among Borrowers

       Without implying any limitation on the joint and several nature of the Obligations, the Administrative Agent agrees that, notwithstanding any other provision of this Agreement, the Persons included in the term "Borrowers" may create reasonable inter-company indebtedness between or among the Persons included in the term "Borrowers" with respect to the allocation of the benefits and proceeds of the advances under this Agreement. The Persons included in the term "Borrowers" agree among themselves, and the Administrative Agent consents to that agreement, that each such Person shall have rights of contribution from all of the such Persons to the extent such Person incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, such Person. All such indebtedness and rights shall be, and are hereby agreed by the Persons included in the term "Borrowers" to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Administrative Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. Each Person included in the term "Borrowers" agrees that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Person included in the term "Borrowers" hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Unless otherwise consented to in writing by the Administrative Agent, no Person included in the term "Borrowers" shall evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security.

       Section 2.11 Benefits to Borrowers

       Each Person included in the term "Borrowers" hereby represents and warrants to the Administrative Agent that each of them will derive benefits, directly and indirectly, from each advance under the Loan, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

       Section 2.12 Guaranty

              (a) Each Person included in the term "Borrowers" hereby unconditionally and irrevocably, guarantees to the Administrative Agent:

                     (i) the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term "Borrowers" of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement, the Note and the other Financing Documents;

                     (ii) the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term "Borrowers" of all other sums and charges which may at any time be due and payable in accordance with this Agreement, the Note or any of the other Financing Documents;

                     (iii) the due and punctual performance by the other Persons included in the term "Borrowers" of all of the other terms, covenants and conditions contained in the Financing Documents; and

                     (iv) all the other Obligations of the other Persons included in the term "Borrowers".

              (b) The obligations and liabilities of each Person included in the term "Borrowers" as a guarantor under this Section shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement, the Note or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term "Borrowers" in its capacity as a guarantor expressly agrees that the Administrative Agent may, in its sole and absolute discretion, without notice to or further assent of such Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder:

                     (i) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                     (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

                     (iii) grant extensions or renewals of or with respect to this Agreement, the Note or any of the other Financing Documents;

                     (iv) effect any release, subordination, compromise or settlement in connection with this Agreement, the Note or any of the other Financing Documents;

                     (v) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Loan or to the subordination of any lien or security interest therein;

                     (vi) make advances for the purpose of performing any term, provision or covenant contained in this Agreement, the Note or any of the other Financing Documents with respect to which the Borrower shall then be in default;

                     (vii) make future advances pursuant to this Agreement or any of the other Financing Documents;

                     (viii) assign, pledge, hypothecate or otherwise transfer,
              the Obligations, the Note, any of the other Financing Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

                     (ix) deal in all respects with the other Persons included in the term "Borrowers" as if this Section were not in effect;

                     (x) effect any release, compromise or settlement with any of the other Persons included in the term "Borrowers", whether in their capacity as a Borrower or as a guarantor under this Section or any other guarantor; and

                     (xi) provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by all Persons included in the term "Borrowers" that any such financing and/or use would be part of the Obligations.

              (c) The obligations and liabilities of each Person included in the term "Borrowers", as guarantor under this Section shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term "Borrowers", the Administrative Agent and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Administrative Agent of any remedies it may have against Persons included in the term "Borrowers" with respect to this Agreement, the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to make any demand upon any of the Persons included in the term "Borrowers", or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term "Borrowers" or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term

"Borrowers" under this Section, either in the same action, if any, brought against any one or more of the Persons included in the term "Borrowers" or in separate actions or proceedings, as often as the Administrative Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term "Borrowers", any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term "Borrowers", in their respective capacities as borrowers and guarantors under this Section, or under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this Section in any manner whatsoever, and this Section shall remain and continue in full force and effect. It is the intent and purpose of this Section that each Person included in the term "Borrowers" shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term "Borrowers" agree that they shall be liable for the full amount of the obligations and liabilities under this Section regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term "Borrowers", any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

              (d) Each Person included in the term "Borrowers", as guarantor under this Section, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

                     (i) presentment and demand for payment of the Obligations and protest of non-payment;

                     (ii) notice of acceptance of this Section and of presentment, demand and protest thereof;

                     (iii) notice of any default hereunder or under the Note or any of the other Financing Documents and notice of all indulgences;

                     (iv) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Section;

                     (v) demand for observance, performance or enforcement of any of the terms or provisions of this Agreement, the Note or any of the other Financing Documents;

                     (vi) all errors and omissions in connection with the Administrative Agent's administration of all indebtedness guaranteed by this Section;

                     (vii) any right or claim of right to cause a marshalling of the assets of any one or more of the other Persons included in the term "Borrowers";

                     (viii) any act or omission of the Administrative Agent
              which changes the scope of the risk as guarantor hereunder; and

                     (ix) All other notices and demands otherwise required by law which such Person may lawfully waive.

              (e) Within ten (10) days following any request of the Administrative Agent to do so, each Person included in the term "Borrowers" will furnish the Administrative Agent and such other persons as the Administrative Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Section.






                                   ARTICLE III

                                   COLLATERAL

       Section 3.1 Collateral

       As security for the payment of any and all of the Obligations and for the Borrowers' performance of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in the Financing Documents, the Borrowers hereby assign, grant and convey to the Lenders, and agree that the Lenders shall have, to the extent permitted by law a perfected, continuing security interest in, all of the Collateral. The Borrowers further agree that the Lenders shall have in respect of the Collateral all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code and the Uniform Commercial Code of those other states in which the Facilities are located, whichever is applicable, and under other applicable Laws as well as those provided in this Agreement. The Borrowers covenant and agree to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Administrative Agent to perfect such security interest. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, the Borrowers may not dispose of the Collateral, or any part thereof, other than in the ordinary course of their business or as otherwise may be permitted by this Agreement or other Security Agreements.

       Section 3.2 Eligible Projects

            The Borrowers shall from time to time designate Facilities owned by any of the Borrowers as Eligible Projects included in the Borrowing Base pursuant to the terms hereof. The Facilities which are currently Eligible Projects are listed on EXHIBIT C attached hereto and incorporated herein by reference or any future Borrowing Base Report. The Credit Facility shall be secured by (a) the first lien Deeds of Trust on the fee simple interests of the Borrowers in the

Eligible Projects or on the leasehold interests of Borrowers under Qualified Ground Leases, (b) a first lien security interest in all fixtures, building materials and all other machinery, equipment and other personalty used or installed by the Borrowers or each of the premises of an Eligible Project or in the Improvements constructed thereon, and (c) all of the other Collateral relating to the Eligible Projects. The Borrowers may release an Eligible Project from the lien of its Deed of Trust at any time provided no Event of Default has occurred and is continuing and provided at least eight (8) Eligible Projects remain in the Borrowing Base of which 83% must be Pool A Projects. The Administrative Agent may in its sole discretion agree to include a Facility occupied pursuant to a Qualified Ground Lease; provided, however, that at no time shall Eligible Projects subject to Qualified Ground Leases comprise more than ten percent (10%) of the availability under the Borrowing Base at any one time.




       Section 3.3 Assignment of Partnership Interests

       The Obligations are further secured by one or more Pledge, Assignment and Security Agreements, pursuant to which the partners of each of the Borrowers have assigned to the Administrative Agent for the benefit of the Lenders one hundred percent (100%) of all partnership or member interests in each of the Borrowers.

       Section 3.4 Guaranties

       The Obligations are the subject of the Guaranty Agreement and the Performance Guaranty executed and delivered by the Guarantor in favor of the Lenders.

       Section 3.5 Collateral for Obligations

       The Borrowers acknowledge that it is the intention of the Borrowers that the Collateral and all the Deeds of Trust be security for all of the Obligations, both those now existing and those hereafter created or incurred by future loans, advances, extensions of credit or otherwise and whether or not currently contemplated by the Borrowers and/or the Lenders on or about the date hereof.

       Section 3.6 Costs

       The Borrowers agree to pay on demand, to the fullest extent permitted by applicable laws, all reasonable fees, commissions, costs, charges, travel expenses and other expenses incurred by the Lenders, or any of them, in connection with the taking, perfection, preservation, protection and/or release of any security interest or lien on any of the Collateral or Deeds of Trust. The foregoing notwithstanding, the Borrowers shall not be obligated to pay the travel expenses of the Lenders with the exception of travel expenses incurred in connection with any enforcement actions following the occurrence of an Event of Default.

                                   ARTICLE IV

                          GENERAL FINANCING PROVISIONS

       Section 4.1 Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust

              (a) Conditions Precedent to Credit Facility Closing. The following shall be conditions precedent to the Credit Facility Closing or to the addition of an Additional Borrower and/or the addition of an Eligible Project to the Borrowing Base (each a "Facility Closing"):

                     (i) The Guaranty, this Agreement and the Note Modification shall have been properly executed and delivered to the Administrative Agent.

                     (ii) The Administrative Agent shall have received and approved a copy of each Borrower's fully executed Partnership Agreement or Operating Agreement or Articles of Organization (if a limited liability company) and a certified copy of the recorded Certificate of Limited Partnership (if a limited partnership) or Articles of Organization (if a limited liability company) or a certificate of no changes therein since the closing on July 29, 1999. In connection with the addition of an Additional Borrower, the Administrative Agent shall have received and approved copies of all organizational documents, including certified copies of all documents on record with the State in which such entity is organized.

                     (iii) The Administrative Agent shall have received and approved a certificate executed by all of the general and limited partners or members of the Borrowers authorizing the execution and delivery of this Agreement or any other the Financing Documents being delivered in connection herewith and consenting to the Loan and similar authority certificates or resolutions of any Additional Borrower.

                     (iv) The Administrative Agent shall have received and approved a current certificate of good standing or certificate of fact from the State in which any Borrower is formed.

                     (v) The Administrative Agent shall have received and approved an opinion of counsel for the Borrowers as to the Borrowers' good standing, form, powers and authority and as to the validity, binding effect and enforceability of the Financing Documents such an opinion shall be issued in connection with the execution and delivery of each Joinder Agreement.

                     (vi) The Administrative Agent shall have received and a properly and fully executed Joinder Agreement.

                     (vii) In connection with the execution and delivery of this Agreement, the Guaranty and the Note Modification, the Borrowers shall pay to the

              Administrative Agent for the benefit of the Lenders an amendment fee of 1/8 of 1% of the Credit Facility Committed Amount of ($500,000). Such Amendment fee will be in addition to and shall not be deemed to reduce or replace any other fee due in connection with the Credit Facility.

              (b)    Conditions Precedent to Accepting an Eligible Project:

                     (i) The Credit Facility Closing shall have been completed.

                     (ii) The Administrative Agent shall have received a certificate of authority to do business for the applicable Borrower in each jurisdiction where a Facility is located (if different from the state in which such Borrower was formed).

                     (iii) The Total Development Budget for such Eligible Project shall have been reviewed and approved in writing by the Administrative Agent consistent with the provision of Section 2.1 The Loan.

                     (iv) The Administrative Agent shall have received a paid policy of title insurance (American Land Title Association Standard Form "B" Loan Policy - Current Edition) covering the Facility or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Administrative Agent and/or endorsements to policies issued to the Administrative Agent in connection with the Original Credit Facility, in the amount agreed upon by the Administrative Agent from a company satisfactory to the Administrative Agent and which may be endorsed or assigned to the successors and assigns of the Lenders and to additional Lenders without additional cost, insuring the liens of the Deeds of Trust to be valid first liens on the Property, free and clear of all defects, exception and encumbrances except such as the Administrative Agent and its counsel shall have approved but without a creditor's rights exception and (unless otherwise agreed by the Administrative Agent) containing affirmative insurance against mechanics liens.

                     (v) The Administrative Agent shall have received advice, in form and substance and from a source satisfactory to the Administrative Agent, to the effect that a search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed or recorded against the Property except such as the Administrative Agent shall have approved.

                     (vi) The Administrative Agent shall have received all policies of insurance required by the terms hereof and by the other Financing Documents to be in effect from a company or companies and in form and amount satisfactory to the Administrative Agent, including without limitation, flood insurance (in the amount or evidence that flood insurance is not available or otherwise required with respect to the Property), together with written evidence, in form and substance satisfactory to the Administrative Agent, that all fees and premiums due on account thereof have been paid in full.

                     (vii) The Administrative Agent shall have received and accepted an appraisal of the Facility.

                     (viii) The Administrative Agent shall have received from
              the Borrowers a complete set of the Plans and Specifications signed and sealed by the Architect, together with written evidence, in form and substance satisfactory to the Administrative Agent, to the effect that the Plans and Specifications are satisfactory to the applicable Borrowers, the General Contractor, the Inspecting Engineer and, to the extent required by applicable law or any effective restrictive covenant, have been approved by all Governmental Authorities having or claiming jurisdiction and by the beneficiary of any such restrictive covenant, respectively.

                     (ix) The Administrative Agent shall have received and approved a fully executed copy of the applicable Construction Contract, the Architect's Contract and a list of Major Subcontractors as well as any information regarding the General Contractor, the Architect and the Major Subcontractors which the Administrative Agent has requested.

                     (x) The Administrative Agent shall have received and approved a copy of a current Survey of the Land certified to the Administrative Agent and to the title insurance company and any recorded subdivision plat of the Land and otherwise complying with the survey requirements set forth on EXHIBIT F attached hereto.

                     (xi) The Administrative Agent shall have received and approved a site plan for the Improvements approved by all appropriate Governmental Authorities.

                     (xii) The Administrative Agent shall have received from the Borrowers written evidence, in form and substance satisfactory to the Administrative Agent, from all Governmental Authorities having or claiming jurisdiction to the effect that all building, construction and other permits required in connection with the development of the Land and the construction of the Improvements have been validly issued, that all fees and bonds required in connection therewith have been paid in full or posted, as the circumstances may require, and that the Improvements meet zoning requirements and all sewer and storm drain requirements.

                     (xiii) The Administrative Agent shall have received and
              approved a report setting forth a construction progress schedule in form and substance satisfactory to the Administrative Agent, calling for the completion of the Improvements by a date no later than the Completion Date.

                     (xiv) If construction work of any kind has commenced upon the Land or materials have been placed or stored upon the Land prior to the recordation of the Deed of Trust among the Land Records where the Land is located, any mechanic's or materialman's Liens or the same shall be fully insured against by the title insurance company.

                     (xv) The Administrative Agent shall have received and approved evidence that the applicable General Contractor carries public liability and property damage insurance and workers' compensation insurance in form and amounts and issued by companies acceptable to the Administrative Agent.

                     (xvi) The Administrative Agent shall have received and accepted a Phase I environmental audit of the applicable Facility prepared by a person or firm acceptable to the Administrative Agent.

                     (xvii) The Administrative Agent shall have received
              evidence acceptable in all respects through certification by the Architect or other source acceptable to the Administrative Agent that the applicable Improvements, when constructed, will comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation and to the extent applicable to assisted living facilities (or, if applicable, independent living facilities), The Federal Architectural Barriers Act (42 U.S.C. Section 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C.
              Section 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C.
              Section 794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons.

                     (xviii) The Administrative Agent shall have received and
              approved soil reports which shall (i) demonstrate that the soil conditions of the Land for the applicable Facility are suitable for the construction of the Improvements and (ii) evidence to the Administrative Agent's satisfaction that there are no Hydric Soils on the Land.

                     (xix) The Administrative Agent shall have received and approved copies of any executed Material Leases of the applicable Property or of any portion thereof.

                     (xx) The Administrative Agent shall have received and approved an opinion of local counsel for the Borrowers in the jurisdiction where the applicable Facility is located that the Financing Documents applicable to that Facility are in proper form and enforceable in the context of a revolving credit facility of the type represented by this Credit Facility and that the Loan is not usurious, which opinion must also inform the Lenders (i) of the cost and timing of foreclosure; (ii) of any limitations on the Lenders' right to obtain, or the amount of, a deficiency judgment; and (iii) the existence of and details surrounding any redemption period enjoyed by the Borrower's following a sale at foreclosure.

                     (xxi) At the Administrative Agent's sole option the Administrative Agent shall have obtained the advice of its own local counsel in the jurisdiction where the Facility is located on the form and enforceability of any or all of the Financing Documents at the Borrowers' expense.

                     (xxii) With regard to any Deed of Trust for a Facility
              located in any state having such requirement, the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that a Certificate of Need has been issued for such Facility.

                     (xxiii) No Eligible Project may be added to the Borrowing
              Base if the maximum availability which could be added to the Borrowing Base thereby would cause the Borrowing Base to exceed the then applicable Credit Facility Committed Amount; provided, however that in the case of an Eligible Project to be constructed or under construction, such Eligible Project may be added to the Borrowing Base if sufficient equity is contributed by the Borrowers to permit the Facility to be completed within the Credit Facility Committed Amount and if all of the equity is funded prior to any advance of the Loan for such Eligible Project.

       Section 4.2 Conditions Precedent to Determining Availability Under Borrowing Base

       The Lenders shall not be obligated to include any Requisition for an individual Eligible Project in the calculation of the Borrowing Base unless the conditions described in Section 4.1 Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust and the following additional conditions shall have been satisfied with regard to such Eligible Project to the Administrative Agent's satisfaction:

              (a) The Administrative Agent shall have received a monthly title report on each Eligible Project which is under construction from the applicable title insurance company, indicating that since the last preceding report, there has been no change in the status of title and no other exceptions not theretofore approved by the Administrative Agent, if required by the terms of the existing title insurance policy, the Administrative Agent shall have received an endorsement which shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the Requisition being verified if the policy does not by its terms provide for such an increase.

              (b) No Default or Event of Default shall have occurred and be continuing under any Note or any of the other Financing Documents.

              (c) The Improvements shall not have been materially damaged by fire or other casualty unless the Administrative Agent shall have received or reasonably anticipates receiving proceeds of insurance sufficient in the judgment of the Administrative Agent to effect a satisfactory restoration of such Improvements in accordance with the terms of the Deed of Trust.

              (d) The Administrative Agent shall have received written evidence, in form and substance satisfactory to the Administrative Agent, to the effect that all work requiring inspection by Governmental Authorities having or claiming jurisdiction has been duly inspected and approved by such authorities and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

              (e) The representations and warranties made in Article III of this Agreement and in this Agreement shall be true and correct in all material respects on and as of the date of the advance with the same effect as if made on such date.

              (f) All terms and conditions of the Financing Documents required to be met as of the date of the applicable advance shall have been met to the complete satisfaction of the Administrative Agent.

              (g) In the reasonable judgment of the Administrative Agent, all work completed on the applicable Property at the time of the application for an advance has been performed in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction have been furnished and installed and that all costs covered by the Requisition have been paid by the Borrowers.

              (h) At least Eighty-three percent (83%) of the Eligible Projects in the Borrowing Base shall be Pool A Projects. The Administrative Agent shall have determined whether each Eligible Project is a Pool A, Pool B or Pool C Project.

              (i) Before verifying any Requisition, the Administrative Agent shall require the Borrowers to obtain from the applicable General Contractor and if required by the applicable title insurance company from all subcontractors and material suppliers acknowledgments of payment and releases of liens and rights to claim liens for work performed or materials delivered covered by such Requisition. All such acknowledgments and releases shall be in form AIA Forms G706 and G706A.

              (j) The Administrative Agent's Inspecting Engineer will inspect work performed which is covered by each Requisition being verified.

       Section 4.3 Conditions Under Which an Eligible Project is a Completed Facility

       The Administrative Agent shall verify that an Eligible Project is a Completed Facility based on the satisfaction of the following additional conditions and all Acquisition Projects shall also satisfy the following conditions:

              (a) The Administrative Agent shall have received the final "as built" Survey for the applicable Property.

              (b) The Administrative Agent shall have received written evidence from a qualified third party, in form and substance satisfactory to the Administrative Agent, to the effect that the applicable Improvements have been substantially completed in accordance with their Plans and Specifications.

              (c) The Administrative Agent shall have received written evidence, in form and substance satisfactory to the Administrative Agent, to the effect that requisite certificates for permanent occupancy or completion of the Improvements have been validly issued.

              (d) Final waivers of liens of the General Contractor, and if required by the applicable title insurance company, subcontractors, laborers and material suppliers have been furnished to the Administrative Agent or, as to any disputed lien or claim of lien, a bond in form and substance acceptable to the Administrative Agent has been provided or other arrangements satisfactory to the Administrative Agent have been made.

              (e) The Administrative Agent shall have received a copy of an operating License for the Facility or other evidence satisfactory to the Administrative Agent that the Facility may be lawfully operated as contemplated by the Financing Documents.

       Section 4.4  Computation of Interest and Fees

       All applicable fees and interest shall be calculated on the basis of a year of 365 days for the actual number of days elapsed pursuant to the terms of the Note and interest shall be payable monthly in arrears.

       Section 4.5. Liens; Setoff

       The Borrowers hereby grant to the Lenders a continuing lien and security interest for all the Obligations upon any and all monies, securities, and other property of the Borrowers and the proceeds thereof, now or hereafter held or received by or in transit to, the Lenders, or any affiliate of any of the Lenders, from or for any of the Borrowers, and also upon any and all deposits (general or special) and credits of any of the Borrowers with any of the Lenders, if any, at any time existing. During the continuance of any Event of Default under this Agreement, each Lender is hereby authorized by any of the Borrowers at any time and from time to time, without notice to the Borrowers, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding.

       Section 4.6  Payment and Performance of Obligations

       The payment and performance by the Borrowers of the Obligations shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Lenders, or any of them, and the Borrowers shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-off; and until payment in full of all of the Obligations, the
Borrowers: (a) will not suspend or discontinue any payments provided for in the Note and (b) will perform and observe all of its other agreements contained in this Agreement, including (without limitation) all payments required to be made to the Administrative Agent, and (c) will not terminate or attempt to terminate this Agreement or any of the other Financing Documents to which any of the Borrowers is a party for any cause.

       Section 4.7  Payments to Others for the Account of the Borrowers

       At the option of the Lenders and without any request from the Borrowers, and without waiving any of its rights hereunder, the Lenders may elect to cure or avoid any default by the Borrowers under the Financing Documents by applying amounts due hereunder or advancing the Lenders' own funds to the satisfaction of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and the other Collateral. The Administrative Agent agrees to endeavor to give the Borrowers notice of any such payment or performing such act and the amount of any payment whether prior to or contemporaneously with its making such payment or performance of such act; provided, however, that failure to give such notice shall not constitute a waiver by the Lenders of, or constitute a defense to, any of the rights of the Lenders under this Agreement or the Deeds of Trust, including (without limitation) the right of the Lenders to repayment of the amount of such payment.

       Section 4.8  Prepayment

       The Borrowers shall have the right to prepay the Loan in full or in part, at any time and from time to time, upon five (5) days' prior written notice to the Administrative Agent without premium or penalty. The foregoing notwithstanding, in connection with any prepayment of a principal sum on any day other than the last day of the Eurodollar Period applicable thereto, the Borrowers shall pay to the Administrative Agent upon request by the Administrative Agent, such amount as shall be sufficient to compensate any of the Lenders for any and all losses or expenses which such Lender may sustain or incur (including without limitation, any such loss or expense arising from the redeployment of funds obtained by such Lender). Unless an Event of Default has occurred, any partial prepayment shall be applied first to such breakage costs, second to accrued and unpaid interest and third to the outstanding principal balance of the Loan due and owing at maturity. Sums borrowed and repaid may be readvanced. The Borrowers' obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

       Section 4.9  Requisitions for the Operating Reserve

       No portion of any Requisition for costs included in the Operating Reserve shall be verified until both a certificate of occupancy has been issued by the applicable governmental authorities and, if applicable to the Facility, an operating License has been issued for the Facility by the appropriate Governmental Authority or Authorities. Advances from the Operating Reserve shall be for the sole purpose of paying a portion of the Debt Service on the Loan or net operating losses as shown on a monthly financial report for such Facility prepared in accordance with the requirements set forth in this Agreement, and certified by the Chief Financial Officer or Executive Vice President or President of the Guarantor.

       Section 4.10  Assignments

       The Borrowers agree not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of the Administrative Agent. Any assignment made or attempted by the Borrowers, or any of them, without the prior written consent of the Administrative Agent shall be void and of no effect. No consent by the Administrative Agent to an assignment by the Borrowers shall release the Borrowers as the parties primarily obligated and liable under the terms of this Agreement unless the Borrowers shall be released specifically by the Administrative Agent in writing. No consent by the Administrative Agent to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Administrative Agent with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

       Section 4.11  Liability of the Lenders

       The Lenders shall in no event be responsible or liable to any person other than the Borrowers for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the General Contractor nor any subcontractor, laborer or material supplier shall have any right or claim against the Lenders under this Agreement or the administration thereof. No Lender shall be liable to the Borrowers for the failure of any other Lender to fund its ratable portion of any advance pursuant to the Agency Agreement.

       Section 4.12  Stored Materials

       The Administrative Agent will permit inclusion of construction materials (the "Stored Materials") to be included in Requisitions prior to their incorporation into the Improvements if they have been fully paid for by or on behalf of the applicable Borrower. The Borrowers shall securely store or cause to be securely stored any Stored Materials.

       Section 4.13  Limitations on Advances or Readvances

       The following additional limitations on certain advances or readvances of the Loan shall also apply:

              (a) Interest Reserve. Except as provided in Section 2.7 Permitted Costs hereof, after the earlier of the issuance of certificate of occupancy for a Facility or the expiration of the Construction Phase, no further advances shall be made from the Interest Reserve in such Total Development Budget.

              (b) Development Fee. The Development Fee will be advanced ratably with the first twelve (12) monthly Requisitions.

              (c) Operating Reserve. No advances from the Operating Reserve shall be made until both a certificate of occupancy has been issued by the applicable governmental authorities and, if applicable to the Facility, an operating license has been issued for the Facility by the appropriate Governmental Authority or Authorities. Advances from the Operating Reserve shall be for the sole purpose of paying Debt Service or net operating losses as shown on a monthly financial report for such Facility prepared in accordance with the requirements set forth in this Agreement, and certified by the Chief Financial Officer, Executive Vice President or President of the Guarantor.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

       To induce the Lenders to make available the Credit Facility, the Borrowers represent and warrant to the Lenders that:

       Section 5.1  Existence/Good Standing

       Each Borrower is a limited partnership or a limited liability company duly organized and existing and in good standing under the laws of the jurisdiction of its formation, has the power to own its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which each Facility owned by such Borrower is located and in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

       Section 5.2  Power and Authority

       Each Borrower has full power and authority to execute and deliver this Agreement and each of the other Financing Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary partnership action. No consent or approval of partners or members of, or lenders to, the Borrowers, and no consent or approval of any Governmental Authority or any third party payor on the part of the Borrowers, is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents executed and delivered by any of the Borrowers or to the payment or performance by the Borrowers of the Obligations.

       Section 5.3  Binding Agreements

       This Agreement and each of the other Financing Documents executed and delivered by the Borrowers have been properly executed by the Borrowers, constitute valid and legally binding obligations of the Borrowers, and are fully enforceable against the Borrowers in accordance with their respective terms.

       Section 5.4  Litigation

       There are no proceedings pending before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, will cause a Material Adverse Change in any of the Borrowers or affect the authority of any of the Borrowers to enter into this Agreement or any of the other Financing Documents executed and delivered by any of the Borrowers. There is no pending revocation, suspension, termination, probation, restriction, limitation or non-renewal of any License, Participation Agreement or any similar accreditation or approval organization or Governmental Authority for healthcare providers, including, without limitation, the issuance of any provisional License or other License with a term of less than twelve (12) months, as a consequence of any sanctions imposed by any Governmental Authority, nor is there any pending assessment of any civil or criminal penalties by any Governmental Authority, the outcome of which, if determined adversely to any of the Borrowers, could result in a Material Adverse Change in any of the Borrowers. The Borrowers do not have any appeals regarding rates or reimbursements currently pending or contemplated before any Governmental Authority or any administrator of any third party payor or preferred provider program or referral source, the outcome of which, if determined adversely to any of the Borrowers, could result in a Material Adverse Change in any of the Borrowers. There are no Medicare or Medicaid recoupments or recoupments of any other third party payor being sought, requested or claimed, against any of the Borrowers, the outcome of which, if determined adversely to any of the Borrowers could materially impair any of the Borrowers' ability to pay the Obligations, except as otherwise disclosed in writing to, and approved by, the Administrative Agent.

       Section 5.5  No Conflicting Agreements

       There is (a) no provision of any Borrower's partnership agreement, articles of incorporation or operating agreement and no provision of any existing mortgage, indenture, contract or agreement binding on any of the Borrower or affecting its property, and (b) to the knowledge of the Borrowers no provision of law or order of court binding upon any of the Borrowers, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by any of the Borrowers, or which would be violated as a result of such execution, delivery or performance, or, if so, all necessary consents have been obtained.

       Section 5.6  Financial Information

       All financial statements or information hereto furnished to the Lenders with respect to the Borrowers, each Facility and the Guarantor is complete and correct in all material respects and fairly presents the financial condition of the Borrowers and the financial condition of the Facilities. There are no liabilities, direct or indirect, fixed or contingent, of any of the Borrowers or the Guarantor which are not reflected in the their respective financial statements or in the notes thereto. There has been no Material Adverse Change in the financial condition or operations of any of the Borrowers or the Guarantor since the financial statements dated

December 31, 1998 (and to the Borrowers' and Guarantor's knowledge, no such Material Adverse Change is pending), and neither any of the Borrowers nor the Guarantor has guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity, except as disclosed in such information.

       Section 5.7  No Default

       None of the Borrowers are in default under or with respect to any obligation under any agreement to which such Borrower is a party in any respect which could result in a Material Adverse Change. There is no Event of Default hereunder.

       Section 5.8  Taxes

       The Borrowers have filed or have caused to have been filed all federal, state and local tax or informational returns which are required by law to be filed, and has paid or caused to have been paid all Taxes as shown on such returns or on any assessment received by them, to the extent that such Taxes have become due, or which are required by law to be paid, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrowers and adequate reserves therefor have been established as required under GAAP.

       Section 5.9  Place(s) of Business and Location of Collateral

       The Borrowers warrant that the address of the Borrowers' chief executive office is as specified in EXHIBIT D attached hereto and made a part hereof and that the address of each other place of business of any of the Borrowers, are as disclosed in EXHIBIT D. The Collateral and all books and records pertaining to the Collateral are and/or will be located at the addresses indicated on EXHIBIT D. The Borrowers will immediately advise the Administrative Agent in writing of the opening of any new place of business or the closing of any existing place of business of any of the Borrowers, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. EXHIBIT D may be modified from time to time to add the locations of additional Facilities.

       Section 5.10  Title to Properties

       The Borrowers have good and marketable title to all of their properties, including, without limitation, the Property and the Collateral. The Property and the Collateral are free and clear of mortgages, pledges, liens, charges and other encumbrances other than the Permitted Liens.

       Section 5.11  Margin Stock

       None of the proceeds of the Loan will be used, directly or indirectly, by any of the Borrowers for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" or "margin stock" within the meaning of Regulation U (12 CFR
ARTICLE 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

       Section 5.12  ERISA

       With respect to any "pension plan", as defined in Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by any of the Borrowers and/or by any Commonly Controlled Entity: (a) no "accumulated funding deficiency" as defined in Code Section 412 or ERISA Section 302 has occurred, whether or not that accumulated funding deficiency has been waived;
(b) no "reportable event" as defined in ERISA Section 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither any of the Borrowers nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA Section 4203 from any multiemployer plan; (e) neither any of the Borrowers nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which any of the Borrowers or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA
Section 4241 nor has notice been received by any of the Borrowers or any Commonly Controlled Entity that such a multiemployer plan will be placed in "reorganization".

       Section 5.13  Governmental Consent

       Neither the nature of any of the Borrowers or of its business or properties, nor any relationship between any of the Borrowers and any other Person, nor any circumstance in connection with the making of the Loan, or the offer, issue, sale or delivery of the Note is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of any of the Borrowers, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents, the borrowing of the principal amounts of the Loan or the offer, issue, sale or delivery of the Note.

       Section 5.14  Full Disclosure

       The financial statements referred to in this ARTICLE V do not, nor does this Agreement, nor do any written statements furnished by the Borrowers to the Administrative Agent in connection with the making available of the Credit Facility, contain any untrue statement of fact or knowingly omit a material fact necessary to make the statements contained therein or herein not materially misleading. The Borrowers have not failed to disclose any fact to the Administrative Agent in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of any of the Borrowers or the ability of any of the Borrowers to perform this Agreement or any of the other Financing Documents.

       Section 5.15  Business Names and Addresses

       The Borrowers have not conducted business under any name other than its current names or tradenames or "Karrington" and has not conducted its business in any jurisdiction other than those listed on EXHIBIT D. The Borrowers intend to operate the Facilities under the names set forth on EXHIBIT D. The Borrowers shall promptly notify the Administrative Agent of any change in the name of any Facility.

       Section 5.16  Licenses and Certifications

       The Borrowers further represent and warrant to the Lenders that, with respect to any License they possess or have applied for, (a) no Default or Event of Default has occurred or is continuing under the terms of any of the Licenses, or any condition to the issuance, maintenance, renewal and/or continuance of any License, (b) the Borrowers have paid all fees, charges and other expenses to the extent due and payable with respect to, and has provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of all Licenses, (c) the Borrowers have not received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use, of any License, nor has any License been materially amended, supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Administrative Agent, (d) the Borrowers have not made any previous assignment of any of the Licenses to any Person, and (e) no financing statement covering any of the Licenses is on file in any public office except financing statements in favor of the Lenders. Without implying any limitation to the other representations and warranties contained in this Agreement, the Borrowers are not required by any applicable Law of any state, county or city in which any of the Facilities is located to obtain a certificate of need to operate any Facility as an assisted living facility or, an independent living facility or has applied for and obtained such Certificate(s) of Need. Licenses to operate are required in all states where the Facilities are located and Certificates of Need are also required in the State of New Jersey.

       Section 5.17  Operating Agreements and Management Contracts

       The Borrowers have furnished to the Administrative Agent photocopies of all material Operating Agreements and Management Contracts entered into with respect to the Facilities, and all amendments, supplements and modifications thereto including, without limitation, the Management Agreement. The Borrowers further represent and warrant to the Lenders that (a) all of the material Operating Agreements and Management Contracts are or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, (b) no Default or Event of Default has occurred or is continuing under the terms of any of the material Operating Agreements and Management Contracts, and no party thereto has attempted or threatened to terminate any such Management Contract or Operating Agreement, (c) the Borrowers have not made any previous assignment of any Operating Agreements and

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

Management Contracts to any Person, and (d) no financing statement covering any of the Operating Agreements and Management Contracts is on file in any public office, except financing statements in favor of the Lenders in connection with the Credit Facility.

       Section 5.18  Participation Agreements and Resident Agreements

       The Borrowers have furnished to the Administrative Agent, on or before the Facility Closing, the Borrowers' form of Resident Agreement used with respect to all Facilities and, if requested by the Administrative Agent after the occurrence and during the continuance of a Default, copies of all current, executed Resident Agreements for any or all of the Eligible Projects.

              (a) The Borrowers further covenant to the Lenders that, with respect to the Participation Agreements, if any, (i) to the best of their knowledge, all Participation Agreements will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, and (ii) all Participation Agreements will provide for payment to the applicable Borrower for services rendered to residents. The Borrowers represent and warrant that as of the date hereof it has not entered into any Participation Agreement for any Facility.

              (b) To the extent the Borrowers participates or will participate in Medicare or Medicaid payment and reimbursement programs, the Borrowers have complied and will comply with all notice and other requirements under Title XVIII and Title XIX of the Social Security Act to enable the Borrowers to participate in the Medicare and Medicaid payment and reimbursement programs.

       Section 5.19  Compliance with Laws

       None of the Borrowers is in violation of any applicable laws of any Governmental Authority pertaining to employment practices, health standards or controls, environmental and occupational standards or controls or order of any court or arbitrator, the violation of which, considered in the aggregate, would result in a Material Adverse Change in any of the Borrowers. Each of the Borrowers are in compliance with all accreditation standards and requirements to which it is subject. Each of the Borrowers have obtained or will obtain all Licenses necessary to the ownership of its property or to the conduct of its activities which, if not obtained, could materially adversely affect the ability of any of the Borrowers to conduct its activities of operating each Facility as an assisted living facility, including, without limitation if and as required by any Governmental Authorities for the dispensing, storage, prescription, disposal, and use of drugs, medications and other "controlled substances" and for the maintenance of cafeteria and other food and beverage facilities or services or the condition (financial or otherwise) of any of the Borrowers.


       Section 5.20 Presence of Hazardous Materials or Hazardous Materials Contamination

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

       None of the Borrowers has placed Hazardous Materials on any real property owned, controlled or operated by any of the Borrowers or for which any of the Borrowers are responsible except as described in the following sentence. To the best of the Borrowers' knowledge, no Hazardous Materials are located on any real property owned, controlled or operated by any of the Borrowers or for which any of the Borrowers are responsible, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws, and no property owned, controlled or operated by any of the Borrowers has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is such property affected by Hazardous Materials Contamination.

       Section 5.21  Nature of Credit Facility; Usury; Disclosures

       Each of the Borrowers is a business or commercial organization, and the Credit Facility is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate or rates of interest charged on the Note do not, and will not, violate any usury Law or interest rate limitation. The Credit Facility is not subject to the federal Consumer Credit Protection Act (15 U.S.C. Section 1601 et. seq.) nor any other federal or state disclosure or consumer protection laws. The Credit Facility is being transacted solely for business or commercial purposes and not for personal, family or household purposes.

       Section 5.22  Compliance with Zoning

       The Borrowers represent and warrant that the anticipated use of each Eligible Project complies with applicable zoning ordinances, regulations and restrictive covenants affecting such Land, all use requirements of any Governmental Authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

       Section 5.23  Plans and Specifications

       The Borrowers represent and warrant that, to the extent required by applicable law or any effective restrictive covenant, the Plans and Specifications for each Eligible Project have been approved by all Governmental Authorities having or claiming jurisdiction and by any beneficiary of any such restrictive covenant.

       Section 5.24  Building Permits; Other Permits

       The Borrowers represent and warrant that all building, construction and other permits necessary or required in connection with the development of the Land and the construction of the Improvements have been or, prior to any advance under the Loan, will be, unless otherwise agreed to by the Administrative Agent, validly issued and all fees and bonds required in connection therewith have been paid or posted, as the circumstances may require.

       Section 5.25  Utilities

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

       The Borrowers represent and warrant that all utility services necessary for the development of all the Land and the construction of the Improvements for each Eligible Project and the operation thereof for their intended purpose are or will be available at the boundaries of all the Land, including, without limitation, telephone service, water supply, storm and sanitary sewer facilities, natural gas (if available) and electric facilities.

       Section 5.26  Access; Roads

       The Borrowers represent and warrant that all roads and other accesses necessary for the development of all the Land and the construction of all the Improvements for all Eligible Projects and full utilization thereof for their intended purposes have either been completed or the necessary rights of way therefor have either been or will be acquired by the appropriate Governmental Authorities or have been or will be dedicated to public use and accepted by such Governmental Authorities and all necessary steps have been taken by the Borrowers or such Governmental Authorities to assure the complete construction and installation thereof by a date sufficient to ensure the timely completion of the Improvements and in no event later than the Completion Date or such Eligible Projects have access to a public road via a private road pursuant to recorded easements satisfactory to the Administrative Agent.

       Section 5.27  Other Liens

       The Borrowers represent and warrant that except as otherwise provided in the Financing Documents, the Borrowers have made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on any Eligible Project.

       Section 5.28  Defaults

       The Borrowers represent and warrant that there is no default on the part of any of the Borrowers under the Financing Documents and no event has occurred and is continuing which, with notice or the passage of time, or both, would constitute a default under the Note or any of the other Financing Documents.

       Section 5.29  Survival; Updates of Representations and Warranties

       All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement and the Loan made hereunder. The Lenders acknowledge and agree that any and all representations and warranties contained in, or made under, or in connection with, this Agreement may be amended, changed or otherwise modified by the Borrowers at any time and from time to time after the date of this Agreement so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to the Administrative Agent. The Lenders shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.

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

       Section 5.30  Accounts

       With respect to all of the Borrowers' Accounts and to the best of the Borrowers' knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Administrative Agent); (b) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the invoices relating thereto; (c) the services rendered which resulted in the creation of the Accounts have been delivered or rendered to and accepted by the Account Debtor; (d) the amounts shown on the Borrowers' books and records, with respect thereto are actually and absolutely owing to the Borrowers and are not contingent for any reason;
(e) there are no set-offs, counterclaims or disputes known by the Borrowers or asserted with respect thereto, and the Borrowers have made no agreement with any Account Debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by the Borrowers in the ordinary course of their business for prompt payment; (f) there are no facts, events or occurrences known to any of the Borrowers which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder; (g) all Account Debtors thereof, to the best of the Borrower's knowledge, have the capacity to contract; (h) the services furnished giving rise thereto are not subject to any Liens other than Permitted Liens; (i) the Borrowers have no knowledge of any fact or circumstance which would impair the validity or collectibility thereof; and (j) there are no proceedings or actions known to any of the Borrowers which are pending against any Account Debtor which might result in any material adverse change in its financial condition.

       Section 5.31  Year 2000.

       Each Borrower has (i) completed a review and assessment of all areas within its and each of its subsidiaries and Affiliates business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the computer applications and devices containing imbedded microchips and other systems will be able to perform date sensitive functions involving dates prior to and any date after December 31, 1999), and (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, substantially completed implementation of that plan in accordance with that timetable. Each Borrower reasonably believes that the Year 2000 Problem will not have a material adverse effect upon its financial condition or business operations or those of its Affiliates.

       Section 5.32  Development of Eligible Projects

       To the extent SDI is acting as development agent for any of the Eligible Projects, the applicable Borrowers have entered into an oral agreement therefor with SDI and all contacts entered into by SDI with respect thereto, including, without limitation, the Architect's Contract and the Construction Contracts, were executed with the knowledge and approval of and as agent for the applicable Borrowers. In connection with such services as agent for any of the Borrowers, SDI receives the Development Fee as and when payable pursuant to the terms hereof.

                                   ARTICLE VI

                             CONDITIONS OF LENDING


       The making of any advance under the Loan is subject to the conditions set forth in this Agreement and the following conditions precedent:

       Section 6.1  No Default

       No Event of Default and no event which, with the giving of notice or the passage of time or both, would become an Event of Default has occurred and is existing or would result from the making of the Loan or any advance thereunder and all representations and warranties set forth herein or in the other Financing Documents are true and correct, both before and after the making of the Loan or any advance thereunder.

       Section 6.2  Opinion of Counsel for the Borrowers

       At the Credit Facility Closing and any Facility Closing the Lenders shall receive a written opinion of counsel for the Borrowers and the Guarantor satisfactory in all respects to the Administrative Agent.

       Section 6.3  Approval of Counsel for the Lenders

       All legal matters incident to the Loan and all documents necessary in the opinion of the Administrative Agent to make the Loan or the addition of either an Eligible Project to the Borrowing Base or to add such Deeds of Trust and related Collateral shall be satisfactory in all material respects to counsel for the Lenders.

       Section 6.4  Supporting Documents

       The Administrative Agent shall receive at the Facility Closing and in connection with the subsequent granting of a Lien on an Eligible Project: (a) a certificate of the general partner or managing member of each of the Borrowers, in a form acceptable to the Administrative Agent in all respects, dated as of the date hereof and certifying (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the partners or members of each of the Borrowers authorizing the execution and delivery of this Agreement, the Note and the other Financing Documents, the borrowing thereunder, and the performance of the Obligations, and (ii) as to the incumbency and specimen signature of the authorized officer of the general partner or managing member of the Borrowers executing this Agreement, the Note and the other Financing Documents; (b) such other documents as the Administrative Agent may reasonably require the Borrowers and/or the partners or members of the Borrowers to execute, in form and substance acceptable to the Administrative Agent; and (c) such additional information, instruments, opinions, documents, certificates and reports as the Administrative Agent may reasonably deem necessary.

      Section 6.5  Financing Documents

      All of the Financing Documents required by the Administrative Agent whether at the Credit Facility Closing or any subsequent Facility Closing shall be executed, delivered and, if deemed necessary by the Administrative Agent, recorded, all at the sole expense of the Borrowers.

      Section 6.6  Insurance

      The Borrowers shall have satisfied the Administrative Agent that any and all insurance required by this Agreement is in effect as of the date of this Agreement or as of the date of the addition of a Deed of Trust and related Collateral, and that, to the extent required by the Financing Documents, the Lenders have been named as an insured lienholder.

      Section 6.7  Security Documents

      In order to perfect the lien and security interest created by this Agreement, the Borrowers shall have executed and delivered to the Administrative Agent all Security Documents (in form and substance acceptable to the Administrative Agent in its sole discretion) deemed necessary by the Administrative Agent, in a sufficient number of counterparts for recordation, and, at the Borrowers' sole expense, shall record all such financing statements and Security Documents, or cause them to be recorded, in all public offices deemed necessary by the Administrative Agent.

      Section 6.8  Joinder Agreement

      In order to perfect the lien and security interest of the Lenders in the Collateral related to the construction and operation of any Facility encumbered by a Deed of Trust provided by an Additional Borrower, such Additional Borrower shall execute and deliver to the Administrative Agent, a Joinder Agreement joining in the Note as maker and in such assignments of Collateral and such other Security Documents as the Administrative Agent may require or shall execute Security Documents as the Administrative Agent may require each in sufficient number of counterparts for recordation, if required by the Administrative Agent, at the Borrowers' sole expense. The Borrowers or the Administrative Agent shall record all financing statements and other Security Documents, or cause them to be recorded, in all public offices deemed necessary to the Administrative Agent.

                                  ARTICLE VII

                       AFFIRMATIVE COVENANTS OF BORROWER

       Until payment in full and the performance of all of the Obligations hereunder, the Borrowers shall:

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

       Section 7.1  Financial Statements

       Furnish to the Administrative Agent:

              (a) Quarterly Statements. Not later than forty-five (45) days after the close of each of the Borrowers' fiscal quarters internally prepared, consolidated and consolidating financial statements of the Borrowers and a balance sheet on a year-to-date basis and as of the close of such period and an income and expense statement for such period and a Compliance Certificate in the form of Exhibit G attached hereto, certified by the chief financial officer of the Borrowers' general partner or managing member unless such report is included in the quarterly report of the Guarantor; and

              (b) Annual Statements. Not later than one hundred twenty (120) days after the close of each of the Borrowers' fiscal years, (i) a copy of the consolidated annual financial statement of the Borrowers and its Wholly Owned Subsidiaries in reasonable detail satisfactory to the Administrative Agent, prepared in accordance with GAAP and audited by an independent certified public accountant satisfactory to the Administrative Agent, which financial statement shall include a balance sheet of the Borrowers and its Wholly Owned Subsidiaries, as at the end of such fiscal year and the related statements of operations and retained earnings and cash flow statements for such fiscal year in a format acceptable to the Administrative Agent and a Compliance Certificate in the form of EXHIBIT G attached hereto, (ii) an unqualified letter or opinion of the accountant who examined and audited the Borrowers' financial statement and stating whether anything in such independent accountant's examination has revealed the occurrence of an event which constitutes an Event of Default under the Financing Documents or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, (iii) if requested by the Administrative Agent a copy of the Management Letter prepared by the auditor, and (iv) the related statements of operations and retained earnings and cash flows in a format acceptable to the Administrative Agent; and

              (c) Monthly Operating Reports. Beginning with the first Operating Month (as hereinafter defined), not later than thirty (30) days after the last day of each such calendar month, operating statements for each Eligible Project for such month, including an income and expense statement for such period and census and billing reports with respect to each Eligible Project then operating for such period;

              (d) Tax Returns. Not later than thirty (30) days after the date of filing, the federal and state income tax returns for the Borrower for the year in question as well as any requests for extensions filed in connection therewith; and

              (e) Other Quarterly Reports. (i) Borrowing Base Reports (as and when described in Section 2.1 The Loan (d) hereof, (ii) not later than fifteen (15) days after the close of each of the Borrowers' fiscal quarters an estimate of the occupancy numbers for each Eligible Project as of the end of such quarters which report shall not be used to measure compliance with covenants described for EXHIBIT G but will assist the Administrative Agent in evaluating

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

additional Facilities proposed for inclusion in the Borrowing Base and, (iii) in connection with each Borrowing Base Report, a report describing each then Pool B or Pool C Project, including its performance in the preceding quarter and projected performance for subsequent quarters.

              (f) Other Information. With reasonable promptness such additional information, reports or statements as the Administrative Agent may from time to time reasonably request.

              (g) Certification. All required financial statements, required pursuant to Sub-paragraphs (a) and (b) hereof shall include the following certification:

              "The undersigned as _____________ of ____________ certifies that the financial information contained in the financial statement dated _________, is true and complete as of this date. This statement is provided to Bank of America, N.A. (the "Bank") as agent for the Lenders set forth in the Third Amended and Restated Agency Agreement dated March 14, 2000 as amended, restated or substituted from time to time for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Bank may rely on this information".

       Section 7.2  Taxes and Claims

       Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, the Borrowers shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

       Section 7.3  Legal Existence

       Maintain their existence as limited partnership or limited liability companies in good standing in the states of their formation and in each jurisdiction where they are required to register or qualify to do business.

       Section 7.4  Conduct of Business and Compliance with Laws

       Do or cause to be done all things necessary to obtain, enter into, preserve and to keep in full force and effect its material rights and its trade names, patents, trademarks and Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable) as contemplated by the Borrowers, engage in and continue to engage substantially only in the business of owning and operating an adult assisted living facility (or independent living facility, as applicable) and related services in compliance with all applicable laws of the state in which the applicable Facility is located or any other Governmental

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

Authority having jurisdiction over such Facility, and comply with all applicable Laws, including, without limitation, regulations issued under the Omnibus Budget Reconciliation Act of 1987 (OBRA'87) (Pub.L.No. 100-203), as amended, and observe the valid requirements of Governmental Authorities, and perform the terms of all Participation Agreements to which it is a party, the noncompliance with or the nonobservance of which might materially interfere with the performance of its Obligations or the proper or prudent conduct of its business or the applicable Property. In addition, the Borrowers covenant and agree that they will:

              (a) obtain and maintain in full force and effect all Licenses necessary to the acquisition and/or ownership and/or operation of each Facility including, without limitation, Licenses and other approvals related to the storage, dispensation, use, prescription and disposal of drugs, medications and other "controlled substances" and, to the extent offered by the Borrowers, the maintenance of cafeteria and other food and beverage facilities or services;

              (b) administer, maintain and operate (or will cause to be administered, maintained and operated) each Facility as a revenue-producing assisted living facility (or independent living facility, as applicable);

              (c) to the extent the Borrowers participate in any such programs, maintain and operate each Facility to meet the standards and requirements and to provide healthcare of such quality and in such manner as would enable the Borrowers to participate in, and provide services in connection with, recognized medical and healthcare insurance programs;

              (d) obtain, maintain and comply with all conditions for the continuance of, all Licenses, including without limitation, Licenses which may at any time be required by the state in which the applicable Facility is located or other appropriate governmental entity, necessary or desirable for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable); and

              (e) to the extent the Borrowers presently participate or in the future will participate in such programs, obtain, maintain and comply with all conditions for the continuance of certification from each applicable Governmental Authority that the Borrowers meet all conditions for participation in the Medicare and Medicaid programs.

       Section 7.5  Use of Proceeds

       Use the proceeds of the Loan for the purpose or purposes set forth in Recital E above and Section 8.1 Borrowings and Section 8.14 Distributions to Partners herein and, without the prior written consent of the Administrative Agent for no other purpose or purposes.

       Section 7.6  Insurance

       Provide or cause to be provided to the Administrative Agent and maintain in full force and effect at all times during the term of the Loan, such policies of insurance as may be required by the terms of the Financing Documents from a company or companies, and in form and

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

amounts satisfactory to the Administrative Agent including, by way of example and not by way of limitation, at least the following:

              (a) During any period of construction in or on an Eligible Project, "builder's risk" insurance, including vandalism and malicious mischief and collapse endorsements in amounts not less than the replacement cost of the Improvements being constructed or of the Property and naming the Administrative Agent on behalf of the Lenders as a loss payee in the mortgagee clause thereof;

              (b) Casualty or physical damage insurance coverage for each Eligible Project affording protection against loss or damage by fire or other hazards covered by the standard all-risk fire and hazard insurance policy with "extended coverage" endorsement and such other risks as shall be customarily covered with respect to projects similar in construction, location and use as the Property, or as the Administrative Agent may from time to time otherwise require in amounts necessary to prevent the application of any co-insurance provisions of any applicable policies up to an amount not less than the greater of the full insurable value of the Improvements (as defined in the Deed of Trust) or the aggregate principal amount of the Obligations; no policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise; the term "full insurable value" means the actual replacement cost of the Property (as defined in the Deed of Trust) (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items); and as to Eligible Projects naming the Administrative Agent on behalf of the Lenders as loss payee in the mortgagee clause thereof;

              (c) General public liability insurance in amounts usually carried by similar operations against claims for bodily injury or death and property damage insurance for claims for damage to property (including loss of use) occurring upon, in or about the Property naming the Administrative Agent on behalf of the Lenders as loss payee thereunder, with such insurance to afford protection to the limit of not less than $5,000,000 for the aggregate of all occurrences during any given annual policy period for each Eligible Project;

              (d) Workers' compensation insurance in accordance with the requirements of applicable law or regulation naming the Administrative Agent on behalf of the Lenders as loss payee thereunder;

              (e) Business interruption insurance naming the Lenders as additional insureds with respect to each Facility once a certificate of occupancy has been issued for such Facility in an amount equal to at least twelve (12) months' debt service on the applicable Loan; and

              (f) To the extent that healthcare professionals are employed by any of the Borrowers or the Management Company, medical liability, malpractice and other healthcare professional liability insurance protecting the Borrowers and its employees against claims arising from the professional services performed by the Borrowers or the Management Company and their employees with limits of (i) not less than One Million Dollars ($1,000,000.00) with respect to injury or death for each person or occurrence, and (ii) not less than Three Million Dollars

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

($3,000,000.00) in the aggregate for claims made for injury or death in any one year, and an umbrella policy insuring against such liability in an aggregate amount of Five Million Dollars ($5,000,000.00). In addition, the Borrowers shall ensure that all healthcare providers with whom any of the Borrowers contracts to provide services at any Facility are insured against claims arising from such services with limits as set forth in clauses (i) and (ii) above.

       The Borrowers shall file with the Administrative Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Each policy of insurance shall (A) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Administrative Agent and which are qualified or authorized by the laws of the state in which the applicable Facility is located to assume the risk covered by such policy, (B) with respect to the insurance described under the preceding subsections (a),
(b) and (f) have attached thereto standard noncontributing, non-reporting mortgagee clauses in favor of and entitling the Lenders without contribution to collect any and all proceeds payable under such insurance, (C) provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Administrative Agent, and (D) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act of negligence of any of the Borrowers which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to the provisions of a Deed of Trust, the Borrowers shall promptly pay all premiums when due on such insurance and, not less than ten (10) days prior to the expiration date of each such policy, the Borrowers will deliver to the Administrative Agent a renewal policy or policies marked "premium paid" or other evidence of payment satisfactory to the Administrative Agent. The Borrowers will immediately give the Administrative Agent notice of any cancellation of, or change in, any insurance policy. The Lenders shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

       Section 7.7  Flood Insurance

       If required by applicable law or regulation, provide or cause to be provided to the Administrative Agent a separate policy of flood insurance in the aggregate amount of the applicable Loan or the maximum limit of coverage available with respect to the Property, whichever is the lesser, from a company or companies satisfactory to the Administrative Agent and written in strict conformity with the Flood Disaster Protection Act of 1973, as amended, and all applicable regulations adopted pursuant thereto. In the event that flood insurance is not required by applicable law or regulation to be provided in connection with the applicable Loan or is not otherwise available with respect to the Property, the Borrowers shall supply the Administrative Agent with written evidence, in form and substance satisfactory to the Administrative Agent, to that effect. Any such policy shall provide that the policy may not be surrendered, canceled or substantially modified (including, without limitation, cancellation for

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nonpayment of premiums) without at least thirty (30) days' prior written notice to any and all insureds named therein, including the Lenders.

       Section 7.8  Maintenance of Properties

       Keep its properties, whether owned in fee or otherwise, or leased, including, without limitation, all of the Property, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to its properties or business or any part thereof.

       Section 7.9  Maintenance of the Collateral

       Not permit anything to be done to the Collateral which may impair the value thereof. Any of the Lenders or an agent designated by such Lender, shall be permitted to enter the premises of any of the Borrowers and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and the Borrowers hereby release the Lenders from, all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Receivables or to preserve any rights against any other party with an interest in the Collateral.

       Section 7.10  Other Liens, Security Interests, etc.

       Keep the Collateral and the Property free from all liens, security interests and claims of every kind and nature, other than Permitted Liens; provided, the Borrowers may lease office Equipment and other Equipment in the used in normal course of its business for the operation of a Facility provided the total implied cost of such leased Equipment at any Eligible Project shall not exceed $75,000 at any one time.


       Section 7.11  Defense of Title and Further Assurances

       At its expense defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Administrative Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend any lien or security interest granted to the Lenders under this Agreement or any of the Security Documents and its priority. The Borrowers shall pay to the Administrative Agent, on demand all taxes, costs and expenses incurred by any of the Lenders, in connection with the preparation, execution, recording and filing of any such document or instrument.

       Section 7.12  Subsequent Opinion of Counsel as to Recording Requirements

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       Provide to the Administrative Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which any of the Borrowers have complied to maintain the liens and security interests in favor of the Lenders in the Collateral in the event that the Borrowers shall transfer its principal place of business or the office where it keeps its records pertaining to the Accounts and Receivables.

       Section 7.13  Books and Records

       Keep and maintain accurate books and records, make entries on such books and records in form reasonably satisfactory to the Administrative Agent disclosing the Lenders' assignment of, and security interest in and lien on, the Collateral and all collections received by the Borrowers on its Accounts, furnish to the Administrative Agent promptly upon request such information, reports, contracts, invoices, lists of purchases of Inventory (showing names, addresses and amount owing) and other data concerning Account Debtors and the Borrowers' Accounts and Inventory and all contracts and collection(s) relating thereto as the Administrative Agent may from time to time specify, unless the Administrative Agent shall otherwise consent in writing, keep and maintain all such books and records mentioned in (a) above only at the addresses listed in EXHIBIT D, and permit any person designated by any of the Lenders to enter the premises of the Borrowers and examine, audit and inspect the books and records at any reasonable time and from time to time.

       Section 7.14  Collections

       Until such time as the Administrative Agent shall notify the Borrowers of the revocation of such privilege following an Event of Default, at its own expense have the privilege for the account of and in trust for the Lenders of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts including (i) the billing, posting and maintaining of complete records applicable thereto, and
(ii) the taking of such action with respect to such Accounts as the Administrative Agent may reasonably request or in the absence of such request, as the Borrowers may deem advisable; and in its discretion, grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account. The Administrative Agent may, at its option but solely in accordance with applicable law, at any time or from time to time after the occurrence of an Event of Default hereunder, revoke the collection privilege given to the Borrowers herein by either giving notice of its assignment of, and lien on the Collateral, subject to the provisions of
Section 3.1 Collateral hereof, to the Account Debtors or giving notice of such revocation to the Borrowers.

       Section 7.15  Notice to Account Debtors and Escrow Account

       In the event that (a) a Default or an Event of Default exists, or (b) demand has been made for any or all of the Obligations, promptly upon the request of the Administrative Agent in such form and at such times as reasonably specified by the Administrative Agent, give notice of the

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Lenders' lien on the Accounts to the Account Debtors requiring those Account
Debtors which are permitted by applicable law to make payments thereon directly to the Administrative Agent.

       Section 7.16  Business Names

       Immediately notify the Administrative Agent of any change in the name or names under which they conduct their business.

       Section 7.17  ERISA

       With respect to any pension plan which any of the Borrowers and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future, that: (a) such bonding as is required under ERISA Section 412 will be maintained; (b) as soon as practicable and in any event within 15 days after any of the Borrowers or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, the Borrowers will deliver to the Administrative Agent a certificate signed by its chief financial officer setting forth the details of such "reportable event";
(c) neither the Borrowers nor any Commonly Controlled Entity will: (i) engage in or permit any "prohibited transaction" (as defined in ERISA Section 406 or Code Section 4975) to occur; (ii) cause any "accumulated funding deficiency" as defined in ERISA Section 302 and/or Code Section 412; (iii) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrowers pursuant to ERISA Section 4068; (iv) terminate or consent to the termination of any multiemployer plan; (v) incur a complete or partial withdrawal with respect to any multiemployer plan within the meaning of ERISA Sections 4203 and 4205; and (d) within 15 days after notice is received by any of the Borrowers or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA Section 4241, the Borrowers will notify the Administrative Agent to that effect. Upon the Administrative Agent's request, the Borrowers will deliver to the Administrative Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA Section 3(35).


       Section 7.18  Change in Management

       Notify the Administrative Agent in advance of any change of the Management Company for any Facility.

       Section 7.19  Management

       (a) Subject to the terms of (i) the Management Fee Subordination Agreement by and among SEAL, SALMI and the Administrative Agent dated December 23, 1997 as amended and confirmed pursuant to the Confirmation of and Amendment to Security Documents dated July 29, 1999 or (ii) any Management Fee Subordination Agreement signed in connection with a Facility Closing (individually or collectively, the "Management Fee Subordination Agreement"), the Borrowers shall cause SALMI to agree to subordinate payment of any and all management fees under, or in connection with, the Management Agreement (the "Management Fees") to

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payment of the Obligations, in accordance with the terms and conditions of one or more subordination agreements in form and content acceptable to the Administrative Agent in its reasonable discretion, and not amend, restate, supplement, terminate, cancel or otherwise modify any of the terms or conditions of such Management Agreement, in any material respect, without the prior written consent of the Administrative Agent, and (b) terminate the Management Agreement upon receipt of notice from the Administrative Agent directing the Borrowers to terminate the Management Agreement after the occurrence of an Event of Default, and, if requested to do so by the Administrative Agent, enter into a management agreement for the management of any Facility with an independent manager. The Management Agreement shall be approved in writing by the Administrative Agent prior to execution. A fully executed copy of the Management Agreement shall be delivered to the Administrative Agent by the Borrowers promptly after it is signed.

       Section 7.20  Surveys

       Upon the Administrative Agent's request from time to time as construction of a Facility progresses and upon the completion of the construction of the Improvements, the Borrowers shall furnish the Administrative Agent with a Survey with a current certification to the Administrative Agent by a registered land surveyor of the jurisdiction in which the Land is located. At any time the Borrowers are required to furnish a Survey to the Administrative Agent pursuant to the terms of this Agreement, the Borrower shall also furnish an original print thereof to the title insurance company and such Survey shall not be sufficient for the purposes of this Agreement unless and until the title insurance company shall advise the Administrative Agent, by endorsement to the title insurance policy or otherwise, that the Survey discloses no violations, encroachments or other variances from applicable set-backs or other restrictions except such as the Administrative Agent and its counsel shall approve.




       Section 7.21  Inspections; Cooperation; Payment of Inspecting Engineer

       The Borrowers shall permit the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) to enter upon any of the Land, to inspect the Improvements and any and all materials to be used in connection with the development of any of the Land and/or the construction of the Improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of the Borrowers relating thereto and to discuss the affairs, finances and accounts pertaining to any Facility and any of the Improvements with representatives of the Borrowers. The Borrowers shall at all times cooperate and cause the General Contractor and each and every one of its subcontractors and materialmen to cooperate with the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) in connection with or in aid of the performance of the Administrative Agent's or Lenders' functions under this Agreement. The reasonable fees of any Inspecting Engineer engaged or employed by the

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

Administrative Agent in connection with or in aid of the performance of the Administrative Agent's or the Lenders' functions under this Agreement shall be paid by the Borrowers.

       Section 7.22  Vouchers and Receipts

       The Borrowers shall furnish to the Administrative Agent, promptly on demand, any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which any of the Borrowers has any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into any of the Improvements. The Borrowers shall furnish to the Administrative Agent, promptly on demand, a verified written statement, in such form and detail as the Administrative Agent may require, showing all amounts paid for labor and materials and all items of labor and materials furnished or to be furnished for which payment has not been made and the amounts to be paid therefor.

       Section 7.23  Payments for Labor and Materials

       The Borrowers shall pay when due all bills for services or labor performed and materials supplied in connection with the development of the Land and the construction of the Improvements. In the event any mechanics' lien or other lien or encumbrance shall be filed or attached against the Property without the prior written consent of the Administrative Agent in each instance, the Borrowers covenant and agree that, within thirty (30) days after receipt of notice from any source of the filing of such lien, the Borrowers will promptly discharge the same by payment or filing bond or otherwise as permitted by law; and if the Borrowers fail to do so, the Administrative Agent may, at its option, in addition to, and not in limitation of, all other rights and remedies of the Administrative Agent in the Event of Default by the Borrowers, and without regard to the priority of said mechanics' lien or other lien or encumbrance, pay the same, and all amounts expended by the Administrative Agent for such purpose shall constitute loans to the Borrowers and shall be secured by the Deed of Trust and the other Financing Documents, and be due and payable forthwith by the Borrowers to the Administrative Agent with interest thereon at the Reimbursement Rate provided for in the Deed of Trust.

       Section 7.24  Correction of Construction Defects

       Promptly following any demand by the Administrative Agent, the Borrowers shall correct or cause the correction of any structural defects in the Improvements and any material departures or deviations from the Plans and Specifications, as determined by the Administrative Agent in its sole but reasonable discretion, not approved in writing by the Administrative Agent.

       Section 7.25  Fees and Expenses; Indemnity

       Pay all reasonable fees, charges, costs and expenses required to satisfy the conditions of the Financing Documents. The Borrowers shall hold the Lenders harmless and indemnify the Lenders against all claims of brokers and "finders" arising by reason of the execution and delivery of the Financing Documents or the consummation of the transaction contemplated hereby.

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       Section 7.26  Governmental Surveys or Inspections

       Furnish to the Administrative Agent upon its request, within thirty (30) days of receipt thereof, copies of any and all annual surveys or inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility.

       Section 7.27   Cost Reports

       Prepare and file all applicable cost reports to all third-party payors, if any, to the extent required by any such third-party payor and, within thirty
(30) days thereafter, notify the Administrative Agent of any settlement of any cost report disclosed to the Administrative Agent as being open or unsettled as of the Closing Date to the extent any such cost report would have a materially adverse effect on the Borrowers.

       Section 7.28  Updated Appraisals

       In addition, the Administrative Agent shall have the right but not the obligation to require annual updated appraisals of any or all the Property and the Facilities, which appraisals shall be prepared by an appraiser or appraisers designated by the Administrative Agent and shall be in all respects reasonably acceptable to the Administrative Agent which appraisals shall include, if deemed necessary by the Administrative Agent, in its reasonable discretion, updated discounted cash flow analysis, inspections of and commentary on the physical status of the applicable Facility and an engineering review. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Administrative Agent in all material respects. The release of such appraisal reports by the Administrative Agent to the Borrowers shall be at the Administrative Agent's sole option if the Borrowers have not paid the cost of such appraisal. If the Borrowers have paid the cost of the appraisal, a copy of the appraisal will be provided to the Borrowers upon their signing of the Administrative Agent's standard appraisal release letter provided an Event of Default has not occurred and is not continuing. The Borrowers shall reimburse the Administrative Agent upon demand for all costs and expenses incurred by any of the Lenders with respect to the preparation and review of all future appraisals required pursuant to the terms hereof, if either (i) such appraisal is required by law or banking regulation, (ii) an event of default has occurred under the Financing Documents, or (iii) the Administrative Agent has reason to believe a change in value has occurred in the Facility being appraised due to an adverse change in the Facility's occupancy status or operating performance.

       Section 7.29 Notification of Certain Events, Events of Default and Adverse Developments

       Promptly give written notice to the Administrative Agent who will forward a copy of the notice to the Lenders upon obtaining knowledge of the occurrence of any of the following:

              (a)    any Event of Default under the Financing Documents;

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

              (b) any event, development or circumstance whereby the financial statements furnished under the Financing Documents fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Borrowers;

              (c) any judicial, administrative or arbitral proceeding pending against any of the Borrowers or any judicial or administrative proceeding known by the Borrowers to have been threatened against any of them in a written communication which threatened proceeding, if adversely decided, could cause a Material Adverse Change in any of the Borrowers;

              (d) the revocation, suspension, probation, restriction, limitation or refusal to renew, or any administrative procedure then in process for the revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License, or the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew or any administrative procedure then in process for any participation or eligibility in any third party payor program in which any of the Borrowers elects to participate, including, without limitation, Medicare, Medicaid or other private insurer programs or any accreditation of any of the Borrowers, or the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any Governmental Authority, or the assessment or pending assessment, of any civil or criminal penalties by any Government Authority, any third party payor or any accreditation organization or Person, which could materially adversely affect the financial condition or operations of any of the Borrowers or an Affiliate (present or prospective) as determined by the Administrative Agent, in its sole but reasonable discretion;

              (e) any action, including, but not limited to, the filing of any certificate of need application if required by law, the amendment of any facility license or certification, or the issuance of any new license or certification for any Facility, under which any of the Borrowers proposes (i) to develop a new facility or service and/or (ii) eliminate, materially expand or materially reduce any service;

              (f) any actual contingent liability or a potential contingent liability threatened or noticed in a written communication to any of the Borrowers of $50,000 or more per Facility;

              (g) any other development in the business or affairs of the Borrower results in a Material Adverse Change; and

              (h) in each case listed in clauses (a) through (g), inclusive, of this Section describing in detail satisfactory to the Administrative Agent the nature thereof and, in the case, if any, of notification under clause (a), the action the Borrowers propose to take with respect thereto or a statement that the Borrowers intend to take no action and an explanation of the reasons for such inaction. In addition, the Borrowers will furnish to the Administrative Agent immediately after receipt thereof copies of all administrative notices material to Borrowers' business and operation of any Facility and all responses by or on behalf of the Borrowers with respect to such administrative notices.

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       Section 7.30  Compliance with Environmental Laws

       If any Hazardous Materials are used, present or generated on any real property owned or controlled by any of the Borrowers or for which any of the Borrowers are responsible, such Borrower shall use, process, distribute, handle, maintain, treat, store, dispose of and transport such substance in compliance with all applicable laws, including, but not limited to, those regulating PCB's, underground storage tanks, radon and medical waste tracking, as well as any laws that are enacted after the date of this Agreement.

       Section 7.31  Hazardous Materials; Contamination

       (a) Give notice to the Administrative Agent within five (5) Banking Days of any of the Borrowers' acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by any of the Borrowers or for which any of the Borrowers is responsible or of any Hazardous Materials Contamination with a full description thereof, except for reasonable quantities of necessary supplies for use by the Borrowers in the ordinary course of their current line of business and stored, used and disposed of in accordance with applicable Laws; (b) promptly comply with any laws requiring special handling, maintenance, servicing, removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Administrative Agent upon request with satisfactory evidence of such compliance; (c) provide the Administrative Agent, within thirty (30) days after a demand by the Administrative Agent, with a bond, letter of credit or similar financial assurance evidencing to the Administrative Agent's satisfaction that funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any lien which may be established as a result thereof on any property owned, operated or controlled by any of the Borrowers or for which any of the Borrowers are responsible; and (d) defend, indemnify and hold harmless the Lenders and each of their agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned, operated, controlled or managed by any of the Borrowers for which any of the Borrowers are responsible for any Hazardous Materials Contamination.

       Section 7.32  Participation in Reimbursement Programs

       In the event any of the Borrowers elects to participate in any or all plans and/or programs for third party payment and/or reimbursement, and the revenues derived from a single plan or program exceed ten percent (10%) of the gross revenues of the applicable Facility, such Borrower will continue its participation in any and all such plans and/or programs for third party payment and/or reimbursement from, and claims against, private insurers or programs for payment and/or reimbursement from federal, state and local governmental agencies and/or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid and Medicare and the Veterans Administration (as determined by the Borrowers in the good faith exercise of their prudent and commercially reasonable business judgment). While participating in such plans, the Borrowers shall comply with any and all rules, regulations, standards, procedures

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

and decrees necessary to maintain the Borrowers' participation in any such third party payment or reimbursement program or plan.

       Section 7.33  Minimum Pool A Projects

       At least 83% of the number of Eligible Projects being included in the calculation of the Borrowing Base at any one time shall qualify as Pool A Projects.

       Section 7.34  Subordination of Distributions and Management Fees

       Subordinate, and cause the partners or members of each of the Borrowers to subordinate, all distributions of the Borrowers to principal and interest payments on the Loan; provided, however, that the Borrowers may pay distributions to partners or members of the Borrowers in accordance with
Section 8.14 Distributions to Partners prior to the occurrence of an Event of Default and so long as the payment of any such distributions will not result in the occurrence of an Event of Default. Subordinate the payment of management fees with respect to each Facility pursuant to the terms of all Management Fee Subordination Agreement (as the same may be modified from time to time) by and among any of the Borrowers, the Administrative Agent and the Management Company.

       Section 7.35  Depository Bank

       The Borrowers shall maintain its primary operating accounts, including those accounts containing the Liquid Assets, if any required pursuant to
Section 8.14 Distributions to Partners




with the Administrative Agent or one of the other Lenders; provided that such Lender shall agree that it will exercise any right of set-off against such account to pay the Obligations (unless the exercise of such right would prejudice other remedies of the Lenders in any jurisdiction) prior to applying them to any other indebtedness owed to such Lender and provided such Administrative Agent or other Lender pays commercially competitive rates on the Borrowers' funds.

       Section 7.36  Copies of Notices

       Promptly following the giving or receipt by any of the Borrowers of any notice given to or received from the General Contractor or any subcontractor or materialman with respect to the Property, if such notice concerns any default or failure to perform by any party, or relates to any matter requiring the Administrative Agent's or the Lenders' approval under this Agreement, the Borrowers shall forward to the Administrative Agent copies of any such notice.

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       Section 7.37  Commencement of Occupancy

       The first resident of a Completed Facility shall take occupancy within sixty (60) days of the issuance of the occupancy permit for such Facility.

       Section 7.38  Removal of Eligible Project from Borrowing Base

       If the Borrowers elect either to exclude an Eligible Project from the calculation of the Borrowing Base without releasing the Lien of the applicable Deed of Trust or Lien on the related Collateral or to resume including such Eligible Project in the calculation of the Borrowing Base, the Borrowers shall so notify the Administrative Agent in writing in advance and shall immediately submit a revised Borrowing Base Report. In connection with any such removal, the Borrowers shall pay down the Credit Facility if a Borrowing Base Deficiency if thereby created. If an Eligible Project is excluded from the Borrowing Base at Borrowers' election, such Eligible Project shall not be required to comply with any covenants hereunder while it is so excluded.

                                  ARTICLE VIII

                         NEGATIVE COVENANTS OF BORROWER

       Until payment in full and the performance of all of the Obligations, without the prior written consent of the Administrative Agent as permitted pursuant to the Agency Agreement, the Borrowers will not directly or indirectly:

       Section 8.1  Borrowings

       Create, incur, assume or suffer to exist any liability for borrowed money other than the Credit Facility, Equipment leases permitted by the terms of this Agreement or unsecured loans from Affiliates which are fully subordinated (either by their terms or by separate written agreement) to the Credit Facility and bearing interest at a rate no higher than that then applicable to the Credit Facility; provided, however, so long as no Event of Default has occurred or will occur upon the payment of interest on such indebtedness under the Financing Documents, the Borrowers may make scheduled payments of interest on such debt and may, with the prior written consent of the Administrative Agent, use proceeds of the Loan to make payments on such loans from Affiliates if the loans were for the purpose of financing the acquiring or constructing an Eligible Project.

       Section 8.2  Deeds of Trust and Pledges

       Create, incur, assume or suffer to exist any deed of trust, mortgage, pledge, Lien or other encumbrance of any kind upon, or any security interest in, any of its property or assets, including the Collateral, whether now owned or hereafter acquired.

       Section 8.3  Sale or Transfer of Assets

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       Directly or indirectly enter into any arrangement whereby any of the
Borrowers shall sell, lease, transfer, assign or otherwise dispose of more than $50,000 of assets in connection with any Eligible Project in any one year other than (a) sales or other disposition of assets in the ordinary course of business for value, provided the proceeds thereof are used to pay down one or more of the Loans or the asset sold or disposed of is replaced by one of equal or greater value or (b) the transfer of an Eligible Project or the sale of an Eligible Project, in either case, in which case the Borrowing Base will be reduced by the availability attributed to such Facility.

       Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc.

       The Borrowers shall not, without the prior written consent of the Administrative Agent, create or permit to be created or remain with respect to any of the Property or any part thereof or income therefrom, any mortgage, pledge, lien, encumbrance or charge, or security interest, or conditional sale or other title retention agreement, whether prior or subordinate to the lien of the Financing Documents, other than in connection with the Financing Documents or as otherwise provided or permitted therein. Except for any grant, conveyance, sale, assignment or transfer in the ordinary course of the Borrowers' business and which is specifically conditioned upon the release of record of the lien of the Deed of Trust and the other Financing Documents as to that portion of the Property granted, conveyed, sold, assigned or transferred, the Borrowers shall not, without the prior written consent of the Administrative Agent, make, create, permit or consent to any conveyance, sale, assignment or transfer of any of the Property or any part thereof, other than in connection with the Financing Documents or as otherwise provided or permitted therein.

       Section 8.5  Advances and Loans

       Make loans or advances to any Person, including, without limitation, Affiliates, partners and employees of the Borrowers.




       Section 8.6  Contingent Liabilities

       Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit and collection or similar transactions in the ordinary course of business.

       Section 8.7  Licenses

       Allow any Licenses, permit, right, franchise or privilege necessary for the ownership or operation of any Facility for the purposes for which any Facility is intended to be used to lapse, be suspended or be forfeited unless solely due to administrative delay by the licensing authority.

       Section 8.8  ERISA Compliance

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

       (a) Restate or amend any Plan established and maintained by the Borrowers or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code; (b) permit any partners of the Borrowers or any Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of the Borrowers or any Commonly Controlled Entity under the Code; (c) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction; (d) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (e) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of the Borrowers or any Commonly Controlled Entity pursuant to Section 4068 of ERISA; (f) fail to notify the Administrative Agent that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; (g) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; or
(h) fail to notify the Administrative Agent that notice has been received from the administrator of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

       Section 8.9  Transfer of Collateral

       Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that the Borrowers may transfer the Collateral or the books and records related thereto to another location if the Borrowers shall have provided to the Administrative Agent prior to such transfer an opinion of counsel addressed to the Administrative Agent to the effect that the Lenders' perfected security interest shall not be affected by such move or if it shall be affected, setting forth the steps necessary to continue the Lender's perfected security interest together with the commencement of such steps by the Borrowers at its expense.

       Section 8.10  Sale of Accounts or Receivables

       Sell, discount, transfer, assign or otherwise dispose of any of its Accounts or Receivables of any Facility, such as accounts receivable, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

       Section 8.11  Amendments; Terminations

       Amend or terminate or agree to amend or terminate any License, the Management Agreement, or any participation agreement which exceeds 10% of the gross revenue of the applicable Facility, or except in the ordinary course of business any other Management Contracts and Operating Agreements which may have been entered into by the Borrowers with respect to

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any Facility and which exceeds 10% of its gross revenue, or consent to or waive any material provisions thereof.

       Section 8.12  Prohibition on Hazardous Materials

       Place, manufacture or store or permit to be placed, manufactured or stored, any Hazardous Materials on any property owned, controlled or operated by the Borrowers or any Wholly Owned Subsidiary or for which the Borrowers or any Wholly Owned Subsidiary is responsible, except for reasonable quantities of necessary supplies for use by the Borrowers or any Wholly Owned Subsidiary in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws.

       Section 8.13  Subsidiaries

       Create or otherwise acquire any subsidiaries other than Wholly Owned Subsidiaries which are Additional Borrowers.

       Section 8.14  Distributions to Partners or Members

              (a) Make any distributions of net operating income to partners or members of any of the Borrowers unless no Event of Default exists, and at such time or times as the Borrowers have on a consolidated basis, both before and after the distribution, at least $5,000,000 in Liquid Assets plus, at such time or times as ten (10) or more of the Eligible Projects are not a Stabilized Facilities, the Borrowers shall have on a consolidated basis an additional $5,000,000 in Liquid Assets; provided, however, that after deducting the amount of such distribution from the EBITDA (the "Adjusted EBITDA") of the Stabilized Facilities in the aggregate, the Borrowers' consolidated ratio of Adjusted EBITDA to Debt Service for the Stabilized Facilities in the aggregate shall not be less than 1.0 to 1.0. For the purposes of computing EBITDA and Debt Service, the period measured shall be on a rolling four-quarters basis. Distributions may be made only within thirty (30) days of the end of a fiscal quarter.

              (b) Make a distribution to partners or members of any of the Borrowers from proceeds of the Loan as a repayment of equity in an Eligible Project unless the Borrowers give advance written notice to the Administrative Agent of the amount of such proposed distribution and the Administrative Agent acknowledges in writing the availability of equity to make such a distribution.

       Section 8.15  Mergers or Acquisitions

       Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation except to acquire a Wholly Owned Subsidiary.

       Section 8.16  Partnership Interests

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       Repurchase, redeem or retire any partnership or membership interest any of in the Borrowers.

       Section 8.17  Impairment of Security

       The Borrowers shall take no action which shall impair in any manner the value of any of the Property or the validity, priority or security of any Deed of Trust.

       Section 8.18  Conditional Sales

       The Borrowers shall not incorporate in the Improvements any property acquired under a conditional sales contract, or lease, or as to which the vendor retains title or a security interest, without the prior written consent of the Administrative Agent.

       Section 8.19  Changes to Plans and Specifications

       After review and approval of a Total Development Budget by the Administrative Agent, the Borrowers shall not permit any change order increasing the price of the Improvements for an Eligible Project by more than $50,000 for any one change order or by more than 10% of the total hard cost portion of the Total Development Budget in the aggregate or materially altering the scope of the Improvements, without the prior written consent of the Administrative Agent which consent will not be unreasonably withheld and provided such changes will not cause the Facility not to qualify as a Pool A Project.




       Section 8.20  Construction Contract; Construction Management

       The Borrowers shall not execute any contract or agreement or become a party to any arrangement for the construction of any Improvements or for construction management services with respect to any Property without the prior written consent of the Administrative Agent.

                                   ARTICLE IX

                               EVENTS OF DEFAULT

       The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

       Section 9.1  Failure to Pay and/or Perform the Obligations

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       The Borrowers shall fail to (a) make any payment of interest on the
Note, or (b) pay any of the other Obligations including but not limited to the Expense Payments and Liquidation Costs and such failure continues for more than five (5) calendar days after notice thereof by the Administrative Agent, except with regard to payment of (a) any Borrowing Base Deficiency which shall be due as provided in Section 2.1 The Loan hereof, and (b) amounts due at maturity for which no notice or cure period shall be required to be given.

       Section 9.2  Breach of Representations and Warranties

       Any material representation or warranty made in this Agreement or in any report, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

       Section 9.3  Failure to Comply with Covenants

       Default shall be made by the Borrowers in the due observance and performance of any covenant, condition or agreement contained in Article VII hereof (except for Section 7.8 Maintenance of Properties, Section 7.9 Maintenance of the Collateral, Section 7.10 Other Liens, Security Interests, etc., Section 7.17 ERISA) or in ARTICLE VIII hereof.

       Section 9.4  Failure to Comply with Books and Records

       Default shall be made by the Borrowers in the due observance or performance of Section 7.13 Books and Records, which default shall remain unremedied, and the Borrowers shall cure such default promptly, but in no event more than ten (10) days after written notice thereof to the Borrowers by the Administrative Agent.

       Section 9.5  Other Defaults

       Default shall be made by the Borrowers in the due observance or performance of any other term, covenant or agreement other than as set forth in this Article IX, which default shall remain unremedied for more than thirty
(30) days after written notice thereof to the Borrowers by the Administrative Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) the Borrowers institute corrective action within the thirty (30) day period and (c) the Borrowers diligently pursue such action and complete the cure within ninety (90) days.

       Section 9.6  Default Under Other Financing Documents

       A Default shall occur under any of the other Financing Documents, and such Default is not cured within any applicable grace period provided therein.

       Section 9.7  Receiver; Bankruptcy

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       An Act of Bankruptcy occurs with respect to the Borrowers or any of the
Borrowers becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an Act of Bankruptcy is filed or commenced against any of the Borrowers, the same shall not constitute an Event of Default if such proceeding is dismissed within sixty (60) days from the date of such Act of Bankruptcy.

       Section 9.8  Judgment

       Any judgment against any of the Borrowers of $250,000 or more or any attachment or other levy against any property of any of the Borrowers remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days after the same shall have been issued.

       Section 9.9  Execution; Attachment

       Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

       Section 9.10  Default Under Other Borrowings

              (a) Default which continues beyond any applicable grace period shall be made under any obligation of or guaranteed by any of the Borrowers equal to or greater than $250,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity.

              (b) Default shall be made under any obligation equal to or greater than $1,000,000 of a consolidated Affiliate, which is otherwise non-recourse to the Borrowers if the holder or obligee of such obligation has commenced action on any of the remedies available to it under the obligation.

       Section 9.11  Material Adverse Change

       If the Administrative Agent in its reasonable discretion determines that a Material Adverse Change has occurred in the financial condition of any of the Borrowers; provided, however, that such Default may be cured if only one Borrower is affected, such Borrower owns only one Eligible Project and such Eligible Project is excluded from the calculation of the Borrowing Base.

       Section 9.12  Impairment of Position

       If the Administrative Agent in its reasonable discretion determines that an event has occurred which impairs the prospect of payment of the Obligations and/or the value of the Facilities or the Collateral.

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

       Section 9.13  Change in Status or Ownership

       Any of the Borrowers is dissolved, merged, consolidated or reorganized, or any change occurs in the ownership of any of the Borrowers or any Subsidiary without the prior written consent of the Administrative Agent.

       Section 9.14  Zoning

       Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of any of the Property or a part thereof, such that the use of any of the Property, as specified herein, would be in material violation of such restriction or zoning change unless the Borrowers exclude the affected Eligible Project from the calculation of the Borrowing Base.

       Section 9.15  Change in Management

       The Management Agreement is terminated without the prior written consent of the Administrative Agent.

       Section 9.16  Licenses

       The involuntary, imposed or required revocation, suspension, probation, restriction, limitation or refusal to renew, or the pending revocation, suspension, probation, restriction, limitation, of, or refusal to renew, of any License; other than in the ordinary course of business or to the extent that the Borrowers deem such action to be, in the exercise of prudent business judgment, in the best interest of Borrowers, the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which the Borrowers elect to participate, including, without limitation, the Medicaid or Medicare programs; or the issuance or pending issuance of any License for a period of less than twelve (12) months as a consequence of any sanctions imposed by any Governmental Authority; or the assessment or pending assessment, of any civil or criminal penalties by any Governmental Authority, any third party payor or any accreditation organization or person. Without limiting the generality of the foregoing, the failure of the Borrowers to obtain an operating license for any Facility within sixty (60) days of the issuance of the certificate of occupancy for such Facility.

       Section 9.17  Damage to Improvements

       At any time prior to the issuance of a certificate of occupancy or completion therefor, any of the Improvements are substantially damaged or destroyed by fire or other casualty and the Administrative Agent determines in good faith that such Improvements cannot be restored and completed in accordance with the terms and provisions of the Deed of Trust unless the Borrowers exclude the affected Eligible Project from the Borrowing Base.

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

       Section 9.18  Disclosure of Contractors

       The Borrowers shall fail to disclose to the Administrative Agent, upon demand, the names of all persons with whom the Borrowers have contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

       Section 9.19  Mechanic's Lien

       A lien for the performance of work or the supply of materials which is perfected against any of the Land remains unsatisfied or un-bonded or for which no other arrangements satisfactory to the Administrative Agent have been made for a period of thirty (30) days after notice to the Borrowers from any source of the filing of such Lien unless the Borrowers exclude the affected Eligible Project from the Borrowing Base.

       Section 9.20  Survey Matters

       Any Survey required by the Lenders during the period of construction shows any matters not approved by the Administrative Agent and such matters not approved are not removed within 30 days after Notice thereof by the Administrative Agent to the Borrowers unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

       Section 9.21  General Contractor Default

       The General Contractor shall have defaulted under any Construction Contract, which default the Administrative Agent, in its sole discretion, shall deem substantial, and the Borrowers, after thirty (30) days Notice from the Administrative Agent, shall fail to commence exercising any resulting right or remedy to which it may be entitled thereunder and diligently pursue such right or remedy unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

       Section 9.22  Compliance with Law

       The Borrowers fail to comply with any requirement of any Governmental Authority having jurisdiction within the time required by such Governmental Authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting the Property or any part thereof.

       Section 9.23  Failure to Commence Occupancy

       Any failure to comply with Section 7.37 Commencement of Occupancy unless the Borrowers exclude the affected Eligible Project from the calculation of the Borrowing Base.

                                   ARTICLE X

                        RIGHTS AND REMEDIES UPON DEFAULT

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       Section 10.1  DEMAND; ACCELERATION

       THE OCCURRENCE OR NONOCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL IN NO WAY AFFECT OR CONDITION THE RIGHT OF THE LENDERS TO DEMAND PAYMENT AT ANY TIME OF ANY OF THE OBLIGATIONS WHICH ARE PAYABLE ON DEMAND REGARDLESS OF WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Administrative Agent may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Financing Documents to the contrary notwithstanding.

       Section 10.2  Further Advances; Immediate Acceleration

       Following an Event of Default the Administrative Agent may from time to time without notice to the Borrowers suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Section 9.7 Receiver; Bankruptcy above, the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

       Section 10.3  Specific Rights With Regard to Collateral

       Following an Event of Default, in addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Administrative Agent may, without notice to the Borrowers and subject to the terms of the Agency Agreement:

              (a) assign any and all Operating Agreements and Management Contracts to any Person designated by the Administrative Agent, and/or exercise all rights and privileges of the Borrowers under such contracts and agreements for the purpose of realizing on the Collateral and to the extent and for the time required to realize the value of the Collateral;

              (b) to the extent permitted by applicable law, assume such management, operation and control of the Property to the extent and for the time necessary to realize the value of the Collateral;

              (c) cause the Borrowers to engage, contract with, and/or hire qualified service, billing, collection and other such agents, organizations and companies acceptable to the Administrative Agent to collect and/or realize upon any or all of the Collateral and to remit the proceeds to the Administrative Agent;

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

              (d) subject to applicable state and federal laws pertaining to resident confidentiality, request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Administrative Agent to the extent permitted by applicable law, with the Administrative Agent taking control of the cash and non-cash proceeds thereof and/or direct the Borrowers to (and the Borrowers shall) turn over to the Administrative Agent immediately following receipt all payments with respect to the Collateral in the form received (with the addition of all necessary endorsements) and not to deposit, negotiate or otherwise deal with those payments;

              (e) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

              (f) make exchanges, substitutions or surrenders of all or any part of the Collateral;

              (g) remove from any of the Borrowers' places of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lenders, make such use of the Borrowers' place of business as may be reasonably necessary to administer, control and collect the Collateral;

              (h) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

              (i) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

              (j) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

              (k) endorse the name of any of the Borrowers upon any items of payment relating to the Collateral or on any Proof of Claim in Bankruptcy against an Account Debtor; and

              (l) notify the Post Office authorities to change the address for the delivery of mail to the Borrowers to such address or Post Office Box as the Administrative Agent may designate and receive and open all mail addressed to the Borrowers.

       In addition, the Borrowers shall, following an Event of Default promptly, upon request, execute and deliver to the Administrative Agent written assignments, to the extent permitted by applicable law, in form and content acceptable to the Administrative Agent, of specific Accounts or groups of Accounts; provided, however, that the lien and/or security interest granted to the Lenders under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Lenders whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.

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       Following an Event of Default, the Lenders may also direct the Borrowers to appoint a manager for any or all of the Facilities and enter into a management agreement with one or more management companies approved by the Lenders, the terms of which agreement shall be approved by the Lenders.

       Section 10.4  Performance by Lenders

       Following an Event of Default, the Administrative Agent without the necessity of prior notice to or demand upon the Borrowers and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of the Borrower for that purpose and take all such action thereon as the Administrative Agent may consider necessary or appropriate for such purpose. The Administrative Agent will give the Borrowers notice, at least subsequently, of any such performance by the Administrative Agent. All sums so paid or advanced by the Administrative Agent and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate shall be paid by the Borrowers to the Administrative Agent on demand and shall constitute and become a part of the Obligations.

       Section 10.5  Remedies on Default

       The Administrative Agent shall have the right, upon the happening of any Event of Default, to terminate this Agreement by Notice from the Administrative Agent to the Borrowers and, in addition to any rights or remedies available to them under the Deed of Trust or any of the other Financing Documents, to enter into possession of any of the Property and perform any and all work and labor necessary to complete the development of such Land and the construction of the Improvements thereon (whether or not in accordance with the Plans and Specifications therefor) and to employ watchmen to protect the Property and the Improvements. All sums expended by the Lenders for such purposes shall be deemed to have been advanced to the Borrowers under the Note and shall be secured by the Deeds of Trust and the Collateral. For this purpose, the Borrowers hereby constitute and appoint the Lenders, or the Administrative Agent on behalf of the Lenders, its true and lawful attorney-in-fact with full power of substitution to complete work on any Eligible Project in the name of the Borrowers, and hereby empowers said attorney or attorneys as follows:

              (a) To use any funds of any of the Borrowers including any balance which may be held in escrow and any funds which may remain un-advanced under any of the Loan for the purpose of completing the development of any of the Land and the construction of any of the Improvements, whether or not in the manner called for in the Plans and Specifications;

              (b) To make such additions and changes and corrections to any of the Plans and Specifications which shall be necessary or desirable in the judgment of the Administrative

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Agent to complete the development of any of the Land and the construction of any of the Improvements;

              (c) To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;

              (d) To pay, settle or compromise all existing bills and claims which are or may be liens against any of the Property, or may be necessary or desirable for the completion of the work or the clearance of title to any of the Property;

              (e) To execute all applications and certificates which may be required in the name of any of the Borrowers; and

              (f) To do any and every act with respect to the development of the Land and the construction of the Improvements which any of the Borrowers may do in its own behalf.

       It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with the development of the Land and the construction of the Improvements and to take such actions and to require such performance as the Lenders may deem necessary.

       Section 10.6  Uniform Commercial Code and Other Remedies

       Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Lenders shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable laws, and the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, any of the Lenders; and upon demand by the Administrative Agent, the Borrowers shall assemble the Collateral and make it available to the Lenders, at a place designated by the Administrative Agent; and the Lenders or their agents may enter upon the Borrowers' premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it.

       Any written notice of the sale, disposition or other intended action by the Lenders with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrowers at the address set forth in Article XI hereof, or such other address of the Borrowers which may from time to time be shown on the Lenders' records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Borrowers. The Borrowers shall pay on demand all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Lenders, or any of them, in preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (the "Liquidation Costs") together with interest thereon from the date

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

incurred until paid in full at the Post-Default Rate, shall be paid by the Borrowers to the Administrative Agent on demand and shall constitute and become a part of the Obligations. Any proceeds of sale or other disposition of the Collateral will be applied by the Lenders to the payment of the Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Lenders to the payment of the balance of the Obligations in such order and manner of application as the Lenders may from time to time in its sole discretion determine. After such application of the proceeds, any balance shall be paid to the applicable Borrowers or to any other party entitled thereto.

       Section 10.7  Receiver or Other Court Order

       Following an Event of Default, as a matter of right, following ten (10) days notice and without regard to the adequacy of the security, and upon application to a court of competent jurisdiction, the Lenders shall be entitled to the immediate appointment of a receiver for all or any part of the Collateral, and of the payments and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Borrowers hereby consent to the appointment of such a receiver and to an order of court directing that payments, including Medicare and Medicaid payments, be made directly to the receiver. The Borrowers will pay to the Beneficiary, upon demand, all expenses, including receiver's fees, attorney's fees, costs and agents compensation, advanced by the Borrowers and incurred pursuant to the provisions contained in this Section.




       Section 10.8  No Conditions Precedent to Exercise of Remedies

       The Borrowers shall not be relieved of any obligation by reason of the failure of the Lenders to comply with any request of the Borrowers or of any other person to take action to foreclose on the Property under the Deed of Trust or otherwise to enforce any provision of the Financing Documents, or by reason of the release, regardless of consideration, of all or any part of the Property, or by reason of any agreement or stipulation between any subsequent owner of the Property and the Lenders extending the time of payment or modifying the terms of the Financing Documents without first having obtained the consent of the Borrowers; and in the latter event, the Borrowers shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Lenders.

       Section 10.9  Remedies Cumulative and Concurrent

       No remedy herein conferred upon or reserved to the Lenders or the Administrative Agent is intended to be exclusive of any other remedies provided for in the Financing Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Financing Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given by the Financing Documents to the

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Lenders or the Administrative Agent shall be concurrent and may be pursued separately, successively or together against any or all of the Borrowers or the Property or any part thereof, and every right, power and remedy given by the Financing Documents may be exercised from time to time as often as may be deemed expedient by the Lenders or the Administrative Agent.

       Section 10.10  Strict Performance

       No delay or omission of the Lenders or the Administrative Agent to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of the Lenders or the Administrative Agent to exercise any option for acceleration of the maturity of the Obligations, or any of them, or for foreclosure of the Deeds of Trust, or any of them, following any Event of Default as aforesaid, or any other option granted to the Lenders hereunder in any one or more instances, or the acceptance by the Lenders of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect.




                                   ARTICLE XI

                                 MISCELLANEOUS

       Section 11.1  Notices

       All notices, certificates or other communications hereunder shall be deemed given when delivered by hand or courier, or three (3) Banking Days after being mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Administrative Agent                 BANK OF AMERICA, N.A.
or the Lenders:                                10 Light Street
                                               Baltimore, Maryland 21202
                                               Attn: Leslie M. Zuga
                                               Senior Vice President

with a courtesy copy to:                       Mays & Valentine, L.L.P.
                                               8201 Greensboro Drive
                                               Suite 800
                                               McLean, Virginia  22102
                                               Attn: Margaret Ann Brown, Esq.

if to the Borrowers:                           c/o SUNRISE EAST ASSISTED LIVING
                                               LIMITED PARTNERSHIP
                                               c/o Sunrise Assisted Living
                                               Investments, Inc.
                                               7902 Westpark Drive
                                               McLean, Virginia 22102
                                               Attention to each of the
                                               following
                                               separately delivered or mailed:
                                               David W. Faeder
                                               Thomas B. Newell, Esq.
                                               James S. Pope

with a courtesy                                Wayne G. Tatusko, Esquire
copy to:                                       Watt, Tieder, Hoffar & Fitzgerald
                                               7929 Westpark Drive
                                               McLean, Virginia 22102

       Section 11.2  Consents and Approvals

       If any consent, approval, or authorization of any Governmental Authority or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrowers agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

       Section 11.3  Remedies, etc. Cumulative

       Each right, power and remedy of the Lenders as provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers or remedies. In order to entitle the Lenders to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.

       Section 11.4  No Waiver of Rights by the Lenders

       No failure or delay by the Administrative Agent or the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Administrative Agent or the Lenders from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, neither the Administrative Agent nor the Lenders shall be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

       Section 11.5  Entire Agreement

       The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Lenders and any of the Borrowers relating to the Obligations. Neither the Lenders nor the Borrowers shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

       Section 11.6  Survival of Agreement; Successors and Assigns

       All covenants, agreements, representations and warranties made by the Borrowers herein and in any certificate, in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery of the Note, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers which are contained in this Agreement shall inure to the benefit of the respective successors and assigns of each of the Lenders, and all covenants, promises and agreements by or on behalf of the Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Borrowers, but this Agreement may not be assigned by the Borrowers without the prior written consent of the Lenders.

       Section 11.7  Expenses

       The Borrowers agree to pay all reasonable out-of-pocket expenses of the Lenders and Banc of America Securities LLC (excluding travel expenses but including the reasonable fees and expenses of the legal counsel of the Administrative Agent or any other Lender) in connection with the preparation of this Agreement, the issuance of the Loan hereunder, the recordation of all financing statements and such other instruments as may be required by the Administrative Agent at the time of, or subsequent to, the execution of this Agreement to secure the Obligations (including any and all recordation tax and other costs and taxes incident to recording), the administration of the Credit Facility (not otherwise contemplated by any fee paid by the Borrowers), any future modification of the Financing Documents, the addition of Eligible Projects to the Borrowing Base or the enforcement of any provision of this Agreement and the collection of the Obligations. The Borrowers agree to indemnify and save harmless the Lenders from any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Lenders in connection with the Obligations.

The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations. The Borrowers further agree to reimburse the Lenders upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses and travel expenses) incurred by the Lenders, or any of them, in enforcing any of the Obligations or any security therefor or incurred in connection with any bankruptcy proceeding or in any post-judgment enforcement or collection action, together with interest at the Post-Default Rate which agreement shall survive the termination of this Agreement and the repayment of the Obligations.

       Section 11.8  Counterparts

       This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.

       Section 11.9  Governing Law

       This Agreement and all of the other Financing Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia; provided, however, any Deed of Trust and any financing statements covering fixtures securing such Loan shall be governed by, and construed in accordance with, the laws of the state in which the applicable Facility is located.

      Section 11.10  Modifications

      No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

      Section 11.11  Illegality

      If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the options of the Lenders, all of the Obligations of the Borrowers to the Lenders shall become immediately due and payable.

       Section 11.12 Gender, etc.

       Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

       Section 11.13  Headings

       The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

       Section 11.14  Waiver of Trial by Jury

       THE BORROWER AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THEM MAY BE PARTIES, NOT GOVERNED BY THE ARBITRATION PROVISIONS OF THE NOTE OR THE GUARANTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

       This waiver is knowingly, willingly and voluntarily made by the Borrowers and the Lenders, and the Borrowers and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

       Section 11.15  No Warranty by Lenders

       By accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Administrative Agent or the Lenders pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, Survey, receipt, appraisal or insurance policy, the Lenders shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lenders.

       Section 11.16  Liability of the Lenders

       No Lender shall be liable for another Lender's failure to fund its ratable share of any advance under the Loan. The Lenders shall not be liable for any other act or omission by the Lenders, or any of them, pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lenders shall incur no liability to the Borrowers or any other party in connection with the acts or omissions of any of the Lenders in reliance upon any certificate or other paper believed by the Lenders to be genuine or with respect to any other thing which the Lenders may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence. The Borrowers hereby agree that the Lenders shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lenders, or any of them, (except for the gross negligence or willful misconduct of any person, corporation, partnership or other entity employed by any of the Lenders) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. The Borrowers, jointly and severally, shall indemnify, defend and hold the Lenders and their successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorney's fees and court costs) arising from or in connection with this Agreement. Any indemnity provision for the benefit of the Lenders set forth herein or in any of the Financing Documents shall extend to any other lender who becomes a Lender under the Credit Facility. The provisions of this Section shall survive the termination of the Credit Facility.

       Section 11.17  License of Tradename

       The Borrowers do hereby grant to each of the Lenders and their affiliates and any trustee under a Deed of Trust and their management company a license to use the name of any Borrower and the name "Sunrise", "Dignity Home Care", "Respect Home Care" or "Karrington" and any marks associated therewith in the operation of a Facility upon such Lender's or trustee's taking of possession or taking over management of a Facility or acquiring title thereto at a foreclosure sale which license shall be in effect for a period of thirty
(30) months from the date thereof. The Borrowers further agree that a third-party purchaser of a Facility may continue to operate the Facility under the name of any Borrower unless such Borrower objects in writing thereto.

       Section 11.18  No Partnership

       Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Borrowers and the Lenders other than the relationship of borrower and lender and the Borrowers and the Lenders shall not be considered partners or co-venturers for any purpose on account of this Agreement.

       Section 11.19  Third Parties; Benefit

       All conditions to the obligation of the Lenders to make advances hereunder are imposed solely and exclusively for the benefit of the Lenders and their assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lenders will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Administrative Agent at any time in the sole and absolute exercise of its discretion pursuant to its agreements with the Lenders. The terms and provisions of this

Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

       Section 11.20  Conditions; Verification

       Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition to the existence or non-existence, as the case may be, of such fact or facts that the Lenders shall, at all times, be free independently to establish to their satisfaction and in its absolute discretion such existence or non-existence.

       Section 11.21  Signs; Publicity

       At the Administrative Agent's request, but at the expense of the Administrative Agent, the Borrowers shall place a sign acceptable to the Borrowers at a location on each of the Eligible Projects under construction satisfactory to the Administrative Agent, which sign shall recite, among other things, that the Lenders are financing the development of the Land and the construction of the Improvements. The Borrowers expressly authorize the Administrative Agent to prepare and to furnish to the news media for publication from time to time news releases with respect to the Credit Facility and each Eligible Project, specifically to include but not limited to, releases detailing the Administrative Agent's and the Lenders' involvement with the Credit Facility and the financing of any Eligible Project, all subject to prior review by the Borrowers.

       Section 11.22  Time of Essence

       Time shall be of the essence for each and every provision of this Agreement of which time is an element.

       Section 11.23  Replacement Note

       In the event any Joinder Agreement is ever lost or destroyed, the Borrowers covenant and agree that they will execute and deliver to the Administrative Agent upon demand a replacement original thereof.

                       [SIGNATURES ON THE FOLLOWING PAGE]

       IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.


WITNESS/ATTEST:                SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP,
                               a Virginia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                       James S. Pope
                                       Vice President

                               SUNRISE SEAL, L.L.C., a Virginia limited liability company

                               By: Sunrise Development, Inc., Managing Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE DECATUR ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Georgia limited partnership

                               By: Sunrise Assisted Living Investments,
                                   Inc., General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE BELLEVUE ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Washington limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE WALNUT CREEK ASSISTED LIVING
                               LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope          (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE OAKLAND ASSISTED LIVING
                               LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope       (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE PARAMUS ASSISTED LIVING
                               LIMITED PARTNERSHIP, a New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope          (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President


                               SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a
                               California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE HUNTCLIFF ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Georgia limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE STERLING CANYON ASSISTED
                               LIVING LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                           By:/s/ James S. Pope   (SEAL)
---------------------------           ----------------------------
                                             James S. Pope
                                             Vice President

                               SUNRISE WESTMINSTER ASSISTED
                               LIVING, L.L.C., a Colorado limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE PINEHURST ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Colorado limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE PARMA ASSISTED LIVING, L.L.C.,
                               a Virginia limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE HAMILTON ASSISTED LIVING,
                               L.L.C., a Virginia limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE EDINA ASSISTED LIVING, L.L.C.,
                               a Minnesota limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE FARMINGTON HILLS ASSISTED
                               LIVING, L.L.C., a Michigan limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE BATON ROUGE ASSISTED LIVING,
                               L.L.C., a Louisiana limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE NEW ORLEANS ASSISTED
                               LIVING, L.L.C., a Louisiana limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE HOLLY ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Colorado limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE WESTON ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Massachusetts
                               limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE NORTHSHORE ASSISTED LIVING
                               LIMITED PARTNERSHIP,  a Florida limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE CHESTERFIELD ASSISTED LIVING,
                               L.L.C., a Missouri limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE CLAREMONT ASSISTED LIVING,
                               L.P., a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,

                                   General Partner

                                   By:/s/ James S. Pope           (SEAL)
---------------------------           ----------------------------
                                       James S. Pope
                                       Vice President

WITNESS:                       BANK OF AMERICA, N.A.,
                               as Administrative Agent for the Lenders

                               By:  /s/ Leslie M. Zuga            (SEAL)
---------------------------       --------------------------------
                                  Leslie M. Zuga
                                  Senior Vice President

                                LIST OF EXHIBITS

A      Form of Note

B      Form of Borrowing Base Report

C      Current Borrowing Base Report

D      Places of Business

E      Form of Joinder Agreement

F      Survey Requirements

G      Form of Compliance Certificate

H      List of Assets Held for Sale

                                   EXHBIT A-1

                                   EXHIBIT A

                                  FORM OF NOTE

                            SECOND AMENDED, RESTATED
                      AND INCREASED MASTER PROMISSORY NOTE

       THIS SECOND AMENDED, RESTATED AND INCREASED MASTER PROMISSORY NOTE is made this 29th day of July, 1999, by (i) SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP ("SEAL"), a Virginia limited partnership, (ii) SUNRISE SEAL, L.L.C. ("Sunrise SEAL"), a Virginia limited liability company, (iii) SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership and SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership (collectively, the "SEAL Affiliates") (SEAL, Sunrise SEAL and the SEAL Affiliates sometimes referred to herein collectively as the "Borrowers") and BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., its successors and assigns, successor by merger to NationsBank, N.A., as administrative agent (the "Administrative Agent") for itself and for certain additional lenders (collectively with the Administrative Agent, the "Lenders") who are or shall be from time to time participating in a bank group pursuant to a Second Amended and Restated Agency Agreement of even date herewith (as amended, restated or substituted from time to time, the "Agency Agreement").

                                    RECITALS

       A. The Lenders have provided a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of $250,000,000. Advances or readvances have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated December 23, 1997 by and between the Administrative Agent and SEAL (as amended, restated or substituted from time to time, the "Existing Financing Agreement") and that certain Amended and Restated Master Construction Loan Agreement dated December 23, 1997 by and between the Administrative Agent and SEAL (as amended, restated or substituted from time to time, the "Construction Agreement").

       B. The Loan is evidenced by that certain Amended, Restated, Consolidated and Increased Master Promissory Note dated December 23, 1997 payable by SEAL to Administrative Agent on behalf of the Lenders as amended pursuant to the First Amendment to Amended,

                                   EXHBIT A-2

Restated, Consolidated and Increased Promissory Note and Additional Borrower Joinder Supplement by and among SEAL, Sunrise SEAL and the Administrative Agent (collectively, the "Original Note").

       C. As of December 30, 1998, the Credit Facility was amended by adding Sunrise SEAL as a co-borrower pursuant to amendments to the Original Note, the Existing Financing Agreement and certain other Financing Documents executed in connection therewith.

       D. The Lenders have agreed to increase the Credit Facility Committed Amount to $400,000,000. In connection with such increase and other modifications to the Credit Facility, the Existing Financing Agreement and the Construction Agreement are being amended, restated and consolidated pursuant to the Second Amended and Restated Financing and Security Agreement of even date herewith (as amended, restated or substituted from time to time the "Financing Agreement").

       E. Certain Eligible Projects owned by Sunrise Riverside Assisted Living, L.P., Sunrise Huntcliff Assisted Living Limited Partnership, Sunrise Sterling Canyon Assisted Living Limited Partnership, Sunrise Paramus Assisted Living Limited Partnership, Sunrise Fairfield Assisted Living, L.P., Sunrise Bellevue Assisted Living Limited Partnership, Sunrise Oakland Assisted Living Limited Partnership, Sunrise Walnut Creek Assisted Living Limited Partnership, and Sunrise Decatur Assisted Living Limited Partnership (collectively, the "SEAL Affiliates") have been financed under the Credit Facility, and the SEAL Affiliates have guaranteed the Credit Facility but have not been added as borrowers under the Credit Facility.

       F. In connection with the increase to the Credit Facility, (i) the SEAL Affiliates, and (ii) every other entity beneficially owned, in whole or in part, directly or indirectly, by Sunrise Assisted Living, Inc. which hereafter pledges an Eligible Property as collateral for the Credit Facility and enters into a Joinder Agreement pursuant to the terms of the Financing Agreement (collectively, the "Additional SEAL Affiliates") are to be added as borrowers under the Credit Facility.

       G. The Note, the Deeds of Trust (as defined in the Financing Agreement), the Financing Agreement, the Security Documents (as defined in the Financing Agreement), and all other documents evidencing or securing the Loan are hereinafter referred to collectively as the "Financing Documents."

       H. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Financing Agreement.

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent and the Borrower covenant and agree as follows:

                                   EXHBIT A-3

       1.     The above Recitals are incorporated herein by reference.

       2. The Original Note is hereby amended and restated in its entirety as follows:

$400,000,000                                                     July 29, 1999

       FOR VALUE RECEIVED, SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership, SUNRISE SEAL, L.L.C., a Virginia limited liability company, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership and SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership (collectively referred to herein as the "Borrower"), promises to pay to the order of BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor by merger to NationsBank, N.A. its successors and assigns (the "Administrative Agent") as administrative agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively with the Administrative Agent, the "Lenders") hereunder pursuant to the Second Amended and Restated Agency Agreement of even date herewith, (as amended, restated or substituted from time to time, the "Agency Agreement"), the maximum principal sum of FOUR HUNDRED MILLION AND NO/100 DOLLARS ($400,000,000) (the "Principal Sum") or such greater amount as the Lenders may from time commit to lend pursuant hereto and to the Agency Agreement, or so much thereof as may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided. All defined terms not otherwise defined herein shall have the meaning set forth in the Financing Agreement.

       1. Interest. Interest on portions of the outstanding Principal Sum shall accrue and be payable for periods of thirty (30) days each or periods of seven (7) days each (each a "Eurodollar Period") at a fixed rate for such Eurodollar Period equal to the sum of (i) Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Administrative Agent or any of the Lenders from time to time, plus (ii) that certain number of basis points per annum (the "Spread") applicable pursuant to the conditions set forth below. The Eurodollar Rate determined pursuant to the preceding sentence shall be in effect to the end of the applicable Eurodollar Period. Interest payable hereunder shall also be subject to the conditions set forth in Section 2.4 of the Financing Agreement.

No more than six (6) different Eurodollar Periods may be in effect at any one time provided that
                                   EXHBIT A-4
not more than one (1) Eurodollar Period may be a seven day Eurodollar Period. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 365-day year.

For any Eurodollar Period commencing on a date when one or more of SEAL, Sunrise SEAL or Guarantor (as defined in the Financing Agreement) has a senior secured debt rating from each of Moody's and Standard & Poors and not lower, respectively, than BBB- and Baa3, the Spread shall be determined according to the following grid based on the lower rating, if any, of either Moody's or Standard & Poors.

        STANDARD & POORS                     MOODY'S
   SENIOR SECURED DEBT RATING      Senior Secured Debt Rating       SPREAD
   --------------------------      --------------------------       ------
               A-                               A3                   100
              BBB+                             Baa1                  110
              BBB                              Baa2                  120
              BBB-                             Baa3                  130

If a senior secured debt rating is not available from both Standard & Poors and Moody's, an implied senior secured debt rating will be used. The implied senior secured debt rating for both Standard & Poors and Moody's will be equivalent to the lower of either (A) one level above the lower of Standard & Poors and Moody's senior unsecured debt rating, or (B) two levels above Standard & Poors and Moody's subordinated debt rating.

In all cases where a Spread based on an actual or implied secured debt rating is not available or is lower than above, the Spread shall be one hundred fifty
(150) basis points.

       2.     Payments and Maturity.

       (a) Interest only on the outstanding principal balance of the Loan shall be due and payable on the fifteenth (15th) day of the first (1st) month following the date hereof and on the fifteenth (15th) day of each and every month thereafter for a total of thirty-six (36) consecutive months unless otherwise extended pursuant to the terms of the Financing Agreement; and

       (b) Principal sums repaid prior to the Maturity Date (as hereinafter defined) may be reborrowed pursuant to the terms of the Financing Documents.

       (c) The outstanding principal balance of the Loan and all accrued and unpaid interest thereon shall be due and owing at the Maturity Date.

       (d) The Loan shall mature and the entire principal balance of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on the date (the "Maturity Date") referred to in the Financing Agreement as the Revolving Credit Termination Date.

                                   EXHBIT A-5

       The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

       3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter until such Event of Default is cured at a rate which is at all times equal to three percent (3%) per annum in excess of the rate or rates of interest otherwise payable hereunder.

       4. Late Charges. In the event that any payment due hereunder is not received by the Administrative Agent within fifteen (15) days of the date such payment is due (inclusive of the date when due), the Borrower shall pay to the Administrative Agent on demand a late charge equal to four percent (4%) of such payment.

       5. Application and Place of Payments. Unless an Event of Default (as hereinafter defined) has occurred, all payments made on account of this Note, including prepayments, shall be applied in the following order:

              (a) First, to all Enforcement Costs and other expenses of the Administrative Agent and/or the Lenders;

              (b) Second, to all amounts due to the Administrative Agent (in its capacity as Administrative Agent) from the Borrowers or the Lenders;

              (c) Third, to the Lenders, in accordance with their respective pro rata shares of the Loan, for the past due interest on the Note;

              (d)    Fourth, to the payment of any prepayment penalty due under
Section 4.8 of the Financing Agreement.

                                   EXHBIT A-6

       (e) Fifth, to the Lenders, in accordance with their respective pro rata shares of the Loan, for principal of the Note in the order hereinafter provided plus the pro rata share of the settlement payments due to the Administrative Agent or other Lender who provided the Interest Rate Protection (as defined in the Financing Agreement) to the Borrowers (the "Settlement Payments");

       (f) Sixth, to the Lenders, in accordance with their respective pro rata shares of the Loan, for past due fees required under the Financing Documents;

       (g) Seventh, to the Lenders, in accordance with their respective pro rata shares of the Loan, for all other amounts owed the Lenders pursuant to the provisions of the Financing Agreement, this Agreement or the Financing Documents, including but not limited to any unpaid Commitment Fees; and

       (h) Eighth, to the Administrative Agent, in payment or reimbursement of any over-drafts in any account of the Borrowers.

The application of payments after an Event of Default shall be determined by the Administrative Agent. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Administrative Agent at its principal office in Baltimore, Maryland or at such other times and places as the Administrative Agent may at any time and from time to time designate in writing to the Borrower. Any payment received after 2:30 p.m. (Baltimore Time) shall be deemed to have been received on the next Banking Day.

            6. Prepayment. The Borrower shall have the right to prepay the Principal Sum in full or in part, at any time and from time to time in accordance with Section 4.8 of the Financing Agreement. Sums repaid may be reborrowed.

            7.       Financing Agreement and Other Financing Documents. This
Note is the Note described in the Second Amended and Restated Financing and Security Agreement of even date by and among the Borrowers and the Administrative Agent (as amended or otherwise modified from time to time, the "Financing Agreement"). The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement, all Deeds of Trust (as further amended or otherwise modified from time to time), all of the other Financing Documents (as defined in the Financing Agreement) and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrower and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Credit Facility or the Loan.

            8. Security. This Note is secured by, among other things, certain deeds of trust or mortgages (each as amended, restated or substituted from time to time, a "Deed of Trust" collectively, the "Deeds of Trust"), covering that real estate owned by the Borrower and the

                                   EXHBIT A-7
improvements thereon more particularly described in the Deeds of Trust identified on any Borrowing Base Report or listing of Optional Collateral and all other property, real and personal, more particularly described in the Deeds of Trust (collectively, the "Property").

       9. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

              (a) The failure of the Borrower to pay to the Administrative Agent when due any and all amounts payable by the Borrower to the Lenders under the terms hereunder and such failure continues for five (5) calendar days after notice thereof by the Administrative Agent, except with regard to payment of amounts due at maturity for which no notice or cure period shall be required to be given and except for a Borrowing Base Deficiency (as defined in the Financing Agreement) which shall be payable as provided in the Financing Agreement; or

              (b) The occurrence of a Default or an Event of Default (as those terms are defined in the Financing Agreement) under the terms and conditions of any of the other Financing Documents, which Default or Event of Default remains uncured beyond any applicable grace and/or cure period provided therefor.

       10. Remedies. Upon the occurrence of an Event of Default, at the option of the Lenders, all amounts payable by the Borrower to the Lenders under the terms hereof shall immediately become due and payable by the Borrower to the Lenders without notice to the Borrower or any other person, and the Lenders shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness under the Loan hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be liable for payment of the Obligations hereby acknowledge that all advances under the Loan will be made under and will be evidenced by this Note.

       11. Mandatory Arbitration. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), as promulgated from time to time by the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc., predecessor in interest to Endispute, Inc., doing business as "J.A.M.S./Endispute" and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction.

                                   EXHBIT A-8

Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action. The foregoing notwithstanding, in a claim pertaining to a Deed of Trust or Collateral located in a state with "one-action" rule which might limit to Lenders' remedies, the Administrative Agent shall have the right in its sole discretion to restrict the application of this arbitration provision to the extent that it would otherwise result in a limitation on the Lenders' remedies in such state.

              (i) Special Rules. The arbitration shall be conducted in Fairfax County, Virginia and administered by J.A.M.S./Endispute who will appoint an arbitrator pursuant to its rules of practice and procedure; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) calendar days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) calendar days.

              (ii) Reservations of Rights. Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by Administrative Agent of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Administrative Agent or the Lenders (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Administrative Agent or the Lenders may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. At the Administrative Agent's or the Lenders' option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Notwithstanding the foregoing, in the event that the Administrative Agent or the Lenders exercise such self help remedies or other actions, the Borrower has not waived any of its rights to seek legal or equitable relief to defend against the Administrative Agent's or the Lenders' exercise of such self help remedies or other actions. No provision in the Financing Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Financing Document for arbitration of any controversy or claim.

              (iii) Confidentiality. Any arbitration proceeding, award, findings of fact, conclusions of law, or other information concerning such arbitration matters shall be held in confidence by the parties and shall not be disclosed except to each party's employees or agents as shall be reasonably necessary for such party to conduct its business; provided, however, that

                                   EXHBIT A-9
either party may disclose such information for auditing purposes by independent certified public accountants, for complying with applicable governmental laws, regulations or court orders, or that is or becomes part of the public domain through no breach of this Note.

       12. Consent to Jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

       13.    Service of Process.

              (a) The Borrower hereby irrevocably designates and appoints Wayne G. Tatusko, Esquire of Watt, Tieder, Hoffar & Fitzgerald, 7929 Westpark Drive, McLean, Virginia 22102, as the Borrower's authorized agent to accept and acknowledge on the Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this
Note in any state or federal court sitting in the Commonwealth of Virginia. If such agent shall cease so to act, the Borrower shall irrevocably designate and appoint without delay another such agent in the Commonwealth of Virginia satisfactory to the Lenders and shall promptly deliver to the Administrative Agent evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

              (b) The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (ii) serving a copy thereof upon the agent hereinabove designated and appointed by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of the Lenders to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of the Lenders otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

       14. WAIVER OF TRIAL BY JURY. THE BORROWER AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING NOT REQUIRED TO BE ARBITRATED PURSUANT TO THE TERMS HEREOF TO WHICH THE BORROWER AND THE LENDERS, OR ANY OF THEM, MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE,
(B) THE OTHER FINANCING DOCUMENTS OR (C) ANY OF THE PROPERTY. IT IS AGREED AND

                                  EXHBIT A-10

UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

       15. Expenses. The Borrower promises to pay to the Administrative Agent on demand by the Administrative Agent all costs and expenses incurred by the Lenders in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses and all court costs.

       16. Notices. Any notice, request, or demand to or upon the Borrower or the Lenders shall be deemed to have been properly given or made when delivered in accordance with Section 11.1 of the Financing Agreement.

       17. Miscellaneous. Each right, power, and remedy of the Lenders as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers, or remedies. No failure or delay by the Lenders to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lenders from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable hereunder, the Lenders shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms hereof or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

       18. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such

                                  EXHBIT A-11
invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

       19. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

       20. Governing Law. The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia as the same may be in effect from time to time.

       3. It is expressly understood and agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged hereby and is consolidated herein. The Borrower and/or the Administrative Agent agree that the execution of this Note is not intended and shall not cause or result in a novation with regard to the Original Note.

       4. This Note may be executed in one or more counterparts each of which shall constitute an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

       IN WITNESS WHEREOF, the Borrowers and the Administrative Agent have caused this Second Amended, Restated and Increased Master Promissory Note to be executed, under seal, by their duly authorized representatives, as of the date first written above.

                               BORROWERS:

WITNESS OR ATTEST:             SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP,
                               a Virginia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE SEAL, L.L.C., a Virginia limited liability company

                                  EXHBIT A-12

                               By: Sunrise Development, Inc.,
---------------------------        Managing Member

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a
                               California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Georgia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                       James S. Pope
                                       Vice President

                               SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE PARAMUS ASSISTED LIVING LIMITED

                                  EXHBIT A-13

                               PARTNERSHIP, a New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE BELLEVUE ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Washington limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE OAKLAND ASSISTED LIVING LIMITED
                               PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
 ---------------------------       its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED
                               PARTNERSHIP, a California limited

                                  EXHBIT A-14
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE DECATUR ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Georgia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
---------------------------        its general partner

                                   By:                            (SEAL)
                                      ----------------------------
                                      James S. Pope
                                      Vice President

                              ADMINISTRATIVE AGENT:

WITNESS: BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor by merger to NationsBank, N.A., as Administrative Agent for itself and the Other Lenders

                              By:                            (SEAL)
                                 ----------------------------
                                 Sabina Kelly
                                 Senior Vice President

                                  EXHBIT A-15

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise East Assisted Living Limited Partnership, a Virginia limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Development, Inc., a Virginia corporation, the sole member of Sunrise SEAL, L.L.C., a Virginia limited liability company, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

                                  EXHBIT A-16

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Riverside Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Huntcliff Assisted Living Limited Partnership, a Georgia limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

                                  EXHBIT A-17

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Sterling Canyon Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:



STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Paramus Assisted Living Limited Partnership, a New Jersey limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:


                                  EXHBIT A-18

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Fairfield Assisted Living Limited Partnership, a New Jersey limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:



STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Bellevue Assisted Living Limited Partnership, a Washington limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

                                  EXHBIT A-19

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Oakland Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.

                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Walnut Creek Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:

                                  EXHBIT A-20

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Decatur Assisted Living Limited Partnership, a Georgia limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:


STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

       I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Sabina Kelly, a Senior Vice President of Bank of America, N.A., d/b/a NationsBank, N.A., successor by merger to NationsBank, N.A., who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be her act and deed that she executed said Instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                  ------------------------------
                                                  Notary Public

My Commission Expires:


                                  EXHBIT A-21

                     AMENDMENT TO SECOND AMENDED, RESTATED

                      AND INCREASED MASTER PROMISSORY NOTE

       THIS AMENDMENT TO SECOND AMENDED, RESTATED AND INCREASED PROMISSORY NOTE (this "Agreement") is made this 14th day of March, 2000, by and among SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership ("SEAL"), SUNRISE SEAL, L.L.C., a Virginia limited liability company ("Sunrise SEAL"), SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, (collectively the "Original Borrowers") and SUNRISE WESTMINSTER ASSISTED LIVING, L.L.C., a Colorado limited liability company, SUNRISE PINEHURST ASSISTED LIVING LIMITED PARTNERSHIP, a Colorado limited partnership, SUNRISE PARMA ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE HAMILTON ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE EDINA ASSISTED LIVING, L.L.C., a Minnesota limited liability company, SUNRISE FARMINGTON HILLS ASSISTED LIVING, L.L.C., a Michigan limited liability company, SUNRISE BATON ROUGE ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE NEW ORLEANS ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE HOLLY ASSISTED LIVING LIMITED PARTNERSHIP, a Colorado limited partnership, SUNRISE WESTON ASSISTED LIMITED PARTNERSHIP, a Massachusetts limited partnership, SUNRISE NORTHSHORE ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership, SUNRISE CHESTERFIELD ASSISTED LIVING, L.L.C., a Missouri limited liability company, and SUNRISE CLAREMONT ASSISTED LIVING, L.P., a California limited partnership (the "Additional Borrowers", collectively with the Original Borrowers and any other Additional Borrowers, as hereinafter defined, the "Borrowers"), and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for itself and for UNITED BANK, as syndication agent (the "Syndication Agent"), FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent") and certain additional lenders who are or shall be from time to time participating as lenders hereunder pursuant to the Agency Agreement, as hereinafter defined (collectively with the Administrative Agent, the "Lenders").

                             INTRODUCTORY STATEMENT

       A. As evidenced by the terms of the Second Amended, Restated and Increased Promissory Note dated July 29, 1999, from the Borrowers other than the Additional Borrowers

                                  EXHBIT A-22

(as hereinafter defined), jointly and severally, as makers, to the Lender, as payee (such Second Amended, Restated and Increased Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Note"), the Borrowers other than the Additional Borrowers became indebted unto the Lender for a loan in the maximum principal amount at any one time outstanding of $400,000,000 (the "Credit Facility" or the "Loan"). Pursuant to their respective Additional Borrower Joinder Supplements each of the Additional Borrowers became co-borrowers under the Note and jointly and severally liable with the other Borrowers for the obligations under the Loan.

       B. The Loan is advanced pursuant to the terms of and secured as provided in the Second Amended and Restated Financing and Security Agreement dated July 29, 1999 executed by the Borrowers (the "Existing Financing Agreement").

       C. The Borrowers have applied to the Lenders to modify certain terms an conditions of the Existing Financing Agreement and of the Second Amended and Restated Guaranty of Payment Agreement dated July 29, 1999 by Sunrise Assisted Living, Inc. (the "Guarantor") for the benefit of the Lenders (the "Existing Guaranty"). The Lenders have agreed on the condition, among others that the Existing Financing Agreement and the Existing Guaranty be amended and restated in their entirety pursuant to the terms of the Third Amended and Restated Financing and Security Agreement of even date herewith by and among the Borrowers and the Administrative Agent (as amended, modified, restated, renewed or substituted, the "Financing Agreement") and the Third Amended and Restated Guaranty of Payment Agreement of even date herewith by the Guarantor for the benefit of the Lenders (as amended, modified, restated, renewed or substituted, the "Guaranty").

       D. The Lenders have agreed to make available the Credit Facility upon the conditions that this Agreement amending the interest rate applicable to the Note be executed and delivered to the Administrative Agent.

                                   AGREEMENTS

       NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrowers and the Lender do hereby mutually covenant and agree as follows:

       1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

       2.     Outstanding Obligations. The parties hereto acknowledge and agree
(a) that the outstanding principal balance of the Note as of March 14, 2000 is $238,200,000, and (b) that the unpaid principal balance of the Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

                                  EXHBIT A-23

       3. Interest Rate. Paragraph 1 (Interest) on page 3 of the Note is hereby amended and restated in its entirety as follows and shall be effective as of the date first above written:

              1. Interest. Interest on portions of the outstanding Principal Sum shall accrue and be payable for periods of thirty (30) days each or periods of seven (7) days each (each a "Eurodollar Period") at a fixed rate for such Eurodollar Period equal to the sum of (i) Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Administrative Agent or any of the Lenders from time to time, plus (ii) one hundred seventy five (175) basis points per annum. The Eurodollar Rate determined pursuant to the preceding sentence shall be in effect to the end of the applicable Eurodollar Period. Interest payable hereunder shall also be subject to the conditions set forth in Section 2.4 of the Financing Agreement.

No more than six (6) different Eurodollar Periods may be in effect at any one time provided that not more than one (1) Eurodollar Period may be a seven day Eurodollar Period. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 365-day year.

       4. Continuation of Loan Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Note shall continue to be repaid on the terms and subject to the conditions set forth in the Note and the other documents evidencing the Loan. All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Documents.

       5. Continuing Agreements; Novation. Except as expressly modified hereby and by the Financing Agreement and the Guaranty, the parties hereto ratify and confirm each and every provision of the Note, and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Note or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note, the Financing Agreement, the Guaranty and/or the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender evidenced by the Note is continuing, without interruption, and has not been discharged by a new agreement.

       6. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE LOAN, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE LOAN ARE MERGED HEREIN.

                                  EXHBIT A-24

       7. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

       8. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia as the same may be in effect from time to time.

                         [SIGNATURES ON FOLLOWING PAGE]

                                  EXHBIT A-25

       IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

                               BORROWERS:

WITNESS/ATTEST:                SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP,
                               a Virginia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE SEAL, L.L.C., a Virginia limited liability company

                               By: Sunrise Development, Inc., Managing Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE DECATUR ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Georgia limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE FAIRFIELD ASSISTED LIVING, L.P.,

                                  EXHBIT A-26
                               a New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE BELLEVUE ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Washington limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE WALNUT CREEK ASSISTED LIVING
                               LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE OAKLAND ASSISTED LIVING
                               LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE PARAMUS ASSISTED LIVING
                               LIMITED PARTNERSHIP, a New Jersey limited


                                  EXHBIT A-27
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                     James S. Pope
                                     Vice President

                               SUNRISE HUNTCLIFF ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Georgia limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE STERLING CANYON ASSISTED
                               LIVING LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE WESTMINSTER ASSISTED
                               LIVING, L.L.C., a Colorado limited liability

                                  EXHBIT A-28
                               company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------

                                      James S. Pope
                                      Vice President

                               SUNRISE PINEHURST ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Colorado limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE PARMA ASSISTED LIVING, L.L.C.,
                               a Virginia limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE HAMILTON ASSISTED LIVING,
                               L.L.C., a Virginia limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                        (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE EDINA ASSISTED LIVING, L.L.C.,
                               a Minnesota limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,


                                  EXHBIT A-29

                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE FARMINGTON HILLS ASSISTED
                               LIVING, L.L.C., a Michigan limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE BATON ROUGE ASSISTED LIVING,
                               L.L.C., a Louisiana limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE OF NEW ORLEANS ASSISTED
                               LIVING, L.L.C., a Louisiana limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President


                               SUNRISE HOLLY ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Colorado limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                  EXHBIT A-30

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President


                               SUNRISE WESTON ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Massachusetts
                               limited partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE NORTHSHORE ASSISTED LIVING
                               LIMITED PARTNERSHIP,  a Florida limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President

                               SUNRISE CHESTERFIELD ASSISTED LIVING,
                               L.L.C., a Missouri limited liability company

                               By: Sunrise Assisted Living Investments, Inc.,
                                   Sole Member

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President


                               SUNRISE CLAREMONT ASSISTED LIVING L.P., a
                               California limited partnership

                                  EXHBIT A-31

                               By: Sunrise Assisted Living Investments, Inc.,
                                   General Partner

                                   By:                            (SEAL)
---------------------------           ----------------------------
                                      James S. Pope
                                      Vice President


                              ADMINISTRATIVE AGENT:

WITNESS:                      BANK OF AMERICA, N.A.,
                              as Administrative Agent for the Lenders


                              By:                            (SEAL)
---------------------------      ----------------------------
                                 Leslie M. Zuga
                                 Senior Vice President


                                  EXHBIT A-32

                                   EXHIBIT B

                         FORM OF BORROWING BASE REPORT











                                   EXHBIT B-1

                                   EXHIBIT C

                         CURRENT BORROWING BASE REPORT





                                   EXHBIT C-1

                                   EXHIBIT D

                               PLACES OF BUSINESS

AS OF MARCH 14, 2000

The Borrowers' Chief Executive
Office and Principal Place of Business is:

7900 Westpark Drive
McLean, VA 22102

Locations of Collateral:

9401 Lee Highway, Suite 300
Fairfax, VA  22031
Fairfax County

7902 Westpark Drive
McLean, VA 22102
Fairfax County

Sunrise of Decatur
920 Clairemont Avenue
Decatur, GA
Dekalb County

Sunrise of Lafayette Hills (Whitemarsh)
429 Ridge Pike
Lafayette Hills, PA
Montgomery County

Sunrise of Fairfield
115 Greenbrook Road
Township of Fairfield, NJ
Essex County

Sunrise of Bellevue
15928 NE 8th Street
Bellevue, WA
King County



Sunrise of Walnut Creek

                                   EXHBIT D-1

2175 Ygnacio Valley Road
Walnut Creek, CA
Contra Costa County

Sunrise of Oakland Hills
11889 Skyline Boulevard
Oakland, CA
Alameda County

Sunrise of Paoli
324 Lancaster Avenue
Malvern, PA
Chester County

Sunrise of Paramus
571 Paramus Road
Paramus, NJ
Bergen County

Sunrise of Riverside
5265 Chapalla Drive
Riverside, CA
Riverside County

Sunrise of Northville
16100 Haggerty Road
Northville, MI
Wayne County

Sunrise of Bloomingdale
129 E. Lake Street
Bloomingdale, IL
DuPage County

Sunrise of Huntcliff
8480 Roswell Road
Atlanta, GA
Fulton County




Sunrise of Mount Vernon
160 West Lincoln Avenue


                                   EXHBIT D-2

Mt. Vernon, NY
Westchester County

Sunrise of Wall Township
2600 Allaire Road
Township of Wall, NJ
Monmouth County

Sunrise of Smithtown
30 Route 111
The Branch
Smithtown, NY
Suffolk County

Sunrise of Willowbrook
301 3rd Street
Clarendon Hills, IL
DuPage County

Sunrise of Wilton
96 Danbury Road
Wilton, CT
Town of Wilton

Sunrise of Huntcliff Summit I
8490 Roswell Road
Atlanta, GA
Fulton County

Sunrise of Sterling Canyon
25815 McBean Parkway
Valencia, CA
Los Angeles County

Sunrise of Flossmoor
19715 South Governor's Highway
Flossmoor, IL
Cook County



Sunrise of San Mateo
955 South El Camino Real
San Mateo, CA

                                   EXHBIT D-3

San Mateo County

Sunrise of Parma
7766 Broadview Road
Cleveland, OH
Cuyahoga County

Sunrise of Hamilton
496 NW Washington Blvd.
Hamilton, OH
Butler County

Sunrise of Edina
7128 France Avenue South
Edina, MN
Hennepin County

Sunrise of Farmington Hills
Twelve Mile Road
Farmington Hills, MI
Oakland County

Sunrise of Chesterfield
1880 Clarkson Road
Chesterfield, MO
St. Louis County

Sunrise of Holly
8975 South Holly Street
Littleton, CO
Arapahoe County

Sunrise of Westminster
North Sheridan Blvd.
Westminster, CO
Adams County




Sunrise of Baton Rouge
8502 Jefferson Hwy.
Baton Rouge, LA
East Baton Rouge Parish

                                   EXHBIT D-4

Sunrise of New Orleans
5958 St. Bernard Avenue
New Orleans, LA
Orleans Parish

Sunrise of Weston
135 North Avenue
Weston, MA
Middlesex South County

Sunrise of Northshore
939 Beach Drive NE
St. Petersburg, FL
Pinellas County

Sunrise of Pinehurst
5195 West Quincy Avenue
Pinehurst, CO
Denver County

Sunrise of Claremont
4353 N. Towne Avenue
Claremont, California
Los Angeles County

                                   EXHBIT D-5

                                    EXHIBIT E

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT
                             (___________, _______)


       THIS JOINDER AGREEMENT (this "Agreement") is made this ___ day of _________, 200_ by ________________________________, a ____________________
organized under the laws of ______________, d/b/a "Sunrise of _____________" (the "Additional Borrower") in favor of each of the Lenders under the Agency Agreement (as hereinafter defined) and BANK OF AMERICA, N.A., successor to NationsBank, N.A., as administrative agent for the Lenders (the "Administrative Agent").

       NOW, THEREFORE, for value received the undersigned agrees as follows:

       1. Reference is hereby made to the Second Amended and Restated Financing and Security Agreement dated July 29, 1999 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") by and among Sunrise East Assisted Living Limited Partnership, Sunrise SEAL, L.L.C., certain other affiliated borrowing entities (collectively, the "Borrower") and the Administrative Agent, who together with certain additional lenders (collectively with the Administrative Agent, the "Lenders") are participating in a bank group pursuant to the Second Amended and Restated Agency Agreement by and among the Lenders party thereto dated July 29, 1999 (as amended, restated or substituted from time to time, the "Agency Agreement"). Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

       2. Pursuant to the Financing Agreement, the Lenders have agreed to extend to the Borrower a credit facility in the maximum principal amount of $400,000,000 or such greater amount as the Lenders may from time to time commit to lend pursuant to the Agency Agreement (the "Credit Facility") for the purposes set forth in the Financing Agreement. The Loans and all other obligations relating to the Credit Facility are evidenced by the Second Amended, Restated and Increased Master Promissory Note dated July 29, 1999 made by the Borrower to the Administrative Agent in the maximum principal amount of $400,000,000 (as amended, restated or substituted from time to time, the "Note"). The Credit Facility is subject to the terms and conditions of the Financing Agreement.

       3. As a condition precedent to extending the Credit Facility to the Borrower, the Lenders required that any Wholly Owned Subsidiary or any other entity affiliated with the Borrower which owns a Facility to be encumbered with a Deed of Trust to secure the Credit Facility execute this Agreement to evidence its agreement to the terms of the Financing Documents as applicable.

       4. The Additional Borrower hereby acknowledges, confirms and agrees that on and


                                   EXHBIT E-1
as of the date of this Agreement, the Additional Borrower has or will receive the benefit of certain advances made under the Credit Facility and has granted a [Mortgage/Deed of Trust], Assignment and Security Agreement of even date herewith (the "Deed of Trust") covering its Facility located in _____________, ________ and known as "Sunrise of _________" (the "Property") to secure the Obligations, and as such shall be liable, as provided in the Financing Documents, for all Obligations (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions of the Financing Documents. Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower (i) represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as the date hereof as if made on and as of the date hereof, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists, or would occur or exist after giving effect to this Agreement, (ii) promises to pay, jointly and severally with the Borrower, all sums due or to become due under the Note and the other Financing Documents, and acknowledges that this Agreement shall constitute an allonge or other modification to the Note for the purposes of adding the Additional Borrower as a Borrower, jointly and severally liable with all other Borrowers;
(iii) acknowledges, confirms and agrees that from and after the date hereof Additional Borrower shall be liable for all Obligations under the Financing Documents; and (iv) acknowledges, confirms and agrees that from and after the date hereof the term Borrower as such term (or any similar or related term) is used in the Note, Financing Agreement, this Agreement or any other Financing Document shall include the Additional Borrower.

       5. The Additional Borrower hereby represents and warrants to the Administrative Agent and the Lenders that it will derive benefits, directly and indirectly, from each advance of the Credit Facility, both in its individual capacity and as a member of the integrated group of entities which together comprise the Borrower, and the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole. Additional Borrower acknowledges and agrees that the terms of the consolidated financing provided under the Financing Agreement are more favorable than would otherwise would be obtainable by the Additional Borrower individually, and the Additional Borrower's additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to the Additional Borrower of the financing.

       6. For administrative convenience, the Additional Borrower hereby irrevocably appoints Sunrise Assisted Living Investments, Inc. ("SALII") as the Additional Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Administrative Agent in the exercise of its sole and absolute discretion), in the name of SALII or in the name of the Additional Borrower or otherwise to take any and all actions with respect to the this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as SALII may so elect from time to time, including, without limitation, actions to (a) request advances under the Credit Facility and direct the Administrative Agent to disburse or credit the proceeds of any Loan directly to an account of


                                   EXHBIT E-2

SALII, any one or more of the other entities comprising the Borrower, the Additional Borrower or otherwise, which direction shall evidence the making of such Loan and shall constitute the acknowledgement by the Borrower of the receipt of the proceeds of such Loan, (b) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (c) endorse any check or other item of payment in the name of the Additional Borrower or in the name of SALII. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Administrative Agent, and may be exercised from time to time through SALII's duly authorized officer, officers or other Person or Persons designated by SALII to act from time to time on behalf of SALII.

       7. The Additional Borrower hereby irrevocably authorizes each of the Lenders to make Loans to any one or more of the entities comprising the Borrower pursuant to the provisions of the Financing Agreement upon the written, oral or telephone request any one or more of the Persons who is from time to time a Responsible Officer of SALII under the provisions of the most recent certificate of authorization and/or incumbency of SALII on file with the Administrative Agent.

       8. The Additional Borrower acknowledges that neither the Administrative Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Administrative Agent and SALII or the Administrative Agent and any of the Lenders in connection with the Credit Facility or any other transaction in connection with the provisions of this Agreement. The Additional Borrower acknowledges that the Borrowers have agreed among themselves, and the Administrative Agent and the Lenders have consented to that agreement, that each Borrower shall have rights of contribution from all of the other of them to the extent any Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to, or advanced for the direct benefit of, such Borrower. The Additional Borrower acknowledges that all such indebtedness and rights shall be subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Administrative Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. The Additional Borrower agrees that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. The Additional Borrower hereby waives all rights of counterclaim, recoupment and offset between or among the Borrowers arising on account of that indebtedness and otherwise. The Additional Borrower shall not evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall not secure such indebtedness or rights of contribution with any Lien or security.

       9. Without in any way implying any limitation on any of the provisions of this Agreement, the Financing Agreement, or any of the other Financing Documents, the Additional Borrower hereby assigns, pledges and grants to the Administrative Agent, for the ratable benefit of the Lenders as security for the Obligations, and agrees that the Administrative Agent, for the



                                   EXHBIT E-3
ratable benefit of the Lenders, shall have a perfected and continuing security interest in, and Lien on, (a) all of the Additional Borrower's Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, all right title and interest of the Additional Borrower in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements, Physician Contracts, Participation Agreements, the Licenses (whether or not designated with initial capital letters), and all other management contracts, operating agreements, service agreements and any other agreements pertaining to the Property as those terms are defined in the Uniform Commercial Code as presently adopted and in effect in the Commonwealth of Virginia (b) any and all property specifically included in those respective terms in the Financing Agreement or in the Financing Documents, (c) all right, title and interest of the Additional Borrower in and to Leases or subleases, rents, royalties, issue, profits, revenues, earnings, income or other benefits of the Property or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property, (d) all right, title and interest of the Additional Borrower under all construction, architectural and design contracts and plans and specifications, (e) any and all property and/or collateral described in any of the Security Documents, including, without limitation, the Financing Agreement and the Deed of Trust, (f) any and all bank accounts or other deposit accounts of the Additional Borrower wherever located, and (g) all proceeds (cash and non-cash, including, without limitation, insurance proceeds), of the foregoing. The Additional Borrower further agrees that the Administrative Agent, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

       10. Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower agrees to execute such financing statements, instruments, and other documents as the Administrative Agent may require.

       11. Additional Borrower hereby covenants and agrees with the Administrative Agent and the Lenders that the Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower.

       12. Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower agrees to the provisions of this Section 12.

              (a) Additional Borrower hereby unconditionally and irrevocably, guarantees to the Administrative Agent and the Lenders:

                     (i) the due and punctual payment in full (and not merely the collectibility) by the Borrower of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement, the Note and the other Financing Documents;

                     (ii) the due and punctual payment in full (and not merely the



                                   EXHBIT E-4
collectibility) by the Borrower of all other sums and charges which may at any time be due and payable in accordance with this Agreement, the Note or any of the other Financing Documents;

                     (iii) the due and punctual performance by the Borrower of all of the other terms, covenants and conditions contained in the Financing Documents; and

                     (iv)   all the other Obligations of the Borrower.

              (b) The obligations and liabilities of the Additional Borrower under this Section 12 shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement, the Note or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Additional Borrower expressly agrees that the Administrative Agent may, in its sole and absolute discretion, without notice to or further assent of the Additional Borrower without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Additional Borrower hereunder:

                     (i) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                     (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

                     (iii) grant extensions or renewals of or with respect to the Credit Facility, the Note or any of the other Financing Documents;

                     (iv) effect any release, subordination, compromise or settlement in connection with this Agreement, the Note or any of the other Financing Documents;

                     (v) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Credit Facility or to the subordination of any lien or security interest therein;

                     (vi) make advances for the purpose of performing any term, provision or covenant contained in this Agreement, the Note or any of the other Financing Documents with respect to which the Borrower shall then be in default;

                     (vii) make future advances pursuant to the Financing Agreement or any of the other Financing Documents;

                     (viii) assign, pledge, hypothecate or otherwise transfer the Obligations, the Note, any of the other Financing Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;




                                   EXHBIT E-5

                     (ix) deal in all respects with any one or more entities comprising the Borrower as if this Section 12 were not in effect;

                     (x) effect any release, compromise or settlement with any one or more entities comprising the Borrower; and

                     (xi) provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by the Additional Borrower that any such financing and/or use would be part of the Obligations.

              (c) The obligations and liabilities of the Additional Borrower, as guarantor under this Section 12 shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that Additional Borrower may have against any one or more of the entities comprising the Borrower, the Administrative Agent and the Lenders, and shall not be conditional or contingent upon pursuit or enforcement by the Administrative Agent of any remedies it may have against the Borrower with respect to this Agreement, the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to make any demand upon any one or more entities comprising the Borrower, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against any one or more entities comprising the Borrower or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against Additional Borrower under this Section 12, either in the same action, if any, brought against the Borrower, or in separate actions or proceedings, as often as the Administrative Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more entities comprising the Borrower under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against such entities, in any capacity under this Section 12, or under any of the Financing Documents, shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Additional Borrower under this Section 12, in any manner whatsoever, and this Section 12 shall remain and continue in full force and effect. It is the intent and purpose of this Section 12 that the Additional Borrower shall and does hereby waive all rights and benefits which might accrue to any one or more entities comprising the Borrower by reason of any such proceeding, and the Additional Borrower agrees that it shall be liable for the full amount of the obligations and liabilities under this Section 12 regardless of any modification, limitation or discharge of the liability of any individual Borrower under any of the Financing Documents, that may result from any such proceedings.

              (d)    The Additional Borrower, as guarantor under this
Section 12, hereby unconditionally, irrevocably and expressly waives:

                     (i) presentment and demand for payment of the Obligations and



                                   EXHBIT E-6
protest of non-payment;

                     (ii) notice of acceptance of this Section 12 and of presentment, demand and protest thereof;

                     (iii) notice of any default hereunder or under the Note or any of the other Financing Documents and notice of all indulgences;

                     (iv) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Section 12;

                     (v) demand for observance, performance or enforcement of any of the terms or provisions of this Section 12, the Note or any of the other Financing Documents;

                     (vi) all errors and omissions in connection with the Administrative Agent's administration of all indebtedness guaranteed by this
Section 12;

                     (vii) any right or claim of right to cause a marshalling of the assets of any one or more of the entities comprising the Borrower;

                     (viii) any act or omission of the Administrative Agent which changes the scope of the risk as guarantor hereunder; and

                     (ix) all other notices and demands otherwise required by law which Additional Borrower may lawfully waive.

              (e) Within ten (10) days following any request of the Administrative Agent so to do, the Additional Borrower will furnish the Administrative Agent and such other persons as the Administrative Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, off-sets or defenses exist with respect to this Section 12.

       13. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, without regard to principles of choice of law.

       14. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, and all of which shall constitute, collectively, one agreement.


       WITNESS the due execution hereof as of the day and year first written above.


WITNESS OR ATTEST:
                                      -----------------------------------



                                   EXHBIT E-7

                                      By:
                                           -------------------------------
                                             its
                                                 ----------------------



                                      By:                              (SEAL)
----------------------------             ------------------------------
                                         James S. Pope
                                         Vice President


                                      BANK OF AMERICA, N.A.



                                      By:                              (SEAL)
----------------------------             ------------------------------
                                         Leslie M. Zuga
                                         Senior Vice President





                                   EXHBIT E-8

                                    EXHIBIT F

                               SURVEY REQUIREMENTS

       1. Field Note Description. The Survey shall contain a certified metes and bounds description complying with the following: (a) the beginning point shall be established by a monument located at the beginning point, or by reference to a nearby monument; (b) the sides of the Land shall be described by giving the distances and bearings of each; (c) the distances, bearings, and angles shall be taken from an instrument survey by a registered professional engineer or registered professional land surveyor; (d) curved sides shall be described by data including: length of arc, central angle, radius of circle for the arc and chord distance, and bearing; (e) the description shall be a single perimeter description of the entire Land, if and as instructed, there shall also be a separate metes and bounds description of one or more constituent tracts out of the Land; (f) the description shall include a reference to all streets, alleys, and other rights-of-way that abut the Land, and the width of all rights-of-way mentioned shall be given the first time these rights-of-way are referred to; (g) for each boundary line abutting a street, road, alley or other means of access, the description must, in calling the boundary line, state that the boundary line and the right-of-way line are the same; (h) if the Land has been recorded on a map or plat as part of an abstract or subdivision, reference to such recording data shall be made; and (i) the total acreage and square footage of the Land shall be certified.

       2. Lot and Block Description. If the Land consists of one or more complete lots or blocks included within a properly established recorded subdivision or addition, then a lot and block description will be an acceptable substitute for a metes and bounds description, provided that the lot and block description must completely and properly identify the name or designation of the recorded subdivision or addition and give the recording information therefor.

       3. Map or Plat. The Survey shall also contain a certified map or plat clearly showing the following: (a) the Land; (b) the relation of the point of beginning of the Land to the monument from which it is fixed; (c) all easements, streets, roads, alleys and rights-of-way on or abutting the Land, showing recording information therefor by volume and page; (d) if the Land has been recorded on a map or plat as part of an abstract or subdivision, all survey lines must be shown, and all lot and block lines (with distances and bearings) and numbers, must be shown; (e) the established building setback lines, if any, including those by restrictive covenant, recorded plat and zoning ordinance (identifying the source in each case, by volume and page reference if applicable); (f) all easements appurtenant to said Land, with recording information by volume and page; (g) the boundary lines of the street or streets abutting the Land and the width of said streets and the width of the rights-of-way therefor; (h) the distance from the nearest intersecting street or road to the Land; (i) all structures and improvements on the Land (with designation and dimensions of each party wall, if any) with horizontal lengths of all sides and the relation thereof by distances to (1) all boundary lines of the Land, (2) easements, (3) established building lines, and (4) street lines;
(j) the types of materials comprising the exterior walls and roofs of all buildings; (k) all street addresses of improvements on the Land; (l) all curb cuts, driveways, fences, sidewalks, stoops and landscaping; (m) the number of stories of all multistory structures;




                                   EXHBIT F-1

(n) the location, type and size of all utility lines as they service the Land and Improvements (sewer, water, gas, electric and telephone); (o) all encroachments and protrusions, if any, from or upon the Land or any improvements thereon or upon any easement, building setback line or other restricted area, with exact measurements; (p) all parking and paved areas, including the number of vehicles that may be parked; (q) all distances, angles and other calls contained in the legal description; (r) the location, type and size of all monuments, and as to each monument, indication whether it was found or placed by the surveyor; (s) the boundaries of any flood hazard area or flood plain area in which any part of the Land lies, with the map number, date and source (governmental authority) of each flood map shown; (t) all surface water bodies or courses; (u) the date of any revisions subsequent to the initial survey prepared pursuant to these requirements; (v) a legend explaining the meaning of all symbols used on the plat; and (w) the scale of all distances and dimensions on the plat.

       4. Certification. The certification for the property description and the map or plat shall be addressed to Lender, Borrower and the Title Insurer, signed by the surveyor (a registered professional land surveyor or registered professional engineer), bearing current date, registration number, and seal, and shall be in the following form or its substantial equivalent:

       5. This is to certify to Lender, Borrower and Title Insurer that this map or plat and the survey on which it is based were made in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1997, and pursuant to the Accuracy Standards (as adopted by ALTA and ACSM) of an Urban Survey. The undersigned further certifies to Lender, Borrower and the Title Insurer that (a) this survey is true and correct and was made on the ground under my supervision as per the field notes shown hereon and correctly shows the boundary lines and dimensions and area of the land indicated hereon and each individual parcel thereof indicated hereon; (b) all monuments shown hereon actually exist, and the location, size and type of such monuments are correctly shown; (c) this survey correctly shows the size, location and type of all buildings, structures, other improvements and visible items on the subject Property; (d) this survey correctly shows the location and dimensions of all alleys, streets, roads, rights-of-way, easements, building setback lines and other matters of record of which the undersigned has been advised affecting the subject Property according to the legal description in such easements and other matters (with instrument, book, and page number indicated); (e) except as shown, there are no visible (1) improvements, easements, rights-of-way, party walls, drainage ditches, streams, uses, discrepancies or conflicts, (2) encroachments onto adjoining premises, streets, or alleys by any of said buildings, structures, or other improvements,
(3) encroachments onto the subject Property by buildings, structures, or other improvements on adjoining premises, or (4) encroachments on any easement, building setback line or other restricted area by any buildings, structures or other improvements on the subject property; (f) the distance from the nearest intersecting street or road is as shown hereon; (g) the subject property abuts a dedicated public street or road as shown hereon; and (h) except as shown, no part of the Property is located in a 100 year Flood Plain or in an identified "flood prone area," as defined pursuant to the Flood Disaster Protection Act of 1973, as amended, as reflected by Flood Insurance Rate Map Panel #_dated , which such map panel covers the area in which the Property is situated. The undersigned has received and examined a copy of the title



                                   EXHBIT F-2
insurance commitment no. issued by the Title Insurer for the Property as well as a copy of each instrument listed therein.




                                   EXHBIT F-3

                                    EXHIBIT G
                         FORM OF COMPLIANCE CERTIFICATE

       This Compliance Certificate is delivered pursuant to (i) Section 7.1 of the Third Amended and Restated Financing and Security Agreement dated as of March 14, 2000 (together with all amendments and modifications, if any, from time to time made thereto, the "Financing Agreement") between Sunrise East Assisted Living Limited Partnership, Sunrise SEAL, L.L.C. and certain affiliated borrowing entities (collectively, the "Borrowers") and Bank of America, N.A. as Administrative Agent, and (ii) Section 3.1 of the Third Amended and Restated Master Guaranty of Payment Agreement dated as of March 14, 2000 (together with all amendments and modifications, if any, from time to time made thereto, the "Guaranty") by Sunrise Assisted Living, Inc. ("Guarantor") and Bank of America, N.A. as Administrative Agent. Unless otherwise defined, terms used herein (including the attachments hereto) have the meanings provided in the Financing Agreement.

                              BORROWER CERTIFICATE


       The undersigned, one of the Borrowers as of the date hereof, hereby certifies and warrants that:

       1. It is authorized to execute this certificate on behalf of all Borrowers.

       2. As of the (fiscal quarter) (fiscal year) ending as of ________________, ____:

              (a) No Borrower was in default under any of the provisions of the Financing Agreement during the period to which this Compliance Certificate relates;

              (b) As of the end of this reporting period: (i) the number of Eligible Projects was ____ [minimum number required 8];
                     (ii) the number of Eligible Projects that qualify as Pool A Projects is ____; (iii) the ratio of Pool A Projects to Eligible Projects is ____% [minimum required percentage 83%].

              (c) The attached Borrowing Base Report accurately represents the status of each Eligible Project with regard to any and all applicable covenants set forth in the Financing Agreement (including the ratio of Net Operating Income to Debt Service for such reporting period and the Minimum Occupancy Requirement and actual occupancy as of the end of such reporting period).

              (d) As of the end of this reporting period: (i) the number of Eligible Projects that are not Stabilized Facilities is ____; (ii) the amount of Liquid Assets held by the Borrower on a consolidated basis, after taking into account any distributions ("Distributions") of net operating income to partners or members of any of the Borrowers made less than 30 days prior to the end of such reporting period, is $____________ [minimum required $5,000,000 plus an additional $5,000,000 if 10 or more Eligible Projects are not Stabilized Facilities]; (iii) if there have been any Distributions, then the ratio of Adjusted EBITDA to Debt Service (calculated on a rolling four-quarter basis), for the Stabilized Facilities in the aggregate, is _____ [minimum required 1.0].



                                   EXHBIT G-1

                                 SUNRISE EAST ASSISTED LIVING
                                 LIMITED PARTNERSHIP, on behalf of all Borrowers


                                 By:  Sunrise Assisted Living Investments, Inc.
                                        its general partner



                                      By:                                 (SEAL)
                                          --------------------------------
                                          James S. Pope
                                          Vice President




                                   EXHBIT G-2

                              GUARANTOR CERTIFICATE

       The undersigned, being the duly elected, qualified and acting Chief Financial Officer of the Guarantor, on behalf of the Guarantor, hereby certifies and warrants that:

       1. He is the Chief Financial Officer of the Guarantor and that, as such, he is authorized to execute this certificate on behalf of the Guarantor.

       2. As of the (fiscal quarter) (fiscal year) ending as of ________________, ____:

              (a) The Guarantor is not in default under any of the provisions of the Guaranty;

              (b) The Guarantor's Tangible Net Worth was $_______________ as computed on Attachment 1 hereto;

              (c) The Guarantor's ratio (on a consolidated basis with all subsidiaries) of Funded Debt (as defined in the Guaranty) to EBITDAR was ______ as computed on Attachment 2 hereto;

              (d) The Guarantor's ratio (on a consolidated basis with all subsidiaries) of EBITDAR to the sum of Interest Expense (as defined in the Guaranty) and Rent Expense (as defined in the Guaranty) was __________ as computed on Attachment 3 hereto;

              (e) The value of the Guarantor's Minimum Liquid Assets was $_____ as computed on Attachment 4 hereto.

       IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ______ day of ______________, 200__.


                                      SUNRISE ASSISTED LIVING, INC.


                                      By:                                (SEAL)
                                         --------------------------------
                                         Christian B.A. Slavin
                                         Chief Financial Officer




                                   EXHBIT G-1

                                  ATTACHMENT 1

                                            Period Ending: ____________, _______
Tangible Net Worth

1.     net worth (defined by GAAP),
       plus the leasehold value associated with the properties which are the subject of synthetic lease transactions which are otherwise characterized as intangible assets $___________ less

2.     (a)    all intangible assets (except for deferred taxes
              recorded as goodwill and except for the goodwill purchased in connection with the acquisition of Karrington Health, Inc. in the approximate amount of $32,000,000 subject to adjustment for final audited calculations as of December 31,1999 and as may be further adjusted as reported in future Form 10Q Reports of the Guarantor). $_____________

       (b) write-up in book value of assets subsequent to most recent financial statement $_____________

       (c) loans and advances to, or investments in, any person or entity (except: (i) cash equivalents or deposit accounts at financial institutions; (ii) mortgage revenue bonds issued by Bucks County, PA Industrial Development Authority; and (iii) individual investments less than $2,500,000, but not exceeding $10,000,000 in the aggregate) $________________

       (d) advances or loans to, or receivables from, unconsolidated affiliates (except subordinated debt or loans of unconsolidated subsidiaries and affiliates of Guarantor which are parties to development and management contracts with Sunrise Development, Inc. and Sunrise Assisted Living Management, Inc.) $______________

Actual Tangible Net Worth = $_______________

Required Tangible Net Worth equal to the sum of :

              (i)    Guarantor's net worth
                     as of September 30, 1999                     $258,003,069

              (ii)   Guarantor's net income (if positive)
                     for each quarter subsequent
                     to September 30, 1999  x  75%  =             $____________

              (iii)  Net proceeds received by Guarantor



                              EXHBIT G-2
                     of any equity capital transaction
                     during each quarter subsequent
                     to September 30, 1999  x  85%  =             $____________


                                                TOTAL             $____________



                              EXHBIT G-3

                             ATTACHMENT 2


                                              Period Ending: ____________, _____

Ratio of Funded Debt to EBITDAR

       1.     Funded Debt                 $____________*

       2.     EBITDAR (as calculated
              on Attachment 3)            $_____________

       Actual Ratio: ____

       Required Ratio**:

              ---------------------------------------------------------
                    PERIOD ENDING                    MAXIMUM RATIO
              ---------------------------------------------------------
                  December 31, 1999                  8.75 to 1.00
              ---------------------------------------------------------
                    March 31, 2000                   8.75 to 1.00
              ---------------------------------------------------------
                    June 30, 2000                    8.75 to 1.00
              ---------------------------------------------------------
                  September 30, 2000                 8.75 to 1.00
              ---------------------------------------------------------
                  December 31, 2000                  7.75 to 1.00
              ---------------------------------------------------------
                    March 31, 2001                   7.75 to 1.00
              ---------------------------------------------------------
                    June 30, 2001                    7.75 to 1.00
              ---------------------------------------------------------
                  September 30, 2001                 7.75 to 1.00
              ---------------------------------------------------------
                  December 31, 2001
                    and thereafter                   7.00 to 1.00
              ---------------------------------------------------------


* "Funded Debt" means the sum of the following but shall exclude trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP:

(a)    indebtedness for borrowed money (including the 5  1/2 % convertible
       subordinated notes issued by the Guarantor)                 $____________

(b) obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of
       the Guarantor                                               $____________

(c) (i) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of the Guarantor, plus (ii) the product of Rent Expense (as defined in the Guaranty), with respect to operating
       leases, multiplied by 8                                     $____________


                                   EXHBIT G-4

(d) liabilities secured by any property owned by the Guarantor, to the extent attached to the Guarantor's interest in such property, even though
       Guarantor is not liable for the payment thereof             $____________

(e) (i) amounts payable by Guarantor under any terminated, defaulted or outstanding interest rate protection products, or (ii) take-out commitments (excluding a refinancing or a commitment of a third party) or purchase contracts including the deferred purchase price of property or services in each instance if the Guarantor does not control the incurring
       obligation                                                  $____________

(f) (i) the amount of any guaranty of indebtedness for borrowed, or (ii) other debt owned by Persons other than the Guarantor which is in default and for which the creditor is pursuing payment by the
       Guarantor                                                   $____________

(g)    any obligation of the Guarantor or a Commonly Controlled Entity to a
       Multiemployer Plan                                          $____________

(h) any synthetic lease obligations, (i) any other lease expenses for rented real property will be accounted for as debt based on eight times annualized lease payments (provided, however, that so long as the Guarantor or any Affiliate shall continue to own a 50% interest in the Facility located in Severna Park, Maryland known as "Sunrise of Severna Park", lease expenses for Sunrise of Severna Park will be accounted for as debt based on four times the annualized lease payments rather than
       eight times the annualized lease payments                   $____________

(h) other amounts considered to be debt by the Administrative Agent, the Syndication Agent and the Documentation Agent in a dollar amount to be mutually agreed upon by the Administrative Agent and the Guarantor (excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms which are not overdue or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of Guarantor in
       accordance with GAAP)                                       $____________

** After the sale of more than ten (10) or more Facilities (other than Assets Held for Sale) during fiscal year 2000, the foregoing maximum ratio will be reduced to 7.75 to 1.00 effective as of the end of the fiscal quarter in which the closing of the sale of the tenth Facility occurred.




                                   EXHBIT G-5

                                  ATTACHMENT 3


                                             Period Ending: ____________, ______

Ratio of EBITDAR to Interest Expense plus Rent Expense

       1.     EBITDAR                 $_____________ (calculated as follows)

              Net Income              $_____________
              Plus Interest           $_____________
              Plus Taxes              $_____________
              Plus Depreciation       $_____________
              Plus Amortization       $_____________
              Plus other non-cash
               Items*                 $_____________
              Plus Rent Expense       $_____________ (actual rent expense
                                                     incurred by Borrower,
                                                     Guarantor or any Affiliate
                                                     as a tenant under leases
                                                     for any senior living
                                                     facility)
              Plus Actual
               Management Fees        $_____________ (equal to actual Management
                                                     Fees)
              Plus Gains from the
               sale of open operating
               Facilities (not to exceed
               20 per 12 month
               period)                $_____________
              Minus Replacement
               Reserve                $_____________ ($250/year/bed for each
                                                     Facility)
              Minus Management
               Fees                   $_____________ (equal to the greater of 5%
                                                     of gross revenues or actual
                                                     Management Fees)


       2.     Interest Expense        $_____________ (actual interest expense
                                                     incurred by Guarantor and
                                                     its subsidiaries on all
                                                     debt owed to unaffiliated
                                                     third parties, including
                                                          5 1/2%     convertible
                                                     subordinated notes)

       3.     Rent Expense            $_____________

              Interest Expense        $_____________
              Sum of Rent Expense
               and Interest Expense   $_____________



                                   EXHBIT G-6

       Actual Ratio: _____

       Required Ratio:

              --------------------------------------------------------
                   PERIOD ENDING                    MINIMUM RATIO
              --------------------------------------------------------
                 December 31, 1999                   2.00 to 1.00
              --------------------------------------------------------
                   March 31, 2000                    2.00 to 1.00
              --------------------------------------------------------
                   June 30, 2000                     2.00 to 1.00
              --------------------------------------------------------
                 September 30, 2000                  2.00 to 1.00
              --------------------------------------------------------
                 December 31, 2000                   2.25 to 1.00
              --------------------------------------------------------
                   March 31, 2001                    2.25 to 1.00
              --------------------------------------------------------
                   June 30, 2001                     2.25 to 1.00
              --------------------------------------------------------
                 September 30, 2001                  2.25 to 1.00
              --------------------------------------------------------
                 December 31, 2001
                   and thereafter                    2.50 to 1.00
              --------------------------------------------------------

*Other non-cash and one-time non-recurring items which may be added back to EBITDAR require the consent of the Administrative Agent and if they exceed $5,000,000 in any year require consent of 66.67% of the Lenders by pro rata shares of the Loan.



                                   EXHBIT G-7

                                  ATTACHMENT 4

                                             Period Ending: ____________, ______


Minimum Liquid Assets


Value of unrestricted cash, cash equivalents and marketable securities $_______________


Required Value: not less than the greater of (a) 90 days of Debt Service, or (b) $25,000,000.





                                   EXHBIT G-8

                                    EXHIBIT H

                          LIST OF ASSETS HELD FOR SALE
                              as of March 14, 2000


Sunrise of Fremont, OH
Sunrise of Shahawn (Tiffen), OH
Sunrise of Rochester, MN
Sunrise of Bismark Commons, ND
Sunrise of Bismark Cottages, ND
Sunrise of Buffalo Cottages, MN
Sunrise of Waterloo, IA
Sunrise of Mankato, MN
Sunrise of Park Ridge, IL

Sunrise Regional Office Building, Columbus, OH


                                   EXHIBIT H-1